UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2018

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	December 31, 2018

WESTERN ASSET

CORE BOND FUND

Beginning in January 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from the Fund or from your Service Agent or financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your Service Agent or, if you are a direct shareholder with the Fund, by calling 1-877-721-1926.

You may elect to receive all future reports in paper free of charge. If you invest through a Service Agent, you can contact your Service Agent to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason funds held in your account at that Service Agent. If you are a direct shareholder with the Fund, you can call the Fund at 1-877-721-1926, or write to the Fund by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail to Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain an average effective duration which is expected to range within 20% of the average duration of the domestic bond market as a whole as estimated by the Fund’s subadviser.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Core Bond Fund for the twelve-month reporting period ended December 31, 2018. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive

January 31, 2019

II	Western Asset Core Bond Fund

Investment commentary

Economic review

Economic activity in the U.S. was mixed during the twelve months ended December 31, 2018 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that first quarter 2018 U.S. gross domestic product (“GDP”)i growth was 2.2%. GDP growth then accelerated to 4.2% during the second quarter of 2018 — the strongest reading since the third quarter of 2014. Third quarter 2018 GDP growth was 3.4%. The deceleration in GDP growth in the third quarter of 2018 reflected a downturn in exports and decelerations in nonresidential fixed investment and personal consumption expenditures. Imports increased in the third quarter after decreasing in the second. These movements were partly offset by an upturn in private inventory investment. Finally, the U.S. Department of Commerce’s initial reading for fourth quarter 2018 GDP growth was delayed due to the partial shutdown of the U.S. government.

Job growth in the U.S. was solid overall and supported the economy during the reporting period. As reported by the U.S. Department of Labor, when the reporting period ended on December 31, 2018, the unemployment rate was 3.9%, versus 4.1% when the period began. The percentage of longer-term unemployed also declined during the reporting period. In December 2018, 20.5% of Americans looking for a job had been out of work for more than six months, versus 21.5% when the period began.

The Federal Reserve Board (the “Fed”)ii

continued tightening monetary policy during the reporting period, as it raised interest rates four times in 2018 and further reduced its balance sheet. As widely expected, the Fed raised the federal funds rateiii at its meetings that ended on March 21, 2018 (to a range between 1.50% and 1.75%), June 13, 2018 (to a range between 1.75% and 2.00%), September 26, 2018 (to a range between 2.00% and 2.25%) and December 19, 2018 (to a range between 2.25% and 2.50%). At its meeting that concluded on January 30, 2019, after the reporting period ended, the Fed kept interest rates on hold and said, “In light of global economic and financial developments and muted inflation pressures, the Committee will be patient as it determines what future adjustments to the target range for the federal funds rate may be appropriate ….”

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 31, 2019

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

Western Asset Core Bond Fund	III

Investment commentary (cont’d)

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

IV	Western Asset Core Bond Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average durationi specified below. The Fund invests in a portfolio of fixed-income securities of various maturities and, under normal market conditions, will invest at least 80% of its net assets in debt and fixed-income securities. Although the Fund may invest in debt and fixed-income securities of any maturity, under normal market conditions, the target dollar-weighted average effective durationii for the Fund is expected to range within 20% of the average duration of the domestic bond market as a whole as estimated by Western Asset Management Company, LLC (formerly known as Western asset Management Company) (“Western Asset”), the Fund’s subadviser.

The Fund presently intends to limit its investments to U.S. dollar-denominated securities and currently anticipates that it will generally only purchase debt securities that are rated in the Baa or BBB categories or above at the time of purchase by one or more Nationally Recognized Statistical Rating Organizations (“NRSROs”) or unrated securities that we determined to be of comparable quality at the time of purchase. These securities are known as “investment grade securities.” The Fund may invest up to 25% of its total assets in the securities of non-U.S. issuers. The Fund may invest a substantial portion of its assets in mortgage-backed and asset-backed securities.

The Fund may also enter into various exchange-traded and over-the-counter derivative transactions for both hedging and non-hedging purposes, including for purposes of enhancing returns. These derivative transactions include, but are not limited to, futures, options and swaps. In particular, the Fund may use interest rate swaps, credit default swaps (including buying and selling credit default swaps on individual securities and/or baskets of securities), options (including options on credit default swaps) and futures contracts to a significant extent, although the amounts invested in these instruments may change from time to time. Other instruments may also be used to a significant extent from time to time.

At Western Asset, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Fixed income markets generally posted weak results over the twelve-month reporting period ended December 31, 2018. Spread sectors (non-Treasuries) experienced periods of elevated volatility as they were impacted by a number of factors, including generally solid economic growth in the U.S., moderating growth overseas, four interest rate hikes by the Federal Reserve Board (the “Fed”)iii, concerns over a global trade war, geopolitical issues and, more recently, a partial shutdown of the U.S. government.

Western Asset Core Bond Fund 2018 Annual Report	1

Fund overview (cont’d)

Both short- and long-term U.S. Treasury yields moved higher and the yield curveiv flattened during the reporting period. The yield for the two-year Treasury note began the reporting period at 1.89% — the low for the period — and ended the period at 2.48%. The high for the period of 2.98% occurred on November 8, 2018. The yield for the ten-year Treasury began the reporting period at 2.40% — the low for the period — and ended the period at 2.69%. The peak for the period of 3.24% took place on November 8, 2018.

All told, the Bloomberg Barclays U.S. Aggregate Indexv returned 0.01% for the twelve months ended December 31, 2018. Comparatively, riskier fixed-income securities, including high-yield bonds and emerging market debt, produced worse results. Over the reporting period, the Bloomberg Barclays U.S. High Yield — 2% Issuer Cap Indexvi returned -2.08%.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund during the reporting period. We tactically adjusted the Fund’s duration throughout the period and ended the reporting period roughly flat to the benchmark. From a yield curve positioning perspective, we increased the Fund’s allocations to the two- and five-year portions of the curve and pared its exposure to the twenty year part of the curve and greater, during the first half of the reporting period as the curve flattened. We then trimmed the Fund’s allocation to the five-year portion of the curve and increased its exposure to the twenty year part of the curve and greater in the fourth quarter of 2018 as the curve steepened. The Fund’s allocation to Treasury Inflation-Protected Securities (“TIPS”)vii was tactically adjusted during the reporting period. In particular, we reduced the Fund’s TIPS exposure during the first quarter of 2018 when breakeven inflation rates rose, and then added back some exposure in December 2018 when breakeven inflation rates declined. The Fund’s allocation to investment-grade corporate bonds was increased — largely in December 2018 — as their spreads widened and we felt that the economic recovery would continue and growth would stabilize, albeit at a lower level in 2019.

The Fund used U.S. Treasury futures, options and interest rate swaps to manage its duration and yield curve exposure. The use of these instruments were additive to performance. Credit default swaps (“CDS”), which were used to manage the Fund’s exposure to individual credits, contributed to results. Finally, index swaps (“CDX”), which were used to manage our structured product exposure, did not meaningfully impact performance.

Performance review

For the twelve months ended December 31, 2018, Class I shares of Western Asset Core Bond Fund returned -0.63%. The Fund’s unmanaged benchmark, the Bloomberg Barclays U.S. Aggregate Index, returned 0.01% for the same period. The Lipper Core Bond Funds Category Average1 returned -0.69% over the same time frame.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2018, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 519 funds for the six-month period and among the 506 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

2	Western Asset Core Bond Fund 2018 Annual Report

Performance Snapshot as of December 31, 2018 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset Core Bond Fund:
Class A	1.05%	-0.99%
Class C	0.61%	-1.76%
Class C1	0.79%	-1.43%
Class FI	0.97%	-1.06%
Class R	0.88%	-1.39%
Class I	1.23%	-0.63%
Class IS	1.17%	-0.68%
Bloomberg Barclays U.S. Aggregate Index	1.65%	0.01%
Lipper Core Bond Funds Category Average[1]	1.01%	-0.69%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized. Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended December 31, 2018 for Class A, Class C, Class C1, Class FI, Class R, Class I and Class IS shares were 2.89%, 2.33%, 2.69%, 3.02%, 2.75%, 3.39% and 3.41%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yield for Class I shares would have been 3.31%. The 30-Day SEC Yield, calculated pursuant to the standard SEC formula, is based on a Fund’s investments over an annualized trailing 30-day period, and not on the distributions paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 1, 2018, the gross total annual fund operating expense ratios for Class A, Class C, Class C1, Class FI, Class R, Class I and Class IS shares were 0.87%, 1.54%, 1.24%, 0.82%, 1.17%, 0.56% and 0.45%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets will not exceed 0.82% for Class A shares, 1.65% for Class C shares, 1.42% for Class C1 shares, 0.85% for Class FI shares, 1.15% for Class R shares, 0.45% for Class I shares and 0.42% for Class IS shares. In addition, the ratio of total annual fund

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2018, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 519 funds for the six-month period and among the 506 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

Western Asset Core Bond Fund 2018 Annual Report	3

Fund overview (cont’d)

operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2020 without the Board of Directors’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was its tactical duration positioning. In particular, having a long U.S. duration in the fourth quarter of 2018 was beneficial as rates moved lower across the yield curve.

Structured product exposure, including non-agency residential mortgage-backed securities (“RMBS”), commercial mortgage-backed securities (“CMBS”) and asset-backed securities (“ABS”) contributed to results. Their spreads largely widened for the year as a whole, especially during the fourth quarter of 2018. However, coupon payments were able to offset spread widening and they generated slightly positive excess returns for the year as a whole.

Elsewhere, a number of investment-grade corporate bonds contributed to performance during the reporting period, including overweight positions in CVS Caremark, Salesforce.com and Walmart Inc.

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s relative performance during the reporting period was its allocation to investment-grade U.S. dollar-denominated sovereign and corporate emerging markets debt exposures. Signs of moderating growth, monetary policy tightening in the U.S., rising rates and a generally strengthening U.S. dollar negatively impacted the asset classes during the reporting period.

Elsewhere, the Fund’s allocation to investment-grade corporate bonds detracted from performance as their spreads widened amid rising rates. Individual holdings that detracted from results included overweight positions in General Electric Co., Goldman Sachs Group, Inc. and Wells Fargo & Co.

Finally, yield curve positioning was a negative for results overall. While the yield curve flattened during the first half of the year, it then steepened during the second half of 2018.

Thank you for your investment in Western Asset Core Bond Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company, LLC

January 24, 2019

RISKS: Bonds are subject to a variety of risks, including interest rate, credit and inflation risks.

4	Western Asset Core Bond Fund 2018 Annual Report

As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Investments in asset-backed and mortgage-backed securities involve additional risks, including prepayment and extension risks. Non-U.S. investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. The Fund may use derivatives, such as options, futures and swaps, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of December 31, 2018 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 13 through 56 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2018 were: Mortgage-Backed Securities (35.1%), Corporate Bonds & Notes (28.1%), U.S. Government & Agency Obligations (14.4%), Collateralized Mortgage Obligations (11.3%) and Asset-Backed Securities (5.5%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

Effective duration is a duration calculation for bonds with embedded options. Effective duration takes into account that expected cash flows will fluctuate as interest rates change. Please note, duration measures the sensitivity of price (the value of principal) of a fixed-income investment to a change in interest rates.

iii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

[v]

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi

The Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

vii

U.S. Treasury Inflation-Protected Securities (“TIPS”) are inflation-indexed securities issued by the U.S. Treasury in five-year, ten-year and thirty-year maturities. The principal is adjusted to the Consumer Price Index, the commonly used measure of inflation. The coupon rate is constant, but generates a different amount of interest when multiplied by the inflation-adjusted principal.

Western Asset Core Bond Fund 2018 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of December 31, 2018 and December 31, 2017 and does not include derivatives such as futures contracts, written options and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

‡	Represents less than 0.1%.

6	Western Asset Core Bond Fund 2018 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2018 and held for the six months ended December 31, 2018.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	1.05%	$1,000.00	$1,010.50	0.82%	$4.16	Class A	5.00%	$1,000.00	$1,021.07	0.82%	$4.18
Class C	0.61	1,000.00	1,006.10	1.53	7.74	Class C	5.00	1,000.00	1,017.49	1.53	7.78
Class C1	0.79	1,000.00	1,007.90	1.17	5.92	Class C1	5.00	1,000.00	1,019.31	1.17	5.96
Class FI	0.97	1,000.00	1,009.70	0.80	4.05	Class FI	5.00	1,000.00	1,021.17	0.80	4.08
Class R	0.88	1,000.00	1,008.80	1.15	5.82	Class R	5.00	1,000.00	1,019.41	1.15	5.85
Class I	1.23	1,000.00	1,012.30	0.45	2.28	Class I	5.00	1,000.00	1,022.94	0.45	2.29
Class IS	1.17	1,000.00	1,011.70	0.42	2.13	Class IS	5.00	1,000.00	1,023.09	0.42	2.14

Western Asset Core Bond Fund 2018 Annual Report	7

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended December 31, 2018.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares and Class C1 shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

8	Western Asset Core Bond Fund 2018 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class C1	Class FI	Class R	Class I	Class IS
Twelve Months Ended 12/31/18	-0.99%	-1.76%	-1.43%	-1.06%	-1.39%	-0.63%	-0.68%
Five Years Ended 12/31/18	3.02	2.30	2.61	3.05	2.72	3.42	3.45
Ten Years Ended 12/31/18	N/A	N/A	N/A	6.05	N/A	6.37	6.41
Inception* through 12/31/18	2.51	1.77	1.70	—	2.22	—	—

With sales charges[2]	Class A	Class C	Class C1	Class FI	Class R	Class I	Class IS
Twelve Months Ended 12/31/18	-5.19%	-2.73%	-2.40%	-1.06%	-1.39%	-0.63%	-0.68%
Five Years Ended 12/31/18	2.14	2.30	2.61	3.05	2.72	3.42	3.45
Ten Years Ended 12/31/18	N/A	N/A	N/A	6.05	N/A	6.37	6.41
Inception* through 12/31/18	1.84	1.77	1.70	—	2.22	—	—

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 4/30/12 through 12/31/18)	17.97%
Class C (Inception date of 4/30/12 through 12/31/18)	12.44
Class C1 (Inception date of 10/3/12 through 12/31/18)	11.09
Class FI (12/31/08 through 12/31/18)	80.02
Class R (Inception date of 4/30/12 through 12/31/18)	15.74
Class I (12/31/08 through 12/31/18)	85.41
Class IS (12/31/08 through 12/31/18)	86.16

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares and Class C1 shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25%. Class C shares and Class C1 shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, C, C1, FI, R, I and IS shares are April 30, 2012, April 30, 2012, October 3, 2012, July 22, 1999, April 30, 2012, September 4, 1990 and August 29, 2008, respectively.

Western Asset Core Bond Fund 2018 Annual Report	9

Fund performance (unaudited) (cont’d)

Historical performance

Value of $1,000,000 invested in

Class I Shares of Western Asset Core Bond Fund vs. Bloomberg Barclays U.S. Aggregate Index† — December 2008 - December 2018

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $1,000,000 invested in Class I shares of Western Asset Core Bond Fund on December 31, 2008, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2018. The hypothetical illustration also assumes a $1,000,000 investment in the Bloomberg Barclays U.S. Aggregate Index. The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The index is unmanaged and not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class I shares’ performance indicated on this chart, depending on whether greater or lower sales charges and fees were incurred by shareholders investing in the other classes.

10	Western Asset Core Bond Fund 2018 Annual Report

Spread duration (unaudited)

Economic exposure — December 31, 2018

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities

Benchmark	— Bloomberg Barclays U.S. Aggregate Index

EM	— Emerging Markets

HY	— High Yield

IG Credit	— Investment Grade Credit

MBS	— Mortgage-Backed Securities

WAC	— Western Asset Core Bond Fund

Western Asset Core Bond Fund 2018 Annual Report	11

Effective duration (unaudited)

Interest rate exposure — December 31, 2018

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities

Benchmark	— Bloomberg Barclays U.S. Aggregate Index

EM	— Emerging Markets

IG Credit	— Investment Grade Credit

MBS	— Mortgage-Backed Securities

WAC	— Western Asset Core Bond Fund

12	Western Asset Core Bond Fund 2018 Annual Report

Schedule of investments

December 31, 2018

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Mortgage-Backed Securities — 35.1%
FHLMC — 7.0%
Federal Home Loan Mortgage Corp. (FHLMC), Gold	4.500%	4/1/19-8/1/47	$70,419,086	$73,198,391
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.000%	7/1/20-1/1/49	101,419,973	106,424,461
Federal Home Loan Mortgage Corp. (FHLMC), Gold	7.000%	4/1/24-3/1/39	782,608	890,041
Federal Home Loan Mortgage Corp. (FHLMC), Gold	4.000%	10/1/25-9/1/48	218,310,225	223,127,170
Federal Home Loan Mortgage Corp. (FHLMC), Gold	6.500%	6/1/32-9/1/39	460,771	519,985
Federal Home Loan Mortgage Corp. (FHLMC), Gold	3.500%	8/1/33-3/1/45	17,140,416	17,297,112
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.500%	4/1/35-4/1/38	2,322,265	2,460,240
Federal Home Loan Mortgage Corp. (FHLMC), Gold	6.000%	10/1/36-11/1/39	473,460	517,517
Federal Home Loan Mortgage Corp. (FHLMC), Gold	3.000%	2/1/38-9/1/47	80,223,556	78,384,304
Federal Home Loan Mortgage Corp. (FHLMC), Gold	3.000%	1/1/49	46,600,000	45,413,530	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Gold	4.000%	1/1/49	93,400,000	95,222,394	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Gold	4.500%	1/1/49	8,000,000	8,281,987	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.000%	1/1/49	3,400,000	3,561,159	(a)
Total FHLMC				655,298,291
FNMA — 16.9%
Federal National Mortgage Association (FNMA)	2.680%	4/1/19	7,530,453	7,515,269
Federal National Mortgage Association (FNMA)	4.000%	8/1/20-6/1/57	433,066,496	442,459,086
Federal National Mortgage Association (FNMA)	5.000%	8/1/20-1/1/49	107,444,921	112,857,597
Federal National Mortgage Association (FNMA)	6.000%	8/1/21-12/1/39	5,831,150	6,344,584
Federal National Mortgage Association (FNMA)	2.810%	4/1/25	710,000	704,279
Federal National Mortgage Association (FNMA)	7.500%	6/1/25-4/1/28	47,382	48,216
Federal National Mortgage Association (FNMA)	7.000%	4/1/27-2/1/39	2,250,484	2,508,523
Federal National Mortgage Association (FNMA)	2.500%	1/1/28-10/1/42	2,914,448	2,840,488
Federal National Mortgage Association (FNMA)	3.080%	1/1/28	5,240,000	5,120,404
Federal National Mortgage Association (FNMA)	3.660%	2/1/28	900,000	900,984	(b)(c)
Federal National Mortgage Association (FNMA)	3.150%	3/1/28	1,840,000	1,815,119
Federal National Mortgage Association (FNMA)	3.580%	6/1/28	4,736,500	4,818,501
Federal National Mortgage Association (FNMA)	3.740%	11/1/28	6,910,000	6,990,010
Federal National Mortgage Association (FNMA)	3.770%	1/1/29	4,695,000	4,699,402	(b)(c)
Federal National Mortgage Association (FNMA)	3.800%	1/1/29	3,000,000	3,032,812	(b)(c)
Federal National Mortgage Association (FNMA)	4.500%	4/1/31-9/1/57	120,821,160	125,447,500
Federal National Mortgage Association (FNMA)	6.500%	2/1/32-5/1/40	1,188,647	1,350,743
Federal National Mortgage Association (FNMA)	3.500%	1/1/34-1/1/49	129,100,000	130,282,987	(a)
Federal National Mortgage Association (FNMA)	3.000%	1/15/34-1/1/49	70,405,000	68,633,088	(a)
Federal National Mortgage Association (FNMA)	5.500%	9/1/35-11/1/38	3,148,333	3,381,695
Federal National Mortgage Association (FNMA)	3.000%	12/1/37-11/1/48	181,949,114	177,596,150
Federal National Mortgage Association (FNMA)	3.500%	12/1/37-3/1/57	228,489,239	228,659,969

See Notes to Financial Statements.

Western Asset Core Bond Fund 2018 Annual Report	13

Schedule of investments (cont’d)

December 31, 2018

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
FNMA — continued
Federal National Mortgage Association (FNMA)	4.000%	1/1/49	$81,550,000	$83,136,403	(a)
Federal National Mortgage Association (FNMA)	4.500%	1/1/49	167,900,000	173,884,717	(a)
Federal National Mortgage Association (FNMA)	5.000%	1/1/49	600,000	628,547	(a)
Federal National Mortgage Association (FNMA) (Federal Reserve US 12 mo. Cumulative Average 1 Year CMT + 1.944%)	4.101%	11/1/35	529,785	541,886	(d)
Total FNMA				1,596,198,959
GNMA — 11.2%
Government National Mortgage Association (GNMA)	7.500%	10/15/22-8/15/32	37,070	40,435
Government National Mortgage Association (GNMA)	6.500%	10/15/23-8/15/34	5,148,255	5,707,787
Government National Mortgage Association (GNMA)	7.000%	1/15/24-5/15/32	37,972	38,881
Government National Mortgage Association (GNMA)	6.000%	11/15/28-6/15/35	2,469,502	2,672,453
Government National Mortgage Association (GNMA)	5.500%	2/15/35-6/15/36	239,112	258,904
Government National Mortgage Association (GNMA)	5.000%	1/15/40	58,906	62,185
Government National Mortgage Association (GNMA)	3.500%	6/15/48	4,683,854	4,737,926
Government National Mortgage Association (GNMA) II	6.000%	9/20/36-2/20/42	3,282,567	3,542,857
Government National Mortgage Association (GNMA) II	6.500%	10/20/37	691,460	796,310
Government National Mortgage Association (GNMA) II	4.500%	1/20/40-9/20/48	123,281,961	127,791,117
Government National Mortgage Association (GNMA) II	5.000%	7/20/40-11/20/48	64,337,211	67,155,179
Government National Mortgage Association (GNMA) II	3.500%	6/20/44-12/20/47	79,253,201	79,825,470
Government National Mortgage Association (GNMA) II	4.000%	8/20/47	36,239,560	37,148,308
Government National Mortgage Association (GNMA) II	3.000%	11/20/47-4/20/48	163,510,184	161,111,977
Government National Mortgage Association (GNMA) II	3.500%	1/20/49	5,400,000	5,433,750	(a)
Government National Mortgage Association (GNMA) II	4.500%	1/20/49	298,940,000	309,373,706	(a)
Government National Mortgage Association (GNMA) II	5.000%	1/20/49-2/20/49	238,200,000	247,931,948	(a)

See Notes to Financial Statements.

14	Western Asset Core Bond Fund 2018 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
GNMA — continued
Government National Mortgage Association (GNMA) II	5.000%	1/20/49	$4,200,000	$4,378,336	(e)
Total GNMA				1,058,007,529
Total Mortgage-Backed Securities (Cost — $3,318,622,424)				3,309,504,779
Corporate Bonds & Notes — 28.1%
Communication Services — 2.3%
Diversified Telecommunication Services — 0.6%
AT&T Inc., Senior Notes	4.450%	5/15/21	740,000	756,452
AT&T Inc., Senior Notes	4.350%	6/15/45	7,100,000	6,021,921
AT&T Inc., Senior Notes	4.750%	5/15/46	1,380,000	1,229,732
AT&T Inc., Senior Notes	4.500%	3/9/48	9,988,000	8,579,077
Bharti Airtel Ltd., Senior Notes	4.375%	6/10/25	360,000	328,398	(f)
Telefonica Emisiones SA, Senior Notes	4.103%	3/8/27	2,200,000	2,116,942
Telefonica Emisiones SA, Senior Notes	5.213%	3/8/47	3,150,000	2,893,676
Telefonica Emisiones SAU, Senior Notes	5.877%	7/15/19	480,000	485,814
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	1,020,000	1,041,382
Verizon Communications Inc., Senior Notes	3.500%	11/1/24	2,850,000	2,814,562
Verizon Communications Inc., Senior Notes	3.376%	2/15/25	3,831,000	3,722,716
Verizon Communications Inc., Senior Notes	2.625%	8/15/26	830,000	753,780
Verizon Communications Inc., Senior Notes	4.125%	3/16/27	4,130,000	4,140,326
Verizon Communications Inc., Senior Notes	4.329%	9/21/28	10,761,000	10,826,522
Verizon Communications Inc., Senior Notes	4.500%	8/10/33	2,450,000	2,424,771
Verizon Communications Inc., Senior Notes	5.250%	3/16/37	2,342,000	2,446,788
Verizon Communications Inc., Senior Notes	3.850%	11/1/42	6,394,000	5,532,511
Verizon Communications Inc., Senior Notes	4.125%	8/15/46	10,000	8,857
Verizon Communications Inc., Senior Notes	4.862%	8/21/46	2,830,000	2,791,699
Verizon Communications Inc., Senior Notes	5.500%	3/16/47	630,000	672,416
Verizon Communications Inc., Senior Notes	4.522%	9/15/48	2,530,000	2,380,645
Total Diversified Telecommunication Services				61,968,987
Entertainment — 0.0%
Viacom Inc., Senior Notes	4.250%	9/1/23	720,000	717,941
Viacom Inc., Senior Notes	3.875%	4/1/24	360,000	353,529
Total Entertainment				1,071,470
Media — 1.1%
21st Century Fox America Inc., Senior Notes	6.200%	12/15/34	40,000	48,763
21st Century Fox America Inc., Senior Notes	6.650%	11/15/37	2,200,000	2,905,369
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	3.579%	7/23/20	4,200,000	4,197,046

See Notes to Financial Statements.

Western Asset Core Bond Fund 2018 Annual Report	15

Schedule of investments (cont’d)

December 31, 2018

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Media — continued
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	4.908%	7/23/25	$2,081,000	$2,072,132
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	4.200%	3/15/28	9,550,000	9,012,964
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	6.384%	10/23/35	380,000	391,040
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	5.375%	4/1/38	3,570,000	3,333,410
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	6.484%	10/23/45	2,762,000	2,848,224
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	5.375%	5/1/47	1,510,000	1,373,039
Comcast Corp., Senior Notes	3.950%	10/15/25	7,040,000	7,129,519
Comcast Corp., Senior Notes	3.150%	3/1/26	1,680,000	1,608,974
Comcast Corp., Senior Notes	4.150%	10/15/28	21,530,000	21,887,959
Comcast Corp., Senior Notes	4.250%	10/15/30	6,440,000	6,521,684
Comcast Corp., Senior Notes	7.050%	3/15/33	3,880,000	4,827,086
Comcast Corp., Senior Notes	5.650%	6/15/35	2,980,000	3,272,283
Comcast Corp., Senior Notes	3.200%	7/15/36	820,000	706,736
Comcast Corp., Senior Notes	3.900%	3/1/38	5,090,000	4,721,131
Comcast Corp., Senior Notes	4.700%	10/15/48	1,320,000	1,337,550
NBCUniversal Enterprise Inc., Senior Notes	1.974%	4/15/19	3,030,000	3,020,484	(f)
Time Warner Cable LLC, Senior Secured Notes	8.250%	4/1/19	2,330,000	2,356,294
Time Warner Cable LLC, Senior Secured Notes	4.125%	2/15/21	2,720,000	2,732,358
Time Warner Cable LLC, Senior Secured Notes	6.550%	5/1/37	1,330,000	1,368,555
Time Warner Cable LLC, Senior Secured Notes	7.300%	7/1/38	450,000	489,131
Time Warner Cable LLC, Senior Secured Notes	6.750%	6/15/39	910,000	927,241
Time Warner Cable LLC, Senior Secured Notes	5.875%	11/15/40	5,648,000	5,410,354
Time Warner Cable LLC, Senior Secured Notes	5.500%	9/1/41	20,000	18,282
Warner Media LLC, Senior Notes	4.750%	3/29/21	2,260,000	2,318,219
Warner Media LLC, Senior Notes	3.800%	2/15/27	3,860,000	3,628,066
Warner Media LLC, Senior Notes	6.100%	7/15/40	10,000	10,430
Total Media				100,474,323
Wireless Telecommunication Services — 0.6%
America Movil SAB de CV, Senior Notes	5.000%	3/30/20	2,470,000	2,514,375

See Notes to Financial Statements.

16	Western Asset Core Bond Fund 2018 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Wireless Telecommunication Services — continued
America Movil SAB de CV, Senior Notes	3.125%	7/16/22	$5,062,000	$4,968,715
Deutsche Telekom International Finance BV, Senior Notes	2.820%	1/19/22	1,688,000	1,651,919	(f)
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, Senior Secured Notes	3.360%	9/20/21	17,393,750	17,219,812	(f)
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, Senior Secured Notes	4.738%	3/20/25	1,570,000	1,544,488	(f)
Vodafone Group PLC, Senior Notes	4.375%	5/30/28	18,170,000	17,659,686
Vodafone Group PLC, Senior Notes	5.250%	5/30/48	9,440,000	8,894,695
Total Wireless Telecommunication Services				54,453,690
Total Communication Services				217,968,470
Consumer Discretionary — 0.8%
Automobiles — 0.3%
BMW US Capital LLC, Senior Notes	1.850%	9/15/21	1,060,000	1,016,529	(f)
Daimler Finance North America LLC, Senior Notes	2.450%	5/18/20	980,000	968,544	(f)
Daimler Finance North America LLC, Senior Notes	2.700%	8/3/20	2,285,000	2,256,528	(f)
Ford Motor Co., Senior Notes	4.750%	1/15/43	2,430,000	1,879,976
Ford Motor Credit Co. LLC, Senior Notes	8.125%	1/15/20	1,020,000	1,059,204
Ford Motor Credit Co. LLC, Senior Notes	3.200%	1/15/21	3,720,000	3,609,235
Ford Motor Credit Co. LLC, Senior Notes	5.875%	8/2/21	5,230,000	5,366,915
General Motors Co., Senior Notes	5.150%	4/1/38	890,000	762,565
General Motors Co., Senior Notes	6.250%	10/2/43	4,764,000	4,479,060
General Motors Financial Co. Inc., Senior Notes	2.450%	11/6/20	1,225,000	1,190,337
General Motors Financial Co. Inc., Senior Notes	3.450%	4/10/22	1,290,000	1,248,460
General Motors Financial Co. Inc., Senior Notes	4.350%	1/17/27	1,060,000	977,280
Total Automobiles				24,814,633
Hotels, Restaurants & Leisure — 0.2%
McDonald’s Corp., Senior Notes	3.700%	1/30/26	3,230,000	3,171,216
McDonald’s Corp., Senior Notes	3.500%	3/1/27	2,800,000	2,724,162
McDonald’s Corp., Senior Notes	4.875%	12/9/45	6,555,000	6,623,055
Sands China Ltd., Senior Notes	4.600%	8/8/23	3,270,000	3,256,528	(f)
Sands China Ltd., Senior Notes	5.125%	8/8/25	5,460,000	5,414,245	(f)
Total Hotels, Restaurants & Leisure				21,189,206
Household Durables — 0.1%
Newell Brands Inc., Senior Notes	3.850%	4/1/23	2,850,000	2,810,955
Newell Brands Inc., Senior Notes	4.200%	4/1/26	3,310,000	3,237,922
Total Household Durables				6,048,877
Internet & Direct Marketing Retail — 0.2%
Amazon.com Inc., Senior Notes	3.150%	8/22/27	6,880,000	6,649,963

See Notes to Financial Statements.

Western Asset Core Bond Fund 2018 Annual Report	17

Schedule of investments (cont’d)

December 31, 2018

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Internet & Direct Marketing Retail — continued
Amazon.com Inc., Senior Notes	3.875%	8/22/37	$3,020,000	$2,922,305
Amazon.com Inc., Senior Notes	4.950%	12/5/44	3,390,000	3,766,700
Amazon.com Inc., Senior Notes	4.050%	8/22/47	2,630,000	2,576,223
QVC Inc., Senior Secured Notes	5.950%	3/15/43	100,000	89,975
Total Internet & Direct Marketing Retail				16,005,166
Specialty Retail — 0.0%
TJX Cos. Inc., Senior Notes	2.250%	9/15/26	2,430,000	2,207,007
Total Consumer Discretionary				70,264,889
Consumer Staples — 1.8%
Beverages — 0.6%
Anheuser-Busch Cos.
LLC/Anheuser-Busch InBev Worldwide Inc., Senior Notes	3.650%	2/1/26	14,780,000	13,988,070	(f)
Anheuser-Busch InBev Finance Inc., Senior Notes	2.650%	2/1/21	1,368,000	1,345,959
Anheuser-Busch InBev Finance Inc., Senior Notes	3.300%	2/1/23	4,490,000	4,369,961
Anheuser-Busch InBev Finance Inc., Senior Notes	4.900%	2/1/46	11,860,000	11,022,619	(f)
Anheuser-Busch InBev Worldwide Inc., Senior Notes	2.500%	7/15/22	3,540,000	3,382,778
Anheuser-Busch InBev Worldwide Inc., Senior Notes	3.500%	1/12/24	2,470,000	2,418,773
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.000%	4/13/28	6,630,000	6,353,927
Diageo Capital PLC, Senior Bonds	4.828%	7/15/20	860,000	883,750
Diageo Investment Corp., Senior Notes	2.875%	5/11/22	2,750,000	2,724,492
Molson Coors Brewing Co., Senior Notes	3.500%	5/1/22	410,000	407,863
PepsiCo Inc., Senior Notes	4.000%	3/5/42	480,000	472,899
Pernod Ricard SA, Senior Notes	4.450%	1/15/22	6,240,000	6,368,999	(f)
Total Beverages				53,740,090
Food & Staples Retailing — 0.2%
CVS Pass-Through Trust, Secured Trust	6.036%	12/10/28	5,777,422	6,154,356
CVS Pass-Through Trust, Secured Trust	6.943%	1/10/30	479,566	533,085
Kroger Co. (The), Senior Notes	5.150%	8/1/43	180,000	172,727
Walgreens Boots Alliance Inc., Senior Notes	3.450%	6/1/26	3,240,000	3,053,382
Walmart, Inc., Senior Notes	3.700%	6/26/28	10,310,000	10,476,180
Total Food & Staples Retailing				20,389,730
Food Products — 0.4%
Danone SA, Senior Notes	2.077%	11/2/21	4,710,000	4,553,213	(f)
Danone SA, Senior Notes	2.589%	11/2/23	7,250,000	6,900,229	(f)
Danone SA, Senior Notes	2.947%	11/2/26	4,820,000	4,405,284	(f)
Kraft Heinz Foods Co., Secured Notes	4.875%	2/15/25	1,030,000	1,035,261	(f)
Kraft Heinz Foods Co., Senior Notes	5.375%	2/10/20	1,818,000	1,860,041
Kraft Heinz Foods Co., Senior Notes	3.500%	6/6/22	60,000	59,442

See Notes to Financial Statements.

18	Western Asset Core Bond Fund 2018 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Food Products — continued
Kraft Heinz Foods Co., Senior Notes	3.500%	7/15/22	$1,510,000	$1,489,318
Kraft Heinz Foods Co., Senior Notes	4.000%	6/15/23	260,000	259,581
Kraft Heinz Foods Co., Senior Notes	3.950%	7/15/25	2,250,000	2,180,543
Kraft Heinz Foods Co., Senior Notes	3.000%	6/1/26	3,294,000	2,943,297
Kraft Heinz Foods Co., Senior Notes	5.000%	7/15/35	1,180,000	1,110,441
Kraft Heinz Foods Co., Senior Notes	5.000%	6/4/42	580,000	520,382
Kraft Heinz Foods Co., Senior Notes	5.200%	7/15/45	1,680,000	1,540,437
Kraft Heinz Foods Co., Senior Notes	4.375%	6/1/46	6,300,000	5,209,132
WM Wrigley Jr. Co., Senior Notes	2.900%	10/21/19	1,830,000	1,827,486	(f)
WM Wrigley Jr. Co., Senior Notes	3.375%	10/21/20	670,000	672,045	(f)
Total Food Products				36,566,132
Tobacco — 0.6%
Altria Group Inc., Senior Notes	9.250%	8/6/19	2,730,000	2,821,945
Altria Group Inc., Senior Notes	4.750%	5/5/21	3,240,000	3,313,245
Altria Group Inc., Senior Notes	2.850%	8/9/22	1,850,000	1,777,456
Altria Group Inc., Senior Notes	5.375%	1/31/44	691,000	646,476
BAT Capital Corp., Senior Notes	3.557%	8/15/27	19,820,000	17,626,950
BAT Capital Corp., Senior Notes	4.540%	8/15/47	6,440,000	5,144,998
Philip Morris International Inc., Senior Notes	1.875%	11/1/19	4,830,000	4,772,473
Philip Morris International Inc., Senior Notes	2.900%	11/15/21	1,750,000	1,728,922
Philip Morris International Inc., Senior Notes	2.500%	8/22/22	2,600,000	2,506,720
Philip Morris International Inc., Senior Notes	2.500%	11/2/22	8,440,000	8,116,092
Philip Morris International Inc., Senior Notes	4.500%	3/20/42	1,570,000	1,494,021
Reynolds American Inc., Senior Notes	8.125%	6/23/19	5,000,000	5,101,433
Reynolds American Inc., Senior Notes	3.250%	6/12/20	1,012,000	1,006,136
Reynolds American Inc., Senior Notes	6.150%	9/15/43	1,240,000	1,212,288
Reynolds American Inc., Senior Notes	5.850%	8/15/45	1,810,000	1,686,990
Total Tobacco				58,956,145
Total Consumer Staples				169,652,097
Energy — 4.7%
Energy Equipment & Services — 0.1%
Halliburton Co., Senior Notes	3.800%	11/15/25	3,490,000	3,386,819
Halliburton Co., Senior Notes	5.000%	11/15/45	1,200,000	1,182,509
Total Energy Equipment & Services				4,569,328
Oil, Gas & Consumable Fuels — 4.6%
Anadarko Petroleum Corp., Senior Notes	8.700%	3/15/19	160,000	161,656
Anadarko Petroleum Corp., Senior Notes	5.550%	3/15/26	130,000	136,350
Anadarko Petroleum Corp., Senior Notes	6.200%	3/15/40	2,620,000	2,715,154

See Notes to Financial Statements.

Western Asset Core Bond Fund 2018 Annual Report	19

Schedule of investments (cont’d)

December 31, 2018

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels — continued
Anadarko Petroleum Corp., Senior Notes	4.500%	7/15/44	$20,420,000	$17,365,090
Apache Corp., Senior Notes	3.250%	4/15/22	1,038,000	1,017,423
Apache Corp., Senior Notes	6.000%	1/15/37	289,000	296,932
Apache Corp., Senior Notes	5.100%	9/1/40	6,770,000	6,151,090
Apache Corp., Senior Notes	5.250%	2/1/42	7,680,000	7,119,179
Apache Corp., Senior Notes	4.750%	4/15/43	10,970,000	9,441,367
Apache Corp., Senior Notes	4.250%	1/15/44	20,260,000	16,369,821
BP Capital Markets America Inc., Senior Notes	3.119%	5/4/26	9,830,000	9,252,406
BP Capital Markets PLC, Senior Notes	3.561%	11/1/21	160,000	161,489
BP Capital Markets PLC, Senior Notes	3.245%	5/6/22	2,140,000	2,122,445
BP Capital Markets PLC, Senior Notes	3.216%	11/28/23	7,270,000	7,169,924
BP Capital Markets PLC, Senior Notes	3.535%	11/4/24	1,000,000	992,006
BP Capital Markets PLC, Senior Notes	3.506%	3/17/25	1,250,000	1,227,130
Chevron Corp., Senior Notes	2.954%	5/16/26	2,770,000	2,669,231
Cimarex Energy Co., Senior Notes	3.900%	5/15/27	3,445,000	3,202,349
CNOOC Finance 2015 USA LLC, Senior Notes	3.500%	5/5/25	10,030,000	9,731,898
CNOOC Finance 2015 USA LLC, Senior Notes	4.375%	5/2/28	8,060,000	8,208,377
CNOOC Nexen Finance 2014 ULC, Senior Notes	4.250%	4/30/24	7,140,000	7,250,434
Concho Resources Inc., Senior Notes	3.750%	10/1/27	150,000	141,463
Concho Resources Inc., Senior Notes	4.300%	8/15/28	4,260,000	4,175,250
Conoco Funding Co., Senior Bonds	7.250%	10/15/31	350,000	456,472
ConocoPhillips Co., Senior Notes	4.300%	11/15/44	3,250,000	3,204,190
ConocoPhillips Holding Co., Senior Notes	6.950%	4/15/29	640,000	792,277
Continental Resources Inc., Senior Notes	3.800%	6/1/24	2,525,000	2,393,215
Continental Resources Inc., Senior Notes	4.375%	1/15/28	520,000	490,091
Devon Energy Corp., Senior Notes	3.250%	5/15/22	420,000	409,592
Devon Energy Corp., Senior Notes	5.850%	12/15/25	7,820,000	8,305,656
Devon Energy Corp., Senior Notes	5.600%	7/15/41	2,390,000	2,273,263
Devon Energy Corp., Senior Notes	5.000%	6/15/45	6,130,000	5,418,568
Ecopetrol SA, Senior Notes	5.875%	5/28/45	33,970,000	32,202,541
El Paso Natural Gas Co., LLC, Senior Notes	8.375%	6/15/32	3,010,000	3,641,503
Energy Transfer Operating LP, Senior Notes	4.950%	6/15/28	1,080,000	1,058,655
Enterprise Products Operating LLC, Senior Notes	4.150%	10/16/28	6,450,000	6,430,303
Enterprise Products Operating LLC, Senior Notes	5.700%	2/15/42	570,000	608,247
EOG Resources Inc., Senior Notes	4.150%	1/15/26	1,880,000	1,932,424
Exxon Mobil Corp., Senior Notes	3.043%	3/1/26	3,290,000	3,212,683
Exxon Mobil Corp., Senior Notes	4.114%	3/1/46	4,090,000	4,162,064
KazMunayGas National Co. JSC, Senior Notes	5.375%	4/24/30	10,810,000	10,656,087	(f)

See Notes to Financial Statements.

20	Western Asset Core Bond Fund 2018 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels — continued
KazMunayGas National Co. JSC, Senior Notes	5.750%	4/19/47	$8,780,000	$8,392,539	(f)
KazMunayGas National Co. JSC, Senior Notes	6.375%	10/24/48	3,130,000	3,158,952	(f)
Kerr-McGee Corp., Senior Notes	6.950%	7/1/24	690,000	770,140
Kerr-McGee Corp., Senior Notes	7.875%	9/15/31	9,250,000	11,100,708
Kinder Morgan Energy Partners LP, Senior Notes	3.500%	3/1/21	2,760,000	2,752,930
Kinder Morgan Energy Partners LP, Senior Notes	3.500%	9/1/23	390,000	379,640
Kinder Morgan Energy Partners LP, Senior Notes	4.250%	9/1/24	2,001,000	1,991,491
Kinder Morgan Inc., Senior Notes	4.300%	3/1/28	4,080,000	4,000,722
Kinder Morgan Inc., Senior Notes	5.300%	12/1/34	460,000	452,071
MPLX LP, Senior Notes	4.000%	3/15/28	7,490,000	7,033,270
MPLX LP, Senior Notes	4.800%	2/15/29	1,880,000	1,879,094
MPLX LP, Senior Notes	4.500%	4/15/38	4,810,000	4,213,704
MPLX LP, Senior Notes	4.700%	4/15/48	8,450,000	7,366,123
MPLX LP, Senior Notes	5.500%	2/15/49	3,600,000	3,514,431
Noble Energy Inc., Senior Notes	4.150%	12/15/21	4,560,000	4,584,315
Noble Energy Inc., Senior Notes	3.850%	1/15/28	3,860,000	3,496,417
Noble Energy Inc., Senior Notes	5.250%	11/15/43	3,550,000	3,161,426
Noble Energy Inc., Senior Notes	4.950%	8/15/47	9,790,000	8,500,462
Occidental Petroleum Corp., Senior Notes	3.125%	2/15/22	1,220,000	1,213,689
Occidental Petroleum Corp., Senior Notes	3.000%	2/15/27	2,520,000	2,394,334
Occidental Petroleum Corp., Senior Notes	4.625%	6/15/45	5,650,000	5,622,243
Occidental Petroleum Corp., Senior Notes	4.400%	4/15/46	1,850,000	1,804,181
Occidental Petroleum Corp., Senior Notes	4.100%	2/15/47	2,800,000	2,618,333
Occidental Petroleum Corp., Senior Notes	4.200%	3/15/48	1,810,000	1,734,167
Pertamina Persero PT, Senior Notes	6.000%	5/3/42	7,720,000	7,721,328	(f)
Petrobras Global Finance BV, Senior Notes	4.375%	5/20/23	3,440,000	3,288,193
Petrobras Global Finance BV, Senior Notes	6.250%	3/17/24	2,330,000	2,372,522
Petroleos del Peru SA, Senior Notes	4.750%	6/19/32	27,880,000	26,834,500	(f)
Petroleos Mexicanos, Senior Notes	6.625%	6/15/35	4,343,000	3,813,154
Petroleos Mexicanos, Senior Notes	5.500%	6/27/44	6,500,000	4,944,420
Petroleos Mexicanos, Senior Notes	6.375%	1/23/45	4,333,000	3,504,314
Petroleos Mexicanos, Senior Notes	5.625%	1/23/46	13,510,000	10,293,134
Petroleos Mexicanos, Senior Notes	6.750%	9/21/47	5,000,000	4,146,950
Schlumberger Holdings Corp., Senior Notes	3.000%	12/21/20	2,780,000	2,757,208	(f)
Schlumberger Holdings Corp., Senior Notes	4.000%	12/21/25	4,460,000	4,408,826	(f)
Shell International Finance BV, Senior Notes	4.375%	3/25/20	2,740,000	2,787,761
Shell International Finance BV, Senior Notes	1.875%	5/10/21	1,040,000	1,013,293
Shell International Finance BV, Senior Notes	2.875%	5/10/26	7,430,000	7,133,539

See Notes to Financial Statements.

Western Asset Core Bond Fund 2018 Annual Report	21

Schedule of investments (cont’d)

December 31, 2018

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels — continued
Shell International Finance BV, Senior Notes	4.550%	8/12/43	$1,620,000	$1,687,659
Shell International Finance BV, Senior Notes	4.375%	5/11/45	4,560,000	4,686,835
Shell International Finance BV, Senior Notes	4.000%	5/10/46	9,590,000	9,283,429
Sinopec Group Overseas Development 2014 Ltd., Senior Notes	4.375%	4/10/24	6,200,000	6,340,188	(f)
Southern Natural Gas Co. LLC, Senior Notes	8.000%	3/1/32	4,450,000	5,672,458
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	7.850%	2/1/26	14,120,000	17,092,727
Williams Cos. Inc., Senior Notes	5.250%	3/15/20	1,940,000	1,979,144
Williams Cos. Inc., Senior Notes	7.875%	9/1/21	370,000	404,549
Williams Cos. Inc., Senior Notes	7.500%	1/15/31	2,373,000	2,842,081
Williams Cos. Inc., Senior Notes	7.750%	6/15/31	26,000	31,539
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	1,103,000	1,439,853
Total Oil, Gas & Consumable Fuels				433,341,281
Total Energy				437,910,609
Financials — 9.7%
Banks — 7.5%
ABN AMRO Bank NV, Senior Notes	2.450%	6/4/20	2,260,000	2,233,422	(f)
ABN AMRO Bank NV, Subordinated Notes	4.750%	7/28/25	1,510,000	1,505,382	(f)
Banco Santander SA, Senior Notes	3.848%	4/12/23	7,200,000	7,002,786
Banco Santander SA, Senior Notes	3.800%	2/23/28	1,400,000	1,247,601
Banco Santander SA, Senior Notes	4.379%	4/12/28	3,800,000	3,554,782
Banco Santander SA, Senior Notes (3 mo. USD LIBOR + 1.120%)	3.545%	4/12/23	2,400,000	2,354,783	(d)
Bank of America Corp., Senior Notes	2.600%	1/15/19	347,000	346,934
Bank of America Corp., Senior Notes	3.300%	1/11/23	5,130,000	5,055,154
Bank of America Corp., Senior Notes	4.100%	7/24/23	5,570,000	5,649,059
Bank of America Corp., Senior Notes	4.000%	4/1/24	3,500,000	3,521,879
Bank of America Corp., Senior Notes	3.500%	4/19/26	5,100,000	4,912,595
Bank of America Corp., Senior Notes	5.000%	1/21/44	10,290,000	10,671,845
Bank of America Corp., Senior Notes (3.004% to 12/20/22 then 3 mo. USD LIBOR + 0.790%)	3.004%	12/20/23	2,502,000	2,433,313	(d)
Bank of America Corp., Senior Notes (3.419% to 12/20/27 then 3 mo. USD LIBOR + 1.040%)	3.419%	12/20/28	11,620,000	10,867,172	(d)
Bank of America Corp., Senior Notes (3.550% to 3/5/23 then 3 mo. USD LIBOR + 0.780%)	3.550%	3/5/24	8,690,000	8,589,851	(d)
Bank of America Corp., Senior Notes (3.593% to 7/21/27 then 3 mo. USD LIBOR + 1.370%)	3.593%	7/21/28	8,610,000	8,173,906	(d)
Bank of America Corp., Senior Notes (3.946% to 1/23/48 then 3 mo. USD LIBOR + 1.190%)	3.946%	1/23/49	16,840,000	15,036,587	(d)

See Notes to Financial Statements.

22	Western Asset Core Bond Fund 2018 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Banks — continued
Bank of America Corp., Subordinated Notes	4.200%	8/26/24	$6,040,000	$5,994,946
Bank of America Corp., Subordinated Notes	4.000%	1/22/25	3,210,000	3,129,500
Bank of America Corp., Subordinated Notes	4.450%	3/3/26	1,220,000	1,207,918
Bank of America Corp., Subordinated Notes	4.250%	10/22/26	18,000,000	17,523,990
Bank of America Corp., Subordinated Notes	6.110%	1/29/37	3,010,000	3,317,405
Bank of Montreal, Subordinated Notes (3.803% to 12/15/27 then USD 5 year Swap Rate + 1.432%)	3.803%	12/15/32	1,470,000	1,363,058	(d)
Banque Federative du Credit Mutuel SA, Senior Notes	2.200%	7/20/20	2,200,000	2,160,121	(f)
Barclays Bank PLC, Senior Notes	10.179%	6/12/21	3,580,000	4,026,651	(f)
Barclays PLC, Senior Notes (4.972% to 5/16/28 then 3 mo. USD LIBOR + 1.902%)	4.972%	5/16/29	5,470,000	5,283,772	(d)
BNP Paribas SA, Senior Notes	4.400%	8/14/28	8,820,000	8,625,350	(f)
BNP Paribas SA, Subordinated Notes (4.375% to 3/1/28 then USD 5 year Swap Rate + 1.483%)	4.375%	3/1/33	7,620,000	7,142,630	(d)(f)
BPCE SA, Subordinated Notes	5.150%	7/21/24	5,071,000	5,098,103	(f)
Citigroup Inc., Senior Notes	3.300%	4/27/25	13,460,000	12,800,346
Citigroup Inc., Senior Notes	8.125%	7/15/39	600,000	834,814
Citigroup Inc., Senior Notes	4.650%	7/30/45	7,858,000	7,682,742
Citigroup Inc., Senior Notes	4.650%	7/23/48	1,870,000	1,834,827
Citigroup Inc., Senior Notes (3.520% to 10/27/27 then 3 mo. USD LIBOR + 1.151%)	3.520%	10/27/28	20,160,000	18,836,040	(d)
Citigroup Inc., Subordinated Notes	3.500%	5/15/23	2,065,000	2,029,334
Citigroup Inc., Subordinated Notes	4.400%	6/10/25	5,080,000	4,975,640
Citigroup Inc., Subordinated Notes	5.500%	9/13/25	3,040,000	3,194,604
Citigroup Inc., Subordinated Notes	4.300%	11/20/26	1,500,000	1,444,807
Citigroup Inc., Subordinated Notes	4.450%	9/29/27	29,230,000	28,202,508
Citigroup Inc., Subordinated Notes	6.625%	6/15/32	460,000	536,623
Citigroup Inc., Subordinated Notes	6.125%	8/25/36	675,000	730,240
Citigroup Inc., Subordinated Notes	6.675%	9/13/43	630,000	745,623
Citigroup Inc., Subordinated Notes	5.300%	5/6/44	1,589,000	1,589,065
Citigroup Inc., Subordinated Notes	4.750%	5/18/46	800,000	742,296
Commonwealth Bank of Australia, Senior Notes	5.000%	10/15/19	160,000	162,334	(f)
Commonwealth Bank of Australia, Senior Notes	3.900%	7/12/47	9,010,000	8,436,056	(f)
Compass Bank, Subordinated Notes	3.875%	4/10/25	1,750,000	1,679,894
Cooperatieve Rabobank UA, Junior Subordinated Notes (11.000% to 6/30/19 then 3 mo. USD LIBOR + 10.868%)	11.000%	6/30/19	4,838,000	5,013,378	(d)(f)(g)
Cooperatieve Rabobank UA, Senior Notes	2.250%	1/14/20	1,480,000	1,467,573
Cooperatieve Rabobank UA, Senior Notes	4.750%	1/15/20	1,500,000	1,524,917	(f)
Cooperatieve Rabobank UA, Senior Notes	4.625%	12/1/23	3,930,000	3,989,092

See Notes to Financial Statements.

Western Asset Core Bond Fund 2018 Annual Report	23

Schedule of investments (cont’d)

December 31, 2018

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Banks — continued
Cooperatieve Rabobank UA, Senior Notes	3.375%	5/21/25	$14,740,000	$14,463,518
Cooperatieve Rabobank UA, Senior Notes	4.375%	8/4/25	10,080,000	9,914,174
Cooperatieve Rabobank UA, Senior Notes	3.750%	7/21/26	5,000,000	4,693,251
Credit Agricole SA, Junior Subordinated Notes (8.375% to 10/13/19 then 3 mo. USD LIBOR + 6.982%)	8.375%	10/13/19	7,210,000	7,408,275	(d)(f)(g)
Credit Agricole SA, Senior Notes	2.500%	4/15/19	3,300,000	3,295,021	(f)
Credit Agricole SA, Subordinated Notes (4.000% to 1/10/28 then USD 5 year Swap Rate + 1.644%)	4.000%	1/10/33	4,680,000	4,293,615	(d)(f)
HSBC Bank USA NA, Subordinated Notes	4.875%	8/24/20	7,410,000	7,593,944
HSBC Holdings PLC, Senior Notes	3.400%	3/8/21	8,700,000	8,680,135
HSBC Holdings PLC, Senior Notes	4.300%	3/8/26	1,560,000	1,540,221
HSBC Holdings PLC, Senior Notes (4.041% to 3/13/27 then 3 mo. USD LIBOR + 1.546%)	4.041%	3/13/28	8,990,000	8,610,074	(d)
HSBC Holdings PLC, Senior Notes (4.583% to 6/19/28 then 3 mo. USD LIBOR + 1.535%)	4.583%	6/19/29	12,460,000	12,364,908	(d)
HSBC Holdings PLC, Subordinated Notes	4.250%	3/14/24	2,140,000	2,126,211
HSBC Holdings PLC, Subordinated Notes	4.250%	8/18/25	5,100,000	4,957,058
ING Bank NV, Senior Notes	2.500%	10/1/19	2,690,000	2,678,055	(f)
ING Bank NV, Subordinated Notes	5.800%	9/25/23	4,090,000	4,276,526	(f)
Intesa Sanpaolo SpA, Senior Notes	3.125%	7/14/22	8,490,000	7,856,385	(f)
Intesa Sanpaolo SpA, Senior Notes	3.375%	1/12/23	2,530,000	2,345,831	(f)
Intesa Sanpaolo SpA, Senior Notes	3.875%	7/14/27	11,500,000	9,909,425	(f)
Intesa Sanpaolo SpA, Senior Notes	3.875%	1/12/28	6,990,000	5,980,700	(f)
Intesa Sanpaolo SpA, Subordinated Notes	5.017%	6/26/24	11,680,000	10,604,727	(f)
Intesa Sanpaolo SpA, Subordinated Notes	5.710%	1/15/26	13,950,000	12,805,649	(f)
JPMorgan Chase & Co., Senior Notes	4.250%	10/15/20	5,779,000	5,884,644
JPMorgan Chase & Co., Senior Notes	2.550%	3/1/21	1,600,000	1,577,932
JPMorgan Chase & Co., Senior Notes	4.350%	8/15/21	600,000	614,222
JPMorgan Chase & Co., Senior Notes	3.625%	12/1/27	8,950,000	8,344,150
JPMorgan Chase & Co., Senior Notes (4.023% to 12/5/23 then 3 mo. USD LIBOR + 1.000%)	4.023%	12/5/24	13,900,000	14,019,916	(d)
JPMorgan Chase & Co., Senior Notes (4.203% to 7/23/28 then 3 mo. USD LIBOR + 1.260%)	4.203%	7/23/29	6,350,000	6,338,108	(d)
JPMorgan Chase & Co., Senior Notes (4.452% to 12/5/28 then 3 mo. USD LIBOR + 1.330%)	4.452%	12/5/29	4,680,000	4,765,938	(d)
JPMorgan Chase & Co., Subordinated Notes	4.125%	12/15/26	12,050,000	11,776,640
JPMorgan Chase & Co., Subordinated Notes	4.250%	10/1/27	10,850,000	10,700,141
JPMorgan Chase & Co., Subordinated Notes	4.950%	6/1/45	3,960,000	4,024,875
Lloyds Bank PLC, Senior Notes	2.700%	8/17/20	990,000	977,708
Lloyds Bank PLC, Senior Notes	6.500%	9/14/20	100,000	103,753	(f)

See Notes to Financial Statements.

24	Western Asset Core Bond Fund 2018 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Banks — continued
Lloyds Banking Group PLC, Senior Notes	3.100%	7/6/21	$12,600,000	$12,363,324
Lloyds Banking Group PLC, Senior Notes	4.375%	3/22/28	2,600,000	2,471,187
Lloyds Banking Group PLC, Senior Notes (3 mo. USD LIBOR + 0.810%)	2.907%	11/7/23	10,760,000	10,198,128	(d)
Lloyds Banking Group PLC, Subordinated Notes	4.650%	3/24/26	5,000,000	4,708,016
Nordea Bank Abp, Subordinated Notes	4.875%	5/13/21	5,270,000	5,363,029	(f)
Royal Bank of Canada	1.875%	2/5/20	7,660,000	7,581,383
Royal Bank of Canada, Senior Notes	2.150%	10/26/20	4,350,000	4,284,316
Royal Bank of Canada, Senior Notes	3.200%	4/30/21	4,030,000	4,030,931
Royal Bank of Scotland Group PLC, Senior Notes (4.519% to 6/25/23 then 3 mo. USD LIBOR + 1.550%)	4.519%	6/25/24	15,000,000	14,733,177	(d)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.125%	5/28/24	3,230,000	3,135,336
Santander UK Group Holdings PLC, Senior Notes	3.571%	1/10/23	2,000,000	1,916,140
Santander UK Group Holdings PLC, Subordinated Notes	5.625%	9/15/45	810,000	789,809	(f)
Santander UK PLC, Senior Notes	2.375%	3/16/20	2,650,000	2,621,522
Standard Chartered PLC, Subordinated Notes	3.950%	1/11/23	660,000	644,457	(f)
Standard Chartered PLC, Subordinated Notes	5.700%	3/26/44	6,590,000	6,616,444	(f)
Svenska Handelsbanken AB, Senior Notes	3.350%	5/24/21	5,190,000	5,188,948
Toronto-Dominion Bank, Senior Notes	3.250%	6/11/21	5,590,000	5,614,861
UBS AG, Senior Notes	4.500%	6/26/48	200,000	207,120	(f)
UBS Group Funding Switzerland AG, Senior Notes	3.491%	5/23/23	13,420,000	13,095,504	(f)
UBS Group Funding Switzerland AG, Senior Notes	4.125%	9/24/25	3,050,000	3,041,376	(f)
UBS Group Funding Switzerland AG, Senior Notes	4.253%	3/23/28	17,780,000	17,549,835	(f)
US Bank NA, Senior Notes	3.150%	4/26/21	3,960,000	3,964,921
Wachovia Capital Trust III Ltd., Gtd. (greater of 3 mo. USD LIBOR + 0.930% or 5.570%)	5.570%	2/7/19	22,760,000	20,614,870	(d)(g)
Wells Fargo & Co., Junior Subordinated Notes (5.875% to 6/15/25 then 3 mo. USD LIBOR + 3.990%)	5.875%	6/15/25	870,000	861,039	(d)(g)
Wells Fargo & Co., Senior Notes	4.600%	4/1/21	600,000	614,607
Wells Fargo & Co., Senior Notes	3.000%	10/23/26	8,580,000	7,950,868
Wells Fargo & Co., Subordinated Notes	3.450%	2/13/23	2,020,000	1,979,491
Wells Fargo & Co., Subordinated Notes	4.125%	8/15/23	150,000	151,043
Wells Fargo & Co., Subordinated Notes	4.300%	7/22/27	18,295,000	18,028,008
Wells Fargo & Co., Subordinated Notes	5.375%	11/2/43	480,000	501,959
Wells Fargo & Co., Subordinated Notes	5.606%	1/15/44	1,700,000	1,847,508
Wells Fargo & Co., Subordinated Notes	4.650%	11/4/44	1,690,000	1,594,457
Wells Fargo & Co., Subordinated Notes	4.900%	11/17/45	4,990,000	4,876,371
Wells Fargo & Co., Subordinated Notes	4.400%	6/14/46	12,590,000	11,575,498
Wells Fargo & Co., Subordinated Notes	4.750%	12/7/46	14,650,000	14,137,810

See Notes to Financial Statements.

Western Asset Core Bond Fund 2018 Annual Report	25

Schedule of investments (cont’d)

December 31, 2018

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Banks — continued
Wells Fargo Capital X, Junior Subordinated Bonds	5.950%	12/15/36	$8,000	$8,300
Westpac Banking Corp., Senior Notes	2.600%	11/23/20	4,860,000	4,799,314
Total Banks				701,669,885
Capital Markets — 1.5%
CME Group Inc., Senior Notes	5.300%	9/15/43	1,195,000	1,397,720
Credit Suisse Group AG, Senior Notes	4.282%	1/9/28	5,750,000	5,553,188	(f)
Credit Suisse Group AG, Senior Notes (3.869% to 1/12/28 then 3 mo. USD LIBOR + 1.410%)	3.869%	1/12/29	10,038,000	9,355,903	(d)(f)
Credit Suisse Group Funding Guernsey Ltd., Senior Notes	4.550%	4/17/26	510,000	505,719
Credit Suisse Group Funding Guernsey Ltd., Senior Notes	4.875%	5/15/45	2,980,000	2,951,808
Credit Suisse NY, Senior Notes	3.625%	9/9/24	2,970,000	2,916,356
Goldman Sachs Capital II Ltd. Gtd. (4.000% to 2/7/19 then 3 mo. USD LIBOR + 0.768%, 4.000% floor)	4.000%	2/7/19	32,000	21,840	(d)(g)
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	5,140,000	5,255,848
Goldman Sachs Group Inc., Senior Notes	6.000%	6/15/20	380,000	393,508
Goldman Sachs Group Inc., Senior Notes	5.250%	7/27/21	910,000	945,004
Goldman Sachs Group Inc., Senior Notes	5.750%	1/24/22	320,000	335,192
Goldman Sachs Group Inc., Senior Notes	4.000%	3/3/24	1,130,000	1,115,827
Goldman Sachs Group Inc., Senior Notes	3.850%	7/8/24	1,510,000	1,477,213
Goldman Sachs Group Inc., Senior Notes	3.500%	11/16/26	11,350,000	10,494,050
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	6,120,000	6,993,390
Goldman Sachs Group Inc., Senior Notes	4.750%	10/21/45	2,820,000	2,689,084
Goldman Sachs Group Inc., Senior Notes (2.876% to 10/31/21 then 3 mo. USD LIBOR + 0.821%)	2.876%	10/31/22	15,000,000	14,573,985	(d)
Goldman Sachs Group Inc., Senior Notes (3.691% to 6/5/27 then 3 mo. USD LIBOR + 1.510%)	3.691%	6/5/28	10,000,000	9,303,605	(d)
Goldman Sachs Group Inc., Senior Notes (3.814% to 4/23/28 then 3 mo. USD LIBOR + 1.158%)	3.814%	4/23/29	9,080,000	8,487,092	(d)
Goldman Sachs Group Inc., Senior Notes (4.223% to 5/1/28 then 3 mo. USD LIBOR + 1.301%)	4.223%	5/1/29	14,030,000	13,527,965	(d)
Goldman Sachs Group Inc., Subordinated Notes	4.250%	10/21/25	9,440,000	9,047,851
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	3,400,000	3,845,950
Goldman Sachs Group Inc., Subordinated Notes	5.150%	5/22/45	13,300,000	12,463,362
KKR Group Finance Co. II LLC, Senior Notes	5.500%	2/1/43	370,000	376,920	(f)
Lehman Brothers Holdings Capital Trust VII, Junior Subordinated Notes	5.857%	2/7/19	1,430,000	0	*(b)(c)(g)(h)(i)
Lehman Brothers Holdings Inc., Junior Subordinated Notes	6.500%	7/19/17	13,380,000	0	*(b)(c)(i)(j)

See Notes to Financial Statements.

26	Western Asset Core Bond Fund 2018 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Capital Markets — continued
Lehman Brothers Holdings Inc., Subordinated Notes	6.750%	12/28/17	$31,220,000	$0	*(b)(c)(i)(j)
Morgan Stanley, Senior Notes	5.500%	7/24/20	2,720,000	2,805,028
Morgan Stanley, Senior Notes (3.772% to 1/24/28 then 3 mo. USD LIBOR + 1.140%)	3.772%	1/24/29	11,020,000	10,555,618	(d)
State Street Corp., Senior Notes	3.300%	12/16/24	1,170,000	1,160,081
Total Capital Markets				138,549,107
Consumer Finance — 0.1%
American Express Co., Senior Notes	2.650%	12/2/22	11,000	10,651
American Express Credit Corp., Senior Notes	2.375%	5/26/20	4,500,000	4,453,720
Nationwide Building Society, Senior Notes (3 mo. USD LIBOR + 1.392%)	4.363%	8/1/24	7,590,000	7,443,757	(d)(f)
Total Consumer Finance				11,908,128
Diversified Financial Services — 0.4%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	4.500%	5/15/21	7,073,000	7,097,357
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	5.000%	10/1/21	470,000	477,694
Banco Nacional de Comercio Exterior SNC Cayman Islands, Subordinated Notes (3.800% to 8/11/21 then 5 year U.S. Treasury Constant Maturity Rate + 3.000%)	3.800%	8/11/26	8,080,000	7,736,681	(d)(f)
Boeing Capital Corp., Senior Notes	4.700%	10/27/19	200,000	202,512
GE Capital International Funding Co. Unlimited Co., Senior Notes	2.342%	11/15/20	18,674,000	18,029,549
ILFC E-Capital Trust II, Ltd. Gtd. ((Highest of 3 mo. USD LIBOR, 10 year U.S. Treasury Constant Maturity Rate and 30 year U.S. Treasury Constant Maturity Rate) + 1.800%)	4.800%	12/21/65	4,180,000	3,281,300	(d)(f)
International Lease Finance Corp., Senior Notes	8.625%	1/15/22	3,740,000	4,160,761
Syngenta Finance NV, Senior Notes	3.933%	4/23/21	970,000	957,267	(f)
Total Diversified Financial Services				41,943,121
Insurance — 0.2%
Ambac Assurance Corp., Subordinated Notes	5.100%	6/7/20	830	1,108	(f)
Ambac LSNI LLC, Senior Secured Notes (3 mo. USD LIBOR + 5.000%)	7.803%	2/12/23	3,596	3,614	(d)(f)
American International Group Inc., Junior Subordinated Notes (6.250% to 3/15/37 then 3 mo. USD LIBOR + 2.056%)	6.250%	3/15/37	5,673,000	5,488,627	(d)(g)
Brighthouse Financial Inc., Senior Notes	4.700%	6/22/47	1,120,000	836,833
Chubb INA Holdings Inc., Senior Notes	2.300%	11/3/20	1,160,000	1,143,716
Chubb INA Holdings Inc., Senior Notes	3.350%	5/3/26	1,300,000	1,272,917
MetLife Inc., Junior Subordinated Notes	6.400%	12/15/36	7,107,000	7,237,485

See Notes to Financial Statements.

Western Asset Core Bond Fund 2018 Annual Report	27

Schedule of investments (cont’d)

December 31, 2018

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Insurance — continued
Reliance Standard Life Global Funding II, Senior Secured Notes	2.500%	1/15/20	$1,590,000	$1,575,039	(f)
Teachers Insurance & Annuity Association of America, Subordinated Notes	6.850%	12/16/39	104,000	135,472	(f)
Teachers Insurance & Annuity Association of America, Subordinated Notes	4.900%	9/15/44	3,908,000	4,061,262	(f)
Total Insurance				21,756,073
Total Financials				915,826,314
Health Care — 2.3%
Biotechnology — 0.3%
AbbVie Inc., Senior Notes	3.600%	5/14/25	2,450,000	2,353,300
Amgen Inc., Senior Notes	2.125%	5/1/20	1,080,000	1,065,954
Amgen Inc., Senior Notes	3.875%	11/15/21	2,200,000	2,230,473
Celgene Corp., Senior Notes	2.250%	8/15/21	3,040,000	2,949,031
Celgene Corp., Senior Notes	3.550%	8/15/22	1,200,000	1,187,817
Celgene Corp., Senior Notes	3.625%	5/15/24	600,000	585,891
Celgene Corp., Senior Notes	3.875%	8/15/25	3,780,000	3,644,102
Celgene Corp., Senior Notes	5.250%	8/15/43	1,150,000	1,110,024
Celgene Corp., Senior Notes	5.000%	8/15/45	1,930,000	1,790,958
Gilead Sciences Inc., Senior Notes	1.850%	9/20/19	2,820,000	2,795,081
Gilead Sciences Inc., Senior Notes	2.550%	9/1/20	1,330,000	1,319,563
Gilead Sciences Inc., Senior Notes	3.700%	4/1/24	1,630,000	1,628,431
Gilead Sciences Inc., Senior Notes	3.650%	3/1/26	1,910,000	1,873,936
Gilead Sciences Inc., Senior Notes	4.500%	2/1/45	800,000	771,101
Gilead Sciences Inc., Senior Notes	4.750%	3/1/46	4,430,000	4,404,953
Total Biotechnology				29,710,615
Health Care Equipment & Supplies — 0.3%
Abbott Laboratories, Senior Notes	3.750%	11/30/26	2,958,000	2,926,264
Abbott Laboratories, Senior Notes	4.750%	11/30/36	2,050,000	2,146,449
Abbott Laboratories, Senior Notes	4.900%	11/30/46	4,110,000	4,330,923
Becton Dickinson and Co., Senior Notes	3.363%	6/6/24	7,170,000	6,895,048
Becton Dickinson and Co., Senior Notes	3.734%	12/15/24	1,372,000	1,327,091
Becton Dickinson and Co., Senior Notes	4.685%	12/15/44	2,010,000	1,888,138
Medtronic Inc., Senior Notes	3.125%	3/15/22	40,000	39,865
Medtronic Inc., Senior Notes	3.500%	3/15/25	3,385,000	3,374,424
Medtronic Inc., Senior Notes	4.625%	3/15/45	3,230,000	3,394,293
Total Health Care Equipment & Supplies				26,322,495
Health Care Providers & Services — 1.4%
Aetna Inc., Senior Notes	2.800%	6/15/23	850,000	809,191

See Notes to Financial Statements.

28	Western Asset Core Bond Fund 2018 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Health Care Providers & Services — continued
Aetna Inc., Senior Notes	3.875%	8/15/47	$2,240,000	$1,904,127
Anthem Inc., Senior Notes	3.125%	5/15/22	2,040,000	2,011,613
Anthem Inc., Senior Notes	2.950%	12/1/22	4,050,000	3,953,322
Anthem Inc., Senior Notes	3.350%	12/1/24	2,000,000	1,950,976
Anthem Inc., Senior Notes	3.650%	12/1/27	7,880,000	7,542,881
Cardinal Health Inc., Senior Notes	2.616%	6/15/22	2,440,000	2,352,454
Cardinal Health Inc., Senior Notes	3.079%	6/15/24	2,680,000	2,519,782
Catholic Health Initiatives, Secured Notes	4.350%	11/1/42	400,000	362,654
Cigna Corp., Senior Notes	3.400%	9/17/21	3,630,000	3,624,066	(f)
Cigna Corp., Senior Notes	3.750%	7/15/23	9,680,000	9,657,736	(f)
Cigna Corp., Senior Notes	4.125%	11/15/25	2,790,000	2,790,205	(f)
Cigna Corp., Senior Notes	4.375%	10/15/28	7,700,000	7,757,968	(f)
CVS Health Corp., Senior Notes	2.750%	12/1/22	210,000	202,290
CVS Health Corp., Senior Notes	3.700%	3/9/23	12,560,000	12,437,473
CVS Health Corp., Senior Notes	4.100%	3/25/25	5,830,000	5,779,686
CVS Health Corp., Senior Notes	3.875%	7/20/25	5,136,000	5,012,185
CVS Health Corp., Senior Notes	4.300%	3/25/28	34,280,000	33,575,524
CVS Health Corp., Senior Notes	5.125%	7/20/45	5,800,000	5,665,938
CVS Health Corp., Senior Notes	5.050%	3/25/48	2,810,000	2,743,309
Humana Inc., Senior Notes	3.150%	12/1/22	750,000	735,399
Humana Inc., Senior Notes	3.950%	3/15/27	4,160,000	4,071,293
Humana Inc., Senior Notes	4.625%	12/1/42	870,000	863,200
Humana Inc., Senior Notes	4.950%	10/1/44	1,240,000	1,278,340
Humana Inc., Senior Notes	4.800%	3/15/47	270,000	271,245
Medtronic Global Holdings SCA, Senior Notes	3.350%	4/1/27	3,780,000	3,706,398
UnitedHealth Group Inc., Senior Notes	2.700%	7/15/20	3,490,000	3,478,304
UnitedHealth Group Inc., Senior Notes	3.875%	10/15/20	1,610,000	1,631,848
UnitedHealth Group Inc., Senior Notes	2.875%	12/15/21	2,930,000	2,921,760
UnitedHealth Group Inc., Senior Notes	3.750%	7/15/25	1,140,000	1,154,981
UnitedHealth Group Inc., Senior Notes	5.800%	3/15/36	650,000	768,567
UnitedHealth Group Inc., Senior Notes	5.700%	10/15/40	1,760,000	2,084,103
Total Health Care Providers & Services				135,618,818
Pharmaceuticals — 0.3%
Allergan Funding SCS, Senior Notes	3.450%	3/15/22	1,590,000	1,565,801
Allergan Funding SCS, Senior Notes	3.800%	3/15/25	4,540,000	4,438,108
Allergan Funding SCS, Senior Notes	4.550%	3/15/35	6,520,000	6,202,227
Allergan Funding SCS, Senior Notes	4.750%	3/15/45	1,051,000	1,001,338
CVS Health Corp., Senior Notes	3.350%	3/9/21	2,480,000	2,474,211

See Notes to Financial Statements.

Western Asset Core Bond Fund 2018 Annual Report	29

Schedule of investments (cont’d)

December 31, 2018

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Pharmaceuticals — continued
Eli Lilly & Co., Senior Notes	3.100%	5/15/27	$2,490,000	$2,413,445
GlaxoSmithKline Capital PLC, Senior Notes	2.850%	5/8/22	2,550,000	2,520,274
Johnson & Johnson, Senior Notes	3.700%	3/1/46	3,290,000	3,132,726
Merck & Co. Inc., Senior Notes	2.750%	2/10/25	2,000,000	1,936,389
Wyeth LLC, Senior Notes	5.950%	4/1/37	1,390,000	1,669,922
Total Pharmaceuticals				27,354,441
Total Health Care				219,006,369
Industrials — 1.9%
Aerospace & Defense — 0.5%
Air 2 US Pass-Through Certificates	8.027%	10/1/19	201,400	204,547	(f)
Boeing Co., Senior Notes	6.000%	3/15/19	250,000	251,217
Boeing Co., Senior Notes	4.875%	2/15/20	3,940,000	4,025,247
Boeing Co., Senior Notes	5.875%	2/15/40	500,000	623,164
Lockheed Martin Corp., Senior Notes	3.550%	1/15/26	6,279,000	6,240,213
Lockheed Martin Corp., Senior Notes	4.500%	5/15/36	614,000	635,420
Northrop Grumman Corp., Senior Notes	2.550%	10/15/22	7,920,000	7,670,648
Northrop Grumman Corp., Senior Notes	2.930%	1/15/25	10,730,000	10,195,426
Northrop Grumman Corp., Senior Notes	3.250%	1/15/28	3,310,000	3,094,179
Raytheon Co., Senior Notes	3.125%	10/15/20	1,280,000	1,284,318
United Technologies Corp., Senior Notes	3.950%	8/16/25	6,610,000	6,568,276
United Technologies Corp., Senior Notes	4.125%	11/16/28	6,570,000	6,521,986
United Technologies Corp., Senior Notes	5.400%	5/1/35	20,000	21,208
United Technologies Corp., Senior Notes	4.500%	6/1/42	1,460,000	1,384,192
Total Aerospace & Defense				48,720,041
Air Freight & Logistics — 0.1%
United Parcel Service Inc., Senior Notes	3.125%	1/15/21	3,900,000	3,933,113
United Parcel Service Inc., Senior Notes	3.050%	11/15/27	1,310,000	1,249,190
Total Air Freight & Logistics				5,182,303
Airlines — 0.0%
Continental Airlines 2001-1 Class A-1 Pass-Through Trust	6.703%	6/15/21	237,400	252,831
Delta Air Lines 2007-1 Class A Pass-Through Trust	6.821%	8/10/22	133,169	142,983	(c)
Northwest Airlines 1999-2 Class A Pass-Through Trust	7.575%	3/1/19	233,010	231,768
Total Airlines				627,582
Commercial Services & Supplies — 0.1%
Cintas Corp. No 2, Senior Notes	2.900%	4/1/22	2,910,000	2,864,605
Cintas Corp. No 2, Senior Notes	3.700%	4/1/27	3,560,000	3,483,024
Waste Management Inc., Senior Notes	4.600%	3/1/21	940,000	969,570
Waste Management Inc., Senior Notes	3.500%	5/15/24	1,070,000	1,070,167

See Notes to Financial Statements.

30	Western Asset Core Bond Fund 2018 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Commercial Services & Supplies — continued
Waste Management Inc., Senior Notes	7.375%	5/15/29	$340,000	$420,933
Total Commercial Services & Supplies				8,808,299
Electrical Equipment — 0.1%
ABB Finance USA Inc., Senior Notes	4.375%	5/8/42	340,000	345,651
Eaton Corp., Senior Notes	2.750%	11/2/22	6,270,000	6,103,645
Eaton Corp., Senior Notes	4.150%	11/2/42	3,980,000	3,750,122
Total Electrical Equipment				10,199,418
Industrial Conglomerates — 0.7%
General Electric Co., Senior Notes	2.500%	3/28/20	6,170,000	6,029,349
General Electric Co., Senior Notes	5.550%	5/4/20	4,731,000	4,813,624
General Electric Co., Senior Notes	4.375%	9/16/20	1,063,000	1,061,917
General Electric Co., Senior Notes	4.625%	1/7/21	10,165,000	10,196,094
General Electric Co., Senior Notes	4.650%	10/17/21	11,010,000	11,050,179
General Electric Co., Senior Notes	5.875%	1/14/38	770,000	738,250
General Electric Co., Senior Notes	6.875%	1/10/39	23,095,000	24,212,459
General Electric Co., Senior Notes	4.500%	3/11/44	2,894,000	2,368,441
General Electric Co., Subordinated Notes	5.300%	2/11/21	670,000	671,161
Total Industrial Conglomerates				61,141,474
Machinery — 0.0%
John Deere Capital Corp., Senior Notes	2.250%	4/17/19	1,030,000	1,027,730
John Deere Capital Corp., Senior Notes	1.700%	1/15/20	780,000	769,939
Total Machinery				1,797,669
Road & Rail — 0.2%
Union Pacific Corp., Senior Notes	3.750%	7/15/25	2,520,000	2,547,493
Union Pacific Corp., Senior Notes	3.950%	9/10/28	11,240,000	11,247,110
Union Pacific Corp., Senior Notes	4.500%	9/10/48	9,100,000	9,009,468
Total Road & Rail				22,804,071
Trading Companies & Distributors — 0.0%
Aviation Capital Group LLC, Senior Notes	6.750%	4/6/21	3,840,000	4,077,232	(f)
Transportation Infrastructure — 0.2%
DP World Ltd., Senior Notes	5.625%	9/25/48	18,680,000	17,633,920	(f)
Total Industrials				180,992,009
Information Technology — 1.7%
Communications Equipment — 0.0%
Harris Corp., Senior Notes	4.854%	4/27/35	1,730,000	1,721,174
Harris Corp., Senior Notes	5.054%	4/27/45	2,100,000	2,168,067
Total Communications Equipment				3,889,241

See Notes to Financial Statements.

Western Asset Core Bond Fund 2018 Annual Report	31

Schedule of investments (cont’d)

December 31, 2018

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Internet Software & Services — 0.2%
Tencent Holdings Ltd., Senior Notes	3.595%	1/19/28	$14,250,000	$13,404,006	(f)
IT Services — 0.2%
Mastercard, Inc., Senior Notes	3.375%	4/1/24	2,850,000	2,869,843
Visa Inc., Senior Notes	2.200%	12/14/20	1,520,000	1,503,914
Visa Inc., Senior Notes	3.150%	12/14/25	6,830,000	6,718,001
Visa Inc., Senior Notes	4.300%	12/14/45	3,420,000	3,542,955
Total IT Services				14,634,713
Semiconductors & Semiconductor Equipment — 0.1%
Broadcom Corp./Broadcom Cayman Finance Ltd., Senior Notes	3.125%	1/15/25	3,400,000	3,073,516
Broadcom Corp./Broadcom Cayman Finance Ltd., Senior Notes	3.875%	1/15/27	570,000	512,210
Intel Corp., Senior Notes	3.700%	7/29/25	950,000	959,102
Intel Corp., Senior Notes	3.734%	12/8/47	1,089,000	1,010,918
Texas Instruments Inc., Senior Notes	4.150%	5/15/48	7,240,000	7,242,602
Total Semiconductors & Semiconductor Equipment				12,798,348
Software — 0.7%
Microsoft Corp., Senior Notes	2.875%	2/6/24	7,800,000	7,731,918
Microsoft Corp., Senior Notes	2.700%	2/12/25	2,170,000	2,106,438
Microsoft Corp., Senior Notes	3.125%	11/3/25	9,670,000	9,572,825
Microsoft Corp., Senior Notes	2.400%	8/8/26	14,930,000	13,934,249
Microsoft Corp., Senior Notes	3.300%	2/6/27	10,250,000	10,163,377
Microsoft Corp., Senior Notes	3.450%	8/8/36	260,000	245,359
Microsoft Corp., Senior Notes	4.100%	2/6/37	50,000	51,405
Microsoft Corp., Senior Notes	3.700%	8/8/46	2,870,000	2,756,413
Microsoft Corp., Senior Notes	3.950%	8/8/56	1,200,000	1,174,202
salesforce.com Inc., Senior Notes	3.250%	4/11/23	4,940,000	4,968,279
salesforce.com Inc., Senior Notes	3.700%	4/11/28	15,490,000	15,589,666
Total Software				68,294,131
Technology Hardware, Storage & Peripherals — 0.5%
Apple Inc., Senior Notes	2.000%	11/13/20	4,320,000	4,264,250
Apple Inc., Senior Notes	2.450%	8/4/26	11,160,000	10,324,972
Apple Inc., Senior Notes	3.850%	8/4/46	4,590,000	4,279,178
Dell International LLC/EMC Corp., Senior Secured Notes	3.480%	6/1/19	11,220,000	11,187,976	(f)
Dell International LLC/EMC Corp., Senior Secured Notes	4.420%	6/15/21	18,200,000	18,180,416	(f)
Total Technology Hardware, Storage & Peripherals				48,236,792
Total Information Technology				161,257,231

See Notes to Financial Statements.

32	Western Asset Core Bond Fund 2018 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Materials — 1.5%
Chemicals — 0.1%
Equate Petrochemical BV, Senior Notes	4.250%	11/3/26	$9,280,000	$9,009,442	(f)
Nutrien Ltd., Senior Notes	4.875%	3/30/20	690,000	702,238
OCP SA, Senior Notes	4.500%	10/22/25	5,400,000	5,187,931	(f)
Total Chemicals				14,899,611
Metals & Mining — 1.4%
Anglo American Capital PLC, Senior Notes	3.625%	9/11/24	10,070,000	9,527,092	(f)
Anglo American Capital PLC, Senior Notes	4.000%	9/11/27	2,470,000	2,237,402	(f)
Barrick North America Finance LLC, Senior Notes	5.700%	5/30/41	840,000	887,331
Barrick PD Australia Finance Pty Ltd., Senior Notes	5.950%	10/15/39	9,500,000	10,151,326
BHP Billiton Finance USA Ltd., Senior Notes	2.875%	2/24/22	441,000	437,860
BHP Billiton Finance USA Ltd., Senior Notes	5.000%	9/30/43	9,480,000	10,371,190
BHP Billiton Finance USA Ltd., Senior Notes (6.750% to 10/20/25 then USD 5 year Swap Rate + 5.093%)	6.750%	10/19/75	5,460,000	5,669,964	(d)(f)
Corp. Nacional del Cobre de Chile, Senior Notes	3.625%	8/1/27	16,040,000	15,315,794	(f)
Freeport-McMoRan Inc., Senior Notes	4.000%	11/14/21	4,780,000	4,666,475
Freeport-McMoRan Inc., Senior Notes	6.875%	2/15/23	687,000	711,045
Glencore Finance Canada Ltd., Senior Notes	4.250%	10/25/22	4,720,000	4,708,937	(f)
Glencore Funding LLC, Senior Notes	2.875%	4/16/20	1,210,000	1,199,275	(f)
Glencore Funding LLC, Senior Notes	4.125%	5/30/23	3,800,000	3,734,674	(f)
Glencore Funding LLC, Senior Notes	4.000%	3/27/27	3,770,000	3,438,034	(f)
Southern Copper Corp., Senior Notes	5.250%	11/8/42	19,880,000	18,956,937
Southern Copper Corp., Senior Notes	5.875%	4/23/45	5,970,000	6,119,841
Vale Overseas Ltd., Senior Notes	6.250%	8/10/26	18,210,000	19,712,325
Vale Overseas Ltd., Senior Notes	6.875%	11/21/36	3,582,000	4,113,927
Vale Overseas Ltd., Senior Notes	6.875%	11/10/39	6,150,000	7,134,000
Total Metals & Mining				129,093,429
Total Materials				143,993,040
Real Estate — 0.1%
Equity Real Estate Investment Trusts (REITs) — 0.1%
WEA Finance LLC/Westfield UK & Europe Finance PLC, Senior Notes	3.750%	9/17/24	4,380,000	4,353,711	(f)
WEA Finance LLC/Westfield UK & Europe Finance PLC, Senior Notes	4.750%	9/17/44	1,600,000	1,601,820	(f)
Total Real Estate				5,955,531
Utilities — 1.3%
Electric Utilities — 1.3%
Berkshire Hathaway Energy Co., Senior Notes	5.950%	5/15/37	300,000	351,494

See Notes to Financial Statements.

Western Asset Core Bond Fund 2018 Annual Report	33

Schedule of investments (cont’d)

December 31, 2018

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Electric Utilities — continued
Cleveland Electric Illuminating Co., Senior Notes	3.500%	4/1/28	$1,580,000	$1,508,108	(f)
Comision Federal de Electricidad, Senior Notes	4.750%	2/23/27	10,740,000	10,149,300	(f)
Duke Energy Corp., Senior Notes	3.550%	9/15/21	870,000	872,869
Duke Energy Corp., Senior Notes	2.400%	8/15/22	8,550,000	8,221,278
Duke Energy Corp., Senior Notes	3.150%	8/15/27	9,560,000	8,940,985
Duke Energy Corp., Senior Notes	3.750%	9/1/46	2,500,000	2,170,182
Duke Energy Corp., Senior Notes	3.950%	8/15/47	1,440,000	1,305,006
Exelon Corp., Senior Bonds	5.625%	6/15/35	2,215,000	2,395,945
FirstEnergy Corp., Senior Notes	4.250%	3/15/23	4,270,000	4,342,235
FirstEnergy Corp., Senior Notes	3.900%	7/15/27	16,863,000	16,373,060
FirstEnergy Corp., Senior Notes	7.375%	11/15/31	15,995,000	20,255,216
FirstEnergy Corp., Senior Notes	4.850%	7/15/47	2,200,000	2,204,961
Pacific Gas & Electric Co., Senior Notes	3.300%	12/1/27	5,800,000	4,762,083
Pacific Gas & Electric Co., Senior Notes	6.050%	3/1/34	7,320,000	6,815,024
Pacific Gas & Electric Co., Senior Notes	5.800%	3/1/37	4,720,000	4,398,081
Perusahaan Listrik Negara PT, Senior Notes	4.125%	5/15/27	4,180,000	3,876,594	(f)
Perusahaan Listrik Negara PT, Senior Notes	5.450%	5/21/28	7,450,000	7,559,029	(f)
Perusahaan Listrik Negara PT, Senior Notes	5.250%	10/24/42	4,404,000	3,989,584	(k)
Perusahaan Listrik Negara PT, Senior Notes	6.150%	5/21/48	13,920,000	14,025,163	(f)
Progress Energy Inc., Senior Notes	3.150%	4/1/22	1,220,000	1,202,488
Total Utilities				125,718,685
Total Corporate Bonds & Notes (Cost — $2,783,449,436)				2,648,545,244
U.S. Government & Agency Obligations — 14.4%
U.S. Government Agencies — 0.9%
Federal National Mortgage Association (FNMA), Bonds	6.625%	11/15/30	20,110,000	26,991,582
Federal National Mortgage Association (FNMA), Debentures	0.000%	10/9/19	59,220,000	57,993,568
Financing Corp., (FICO), Bonds, STRIPS	0.000%	4/5/19	1,150,000	1,142,084
Total U.S. Government Agencies				86,127,234
U.S. Government Obligations — 13.5%
U.S. Treasury Bonds	3.750%	11/15/43	27,700,000	31,293,426
U.S. Treasury Bonds	2.500%	2/15/45	61,970,000	56,180,888
U.S. Treasury Bonds	3.000%	5/15/45	226,840,000	226,476,702
U.S. Treasury Bonds	2.875%	8/15/45	122,760,000	119,604,685
U.S. Treasury Bonds	3.000%	5/15/47	99,897,000	99,498,972
U.S. Treasury Bonds	3.000%	2/15/48	1,000,000	994,980
U.S. Treasury Bonds	3.125%	5/15/48	46,210,000	47,100,806
U.S. Treasury Bonds	3.000%	8/15/48	181,018,000	180,215,440

See Notes to Financial Statements.

34	Western Asset Core Bond Fund 2018 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
U.S. Government Obligations — continued
U.S. Treasury Bonds	3.375%	11/15/48	$69,400,000	$74,232,246
U.S. Treasury Notes	1.625%	7/31/19	250,000	248,677
U.S. Treasury Notes	2.500%	5/31/20	830,000	829,368
U.S. Treasury Notes	1.375%	5/31/21	30,000	29,237
U.S. Treasury Notes	2.875%	10/15/21	78,070,000	78,905,593
U.S. Treasury Notes	1.875%	8/31/22	115,280,000	112,839,306
U.S. Treasury Notes	2.000%	6/30/24	54,870,000	53,370,720
U.S. Treasury Notes	2.000%	2/15/25	35,500,000	34,351,797
U.S. Treasury Notes	2.875%	11/30/25	72,720,000	74,038,050
U.S. Treasury Notes	2.750%	2/15/28	8,000	8,043
U.S. Treasury Notes	2.875%	5/15/28	73,387,000	74,529,372
U.S. Treasury Notes	2.875%	8/15/28	1,290,000	1,310,207
U.S. Treasury Strip Principal, STRIPS	0.000%	11/15/21	2,470,000	2,302,064
Total U.S. Government Obligations				1,268,360,579
Total U.S. Government & Agency Obligations (Cost — $1,339,725,534)				1,354,487,813
Collateralized Mortgage Obligations (l) — 11.3%
Alternative Loan Trust, 2006-OA8, 1A1 (1 mo. USD LIBOR + 0.190%)	2.696%	7/25/46	898,772	864,586	(d)
American Home Mortgage Investment Trust, 2004-4, 1A1 (1 mo. USD LIBOR + 0.680%)	3.186%	2/25/45	1,931,861	1,935,627	(d)
APS Resecuritization Trust, 2015-3, 1A (Federal Reserve US 12 mo. Cumulative Avg 1 Year CMT + 0.960%)	2.915%	10/27/46	13,175,564	12,852,841	(d)(f)
Banc of America Funding Trust, 2005-E 8A1 (Cost of Funds for the 11th District of San Francisco + 1.430%)	2.509%	6/20/35	56,770	40,951	(d)
Banc of America Funding Trust, 2015-R3, 9A1 (1 mo. USD LIBOR + 0.150%)	2.465%	2/27/37	9,789,834	9,403,890	(d)(f)
Bear Stearns ARM Trust, 2004-9, 24A1	4.656%	11/25/34	1,532,536	1,481,492	(d)
CD Mortgage Trust, 2016-CD2 A4	3.526%	11/10/49	4,700,000	4,688,537	(d)
CHL Mortgage Pass-Through Trust, 2005-9, 2A1 (1 mo. USD LIBOR + 0.440%)	2.946%	5/25/35	385,949	287,276	(d)
CHL Mortgage Pass-Through Trust, 2005-9 1A1 (1 mo. USD LIBOR + 0.600%)	3.106%	5/25/35	2,755,634	2,537,279	(d)
CHL Mortgage Pass-Through Trust, 2005-11 3A3	2.833%	4/25/35	42,381	34,195	(d)
CHT Mortgage Trust, 2017-CSMO, A (1 mo. USD LIBOR + 0.930%)	3.385%	11/15/36	7,900,000	7,829,911	(d)(f)
Citigroup Commercial Mortgage Trust, 2014-GC25, AS	4.017%	10/10/47	1,980,000	2,014,736
Citigroup Commercial Mortgage Trust, 2017-P7, B	4.137%	4/14/50	2,930,000	2,930,914	(d)
Commercial Mortgage Trust, 2013-300P, B	4.394%	8/10/30	4,530,000	4,704,380	(d)(f)
Commercial Mortgage Trust, 2013-CR12, AM	4.300%	10/10/46	500,000	515,136
Commercial Mortgage Trust, 2013-CR12, B	4.762%	10/10/46	440,000	454,865	(d)

See Notes to Financial Statements.

Western Asset Core Bond Fund 2018 Annual Report	35

Schedule of investments (cont’d)

December 31, 2018

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (l) — continued
Commercial Mortgage Trust, 2013-CR12, C	5.085%	10/10/46	$210,000	$212,719	(d)
Commercial Mortgage Trust, 2014-277P, A	3.611%	8/10/49	3,160,000	3,208,155	(d)(f)
Commercial Mortgage Trust, 2014-UBS2, XA, IO	1.233%	3/10/47	19,718,459	933,239	(d)
Commercial Mortgage Trust, 2015-CR24, AM	4.028%	8/10/48	8,420,000	8,541,319	(d)
Commercial Mortgage Trust, 2016-SAVA A (1 mo. USD LIBOR + 1.720%)	4.069%	10/15/34	4,574,462	4,568,966	(d)(f)
Commercial Mortgage Trust, 2017-PANW, A	3.244%	10/10/29	10,910,000	10,761,209	(f)
CSAIL Commercial Mortgage Trust, 2016-C7, C	4.383%	11/15/49	6,537,000	6,365,753	(d)
CSAIL Commercial Mortgage Trust, 2018-C14 A4	4.422%	11/15/51	16,670,000	17,603,898
Credit Suisse Mortgage Trust, 2015-12R, 2A1	2.815%	11/30/37	16,478,162	16,448,363	(d)(f)
Credit Suisse Mortgage Trust, 2015-GLPA, A	3.881%	11/15/37	1,514,909	1,546,557	(f)
Credit Suisse Mortgage Trust, 2017-RPL1, M1	3.095%	7/25/57	24,813,700	22,343,248	(d)(f)
Credit Suisse Mortgage Trust, 2017-RPL3, A1	4.000%	8/1/57	17,750,547	17,820,555	(d)(f)
Credit Suisse Mortgage Trust, 2018- PLUM A (1 mo. USD LIBOR + 3.231%)	5.687%	8/15/20	45,400,000	45,454,889	(d)(f)
Credit Suisse Mortgage Trust, 2018-J1 A2	3.500%	2/25/48	87,523,858	84,954,140	(d)(f)
Deutsche Mortgage Securities Inc. Mortgage Loan Trust, 2004-4, 7AR2 (1 mo. USD LIBOR + 0.450%)	2.956%	6/25/34	184,520	171,764	(d)
Deutsche Mortgage Securities Inc. Mortgage Loan Trust Series, 2006-PR1, 4AF1 (1 mo. USD LIBOR + 0.290%)	2.745%	4/15/36	8,366,752	7,676,495	(c)(d)(f)
EverBank Mortgage Loan Trust 18-1, 2018-1, A22	3.500%	2/25/48	22,610,347	22,429,577	(d)(f)
Federal Home Loan Mortgage Corp. (FHLMC), Strips, 20170, B, IO	10.000%	3/1/21	296	7
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass Through Certificates, 20K007, X1, IO	1.034%	4/25/20	16,922,206	170,454	(d)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass Through Certificates, 20K015, X1, IO	1.574%	7/25/21	5,669,676	190,169	(d)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass Through Certificates, 20K016, X1, IO	1.492%	10/25/21	1,832,374	64,269	(d)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass Through Certificates, 20K036, X1, IO	0.751%	10/25/23	77,212,531	2,332,398	(d)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass Through Certificates, 20K062, X1, IO	0.308%	12/25/26	306,004,813	6,777,089	(d)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass Through Certificates, 20K072, X1, IO	0.370%	12/25/27	104,079,015	3,020,165	(d)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass Through Certificates, 20KJ03, A2	2.328%	6/25/21	3,791,000	3,747,381
Federal Home Loan Mortgage Corp. (FHLMC) Reference REMIC, R007 ZA	6.000%	5/15/36	2,571,940	2,865,529
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 1992-96 B, PO, PAC	0.000%	5/25/22	106	97
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 201345, A, PO	0.000%	7/15/22	159	155

See Notes to Financial Statements.

36	Western Asset Core Bond Fund 2018 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (l) — continued
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 202957, ZA	5.000%	3/15/35	$4,004,064	$4,285,167
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 203242, SC, IO (-1.000 x 1 mo. USD LIBOR + 6.290%)	3.835%	11/15/36	612,695	83,740	(d)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 203368, AI, IO (-1.000 x 1 mo. USD LIBOR + 6.030%)	3.575%	9/15/37	1,173,702	149,411	(d)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 203621, SB, IO (-1.000 x 1 mo. USD LIBOR + 6.230%)	3.775%	1/15/40	365,273	49,331	(d)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 203639, EY	5.000%	2/15/30	1,537,796	1,605,832
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 203973, SA, IO (-1.000 x 1 mo. USD LIBOR + 6.490%)	4.035%	12/15/41	670,579	121,315	(d)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 204054, SA, IO (-1.000 x 1 mo. USD LIBOR + 6.050%)	3.595%	8/15/39	1,135,937	131,111	(d)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 204099, ST, IO (-1.000 x 1 mo. USD LIBOR + 6.000%)	3.545%	8/15/42	2,113,498	372,679	(d)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 204119, IN, IO	3.500%	10/15/32	1,441,879	198,858
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 204174, SA, IO (-1.000 x 1 mo. USD LIBOR + 6.200%)	3.745%	5/15/39	1,003,288	89,531	(d)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 204194, BI, IO	3.500%	4/15/43	10,845,885	1,742,418
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 204239, IO, IO	3.500%	6/15/27	2,441,488	222,079
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 204298, PI, IO	4.000%	4/15/43	1,789,610	240,911
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 204310, SA, IO (-1.000 x 1 mo. USD LIBOR + 5.950%)	3.495%	2/15/44	2,560,220	388,367	(d)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 204335, SW, IO (-1.000 x 1 mo. USD LIBOR + 6.000%)	3.545%	5/15/44	1,018,668	160,974	(d)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 204415, IO	1.617%	4/15/41	1,686,021	83,019	(d)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 204793, CB	3.000%	5/15/48	23,064,413	22,597,525
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 204793, CD	3.000%	6/15/48	16,620,231	16,201,219
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 3281 AI, IO (-1.000 x 1 mo. USD LIBOR + 6.430%)	3.975%	2/15/37	1,610,428	236,415	(d)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 3947 SG, IO (-1.000 x 1 mo. USD LIBOR + 5.950%)	3.495%	10/15/41	1,446,150	215,025	(d)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4203 PS, IO, PAC (-1.000 x 1 mo. USD LIBOR + 6.250%)	3.795%	9/15/42	1,324,214	186,552	(d)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4813 CJ	3.000%	8/15/48	25,132,874	24,469,160

See Notes to Financial Statements.

Western Asset Core Bond Fund 2018 Annual Report	37

Schedule of investments (cont’d)

December 31, 2018

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (l) — continued
Federal Home Loan Mortgage Corp. (FHLMC) STRIPS, 20283, IO, IO	3.500%	10/15/27	$588,708	$53,623
Federal Home Loan Mortgage Corp. (FHLMC) STRIPS, 20334, S7, IO (-1.000 x 1 mo. USD LIBOR + 6.100%)	3.645%	8/15/44	661,250	121,795	(d)
Federal Home Loan Mortgage Corp. (FHLMC) STRIPS, 20353, S1, IO (-1.000 x 1 mo. USD LIBOR + 6.000%)	3.545%	12/15/46	9,026,771	1,583,903	(d)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2014-DN1, M2 (1 mo. USD LIBOR + 2.200%)	4.706%	2/25/24	3,453,201	3,518,205	(d)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2014-DN2, M2 (1 mo. USD LIBOR + 1.650%)	4.156%	4/25/24	9,240,547	9,312,291	(d)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2014-HQ1, M2 (1 mo. USD LIBOR + 2.500%)	5.006%	8/25/24	106,376	106,523	(d)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2016-DNA1 M2 (1 mo. USD LIBOR + 2.900%)	5.406%	7/25/28	17,232,040	17,537,233	(d)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Pass-Through Certificates FRESR, 2017-SR01, A3	3.089%	11/25/27	380,000	366,775
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, 20S8FX, A2	3.291%	3/25/27	7,880,000	7,939,984
Federal National Mortgage Association (FNMA), 2012-M13, X2, IO	0.641%	5/25/22	97,559,670	1,697,587	(d)
Federal National Mortgage Association (FNMA), 2013-M1, X2, IO	0.564%	8/25/22	80,552,801	1,338,377	(d)
Federal National Mortgage Association (FNMA), 2014-M3, X2, IO	0.062%	1/25/24	92,853,035	289,098	(d)
Federal National Mortgage Association (FNMA), 2015-M4, X2, IO	0.375%	7/25/22	104,886,720	1,113,184	(d)
Federal National Mortgage Association (FNMA), 2015-M7, X2, IO	0.506%	12/25/24	177,661,073	4,463,948	(d)
Federal National Mortgage Association (FNMA), 2018-M2, A2	2.902%	1/25/28	8,420,000	8,096,285	(d)
Federal National Mortgage Association (FNMA) — CAS, 2016-C04 1M1 (1 mo. USD LIBOR + 1.450%)	3.956%	1/25/29	4,924,835	4,949,286	(d)(f)
Federal National Mortgage Association (FNMA) — CAS, 2017-C01, 1M1 (1 mo. USD LIBOR + 1.300%)	3.806%	7/25/29	15,326,877	15,391,158	(d)(f)
Federal National Mortgage Association (FNMA) REMIC, 2006-115 EI, IO (-1.000 x 1 mo. USD LIBOR + 6.640%)	4.134%	12/25/36	1,333,315	220,157	(d)
Federal National Mortgage Association (FNMA) REMIC, 2010-123, PM	4.000%	7/25/40	6,500,000	6,685,994
Federal National Mortgage Association (FNMA) REMIC, 2010-27, AS, IO (-1.000 x 1 mo. USDLIBOR + 6.480%)	3.974%	4/25/40	851,394	143,531	(d)

See Notes to Financial Statements.

38	Western Asset Core Bond Fund 2018 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (l) — continued
Federal National Mortgage Association (FNMA) REMIC, 2011-99, KS, IO (-1.000 x 1 mo. USD LIBOR + 6.700%)	4.194%	10/25/26	$754,878	$65,316	(d)
Federal National Mortgage Association (FNMA) REMIC, 2012-101, BI, IO	4.000%	9/25/27	895,589	76,798
Federal National Mortgage Association (FNMA) REMIC, 2012-133,CS, IO (-1.000 x 1 mo. USD LIBOR + 6.150%)	3.644%	12/25/42	1,415,823	238,582	(d)
Federal National Mortgage Association (FNMA) REMIC, 2012-134,MS, IO (-1.000 x 1 mo. USD LIBOR + 6.150%)	3.644%	12/25/42	969,549	166,368	(d)
Federal National Mortgage Association (FNMA) REMIC, 2012-35, SC, IO (-1.000% x 1 mo. USD LIBOR + 6.500%)	3.994%	4/25/42	1,874,486	323,037	(d)
Federal National Mortgage Association (FNMA) REMIC, 2012-46, BA	6.000%	5/25/42	1,209,025	1,302,400
Federal National Mortgage Association (FNMA) REMIC, 2012-70, YS, IO (-1.000 x 1 mo. USD LIBOR + 6.650%)	4.144%	2/25/41	435,434	48,277	(d)
Federal National Mortgage Association (FNMA) REMIC, 2012-74, OA, PO	0.000%	3/25/42	109,305	99,225
Federal National Mortgage Association (FNMA) REMIC, 2012-74, SA,IO(-1.000 x 1 mo. USD LIBOR + 6.650%)	4.144%	3/25/42	1,612,244	194,944	(d)
Federal National Mortgage Association (FNMA) REMIC, 2012-75, AO, PO	0.000%	3/25/42	191,283	169,001
Federal National Mortgage Association (FNMA) REMIC, 2013-124,SB, IO (-1.000 x 1 mo. USD LIBOR + 5.950%)	3.444%	12/25/43	6,618,456	1,170,125	(d)
Federal National Mortgage Association (FNMA) REMIC, 2013-126,CS, IO (-1.000 x 1 mo. USD LIBOR + 6.150%)	3.644%	9/25/41	3,297,370	415,939	(d)
Federal National Mortgage Association (FNMA) REMIC, 2013-14, IG, IO	4.000%	3/25/43	2,235,925	426,485
Federal National Mortgage Association (FNMA) REMIC, 2013-26, HI, IO	3.000%	4/25/32	2,219,864	169,797
Federal National Mortgage Association (FNMA) REMIC, 2013-29, QI, IO	4.000%	4/25/43	3,446,547	664,537
Federal National Mortgage Association (FNMA) REMIC, 2013-54, BS, IO (-1.000 x 1 mo. USD LIBOR + 6.150%)	3.644%	6/25/43	3,379,412	618,357	(d)
Federal National Mortgage Association (FNMA) REMIC, 2013-9 BC	6.500%	7/25/42	2,241,511	2,543,484
Federal National Mortgage Association (FNMA) REMIC, 2013-9 CB	5.500%	4/25/42	5,638,671	6,138,960
Federal National Mortgage Association (FNMA) REMIC, 2014-47 AI, IO	1.692%	8/25/44	4,291,440	227,659	(d)
Federal National Mortgage Association (FNMA) REMIC, 2015-56, AS,IO(-1.000 x 1 mo. USD LIBOR + 6.150%)	3.644%	8/25/45	1,507,551	299,557	(d)
Federal National Mortgage Association (FNMA) REMIC, 2016-60 QS,IO(-1.000 x 1 mo. USD LIBOR + 6.100%)	3.594%	9/25/46	8,938,140	1,212,218	(d)
Federal National Mortgage Association (FNMA) REMIC, 2017-76, SB, IO (-1.000 x 1 mo. USD LIBOR + 6.100%)	3.594%	10/25/57	19,148,847	3,306,251	(d)

See Notes to Financial Statements.

Western Asset Core Bond Fund 2018 Annual Report	39

Schedule of investments (cont’d)

December 31, 2018

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (l) — continued
Federal National Mortgage Association (FNMA) REMIC, 2017-85, SC, IO (-1.000 x 1 mo. USD LIBOR + 6.200%)	3.694%	11/25/47	$5,614,233	$836,880	(d)
Federal National Mortgage Association (FNMA) REMIC, 201991-97, KA, IO	1,009.250%	8/25/21	20	220
Federal National Mortgage Association (FNMA) REMIC, 2011-59 NZ	5.500%	7/25/41	1,225,164	1,340,229
Federal National Mortgage Association (FNMA) REMIC, 2012-28 B	6.500%	6/25/39	216,643	231,261
Federal National Mortgage Association (FNMA) REMIC, 2012-51 B	7.000%	5/25/42	465,184	540,921
Federal National Mortgage Association (FNMA) REMIC, 2012-75 NS, IO (-1.000 x 1 mo. USD LIBOR + 6.600%)	4.094%	7/25/42	493,078	83,154	(d)
Federal National Mortgage Association (FNMA) STRIPS, 20409, C1, IO	3.000%	11/25/26	2,351,793	174,517
Federal National Mortgage Association (FNMA) STRIPS, 20409, C13, IO	3.500%	11/25/41	2,332,632	452,682
Federal National Mortgage Association (FNMA) STRIPS, 20409, C17, IO	4.000%	11/25/41	2,493,936	525,198
Federal National Mortgage Association (FNMA) STRIPS, 20409, C18, IO	4.000%	4/25/42	1,783,028	350,509
Federal National Mortgage Association (FNMA) STRIPS, 20409, C22, IO	4.500%	11/25/39	1,090,717	242,506
Federal National Mortgage Association (FNMA) STRIPS, 390, C3, IO	6.000%	7/25/38	485,149	102,482
Federal National Mortgage Association (FNMA) STRIPS, 407 41, IO	6.000%	1/25/38	598,480	139,212
Federal National Mortgage Association (FNMA) STRIPS, 407, 22, IO	5.000%	1/25/39	174,145	36,209
Federal National Mortgage Association (FNMA) STRIPS, 407, 23, IO	5.000%	1/25/39	88,517	20,497	(d)
Federal National Mortgage Association (FNMA) STRIPS, 407, 27, IO	5.500%	1/25/39	83,444	16,077	(d)
Federal National Mortgage Association (FNMA) STRIPS, 407, 34, IO	5.000%	1/25/38	115,906	22,657
Federal National Mortgage Association (FNMA) STRIPS, 409, C2, IO	3.000%	4/25/27	2,872,952	225,901
Flagstar Mortgage Trust, 2018-2 A4	3.500%	4/25/48	37,701,766	37,068,033	(d)(f)
FREMF Mortgage Trust, 2012-K20, X2A, IO	0.200%	5/25/45	53,105,676	296,144	(f)
Galton Funding Mortgage Trust, 2017-1 A22	3.000%	7/25/56	11,426,041	11,104,706	(d)(f)
GE Business Loan Trust, 2007-1A, A (1 mo. USD LIBOR + 0.170%)	2.625%	4/15/35	1,032,431	1,013,377	(d)(f)
Government National Mortgage Association (GNMA), 2009-106, PD	4.500%	4/20/38	1,051,545	1,066,630

See Notes to Financial Statements.

40	Western Asset Core Bond Fund 2018 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (l) — continued
Government National Mortgage Association (GNMA), 2010-42, PC	5.000%	7/20/39	$5,000,000	$5,242,247
Government National Mortgage Association (GNMA), 2010-76, CS, IO (-1.000 x 1 mo. USD LIBOR + 6.550%)	4.080%	6/20/40	2,621,749	390,635	(d)
Government National Mortgage Association (GNMA), 2010-86, PB	4.500%	10/20/39	7,753,086	7,994,586
Government National Mortgage Association (GNMA), 2010-H03 FA (1 mo. USD LIBOR + 0.550%)	2.872%	3/20/60	2,283,338	2,291,676	(d)
Government National Mortgage Association (GNMA), 2010-H10 FC (1 mo. USD LIBOR + 1.000%)	3.322%	5/20/60	1,100,101	1,114,867	(d)
Government National Mortgage Association (GNMA), 2010-H26, LF (1 mo. USD LIBOR + 0.350%)	2.664%	8/20/58	795,487	794,809	(d)
Government National Mortgage Association (GNMA), 2010-H27, FA (1 mo. USD LIBOR + 0.380%)	2.694%	12/20/60	1,277,618	1,277,280	(d)
Government National Mortgage Association (GNMA), 2010-H28, FE (1 mo. USD LIBOR + 0.400%)	2.714%	12/20/60	2,493,302	2,493,763	(d)
Government National Mortgage Association (GNMA), 2011-H03 FA (1 mo. USD LIBOR + 0.500%)	2.814%	1/20/61	1,664,830	1,669,451	(d)
Government National Mortgage Association (GNMA), 2011-H05 FB (1 mo. USD LIBOR + 0.500%)	2.814%	12/20/60	1,821,159	1,826,692	(d)
Government National Mortgage Association (GNMA), 2011-H06 FA (1 mo. USD LIBOR + 0.450%)	2.764%	2/20/61	1,607,813	1,610,310	(d)
Government National Mortgage Association (GNMA), 2011-H08, FG (1 mo. USD LIBOR + 0.480%)	2.794%	3/20/61	3,223,481	3,230,126	(d)
Government National Mortgage Association (GNMA), 2011-H09 AF (1 mo. USD LIBOR + 0.500%)	2.814%	3/20/61	2,431,690	2,437,610	(d)
Government National Mortgage Association (GNMA), 2012-112, IO	0.277%	2/16/53	13,809,079	273,828	(d)
Government National Mortgage Association (GNMA), 2012-124, AS, IO (-1.000 x 1 mo. USDLIBOR + 6.200%)	3.745%	10/16/42	1,321,300	224,076	(d)
Government National Mortgage Association (GNMA), 2012-27 IO, IO	0.958%	4/16/53	19,740,359	591,733	(d)
Government National Mortgage Association (GNMA), 2012-34 SA, IO (-1.000 x 1 mo. USD LIBOR + 6.050%)	3.580%	3/20/42	2,919,162	406,665	(d)
Government National Mortgage Association (GNMA), 2012-44, IO	0.436%	3/16/49	10,550,993	144,953	(d)
Government National Mortgage Association (GNMA), 2012-66, CI, IO	3.500%	2/20/38	1,665,040	124,126
Government National Mortgage Association (GNMA), 2012-81, AI, IO	3.500%	4/20/27	337,870	21,886
Government National Mortgage Association (GNMA), 2012-98, SA, IO (-1.000 x 1 mo. USD LIBOR + 6.100%)	3.645%	8/16/42	1,267,074	199,332	(d)
Government National Mortgage Association (GNMA), 2013-188, CI, IO	3.500%	3/20/39	4,728,666	333,684

See Notes to Financial Statements.

Western Asset Core Bond Fund 2018 Annual Report	41

Schedule of investments (cont’d)

December 31, 2018

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (l) — continued
Government National Mortgage Association (GNMA), 2013-2, IO	0.422%	5/16/54	$16,962,867	$369,712	(d)
Government National Mortgage Association (GNMA), 2014-118, HS, IO (-1.000 x 1 mo. USD LIBOR + 6.200%)	3.730%	8/20/44	10,792,841	1,912,351	(d)
Government National Mortgage Association (GNMA), 2014-160, EI, IO	4.000%	7/16/26	2,789,325	237,024
Government National Mortgage Association (GNMA), 2014-175, AB	2.600%	6/16/47	1,264,697	1,250,330
Government National Mortgage Association (GNMA), 2014-186 IO	0.757%	8/16/54	40,815,852	1,834,248	(d)
Government National Mortgage Association (GNMA), 2014-47, IA, IO	0.253%	2/16/48	4,076,061	93,802	(d)
Government National Mortgage Association (GNMA), 2014-5, SP, IO (-1.000 x 1 mo. USD LIBOR + 6.150%)	3.695%	6/16/43	1,237,345	133,422	(d)
Government National Mortgage Association (GNMA), 2015-098, IO	0.885%	4/16/55	37,139,244	2,055,015	(d)
Government National Mortgage Association (GNMA), 2016-135 SB, IO (-1.000 x 1 mo. USD LIBOR + 6.100%)	3.645%	10/16/46	2,831,840	529,980	(d)
Government National Mortgage Association (GNMA), 2016-84 IG, IO	4.500%	11/16/45	20,994,914	4,515,330
Government National Mortgage Association (GNMA), 2017-190 IO, IO	0.691%	3/16/60	7,232,492	426,146	(d)
Government National Mortgage Association (GNMA), 2017-H22, IC, IO (12 mo. USD LIBOR)	2.012%	11/20/67	922,249	112,639	(c)(d)
Government National Mortgage Association (GNMA), 2018-118 AC	3.200%	5/16/49	5,018,876	4,964,275
Government National Mortgage Association (GNMA), 2018-123 AH	3.250%	9/16/52	6,518,655	6,459,923
Government National Mortgage Association (GNMA), 2018-129 AG	3.100%	5/16/59	9,191,638	9,074,991
Government National Mortgage Association (GNMA), 2018-130 A	3.250%	5/16/59	6,927,244	6,873,953
Government National Mortgage Association (GNMA), 2018-37, QA	2.750%	3/20/48	5,042,422	4,958,753
Government National Mortgage Association (GNMA), 2018-98 A	3.000%	10/16/50	2,620,735	2,577,178
Government National Mortgage Association (GNMA), 2018-99 A	3.200%	1/16/52	4,175,252	4,144,402
Government National Mortgage Association (GNMA), 2018-H06, PF (1 mo. USD LIBOR + 0.300%)	2.614%	2/20/68	9,305,666	9,282,996	(d)
Government National Mortgage Association (GNMA), 2018-H07, FD (1 mo. USD LIBOR + 0.300%)	2.614%	5/20/68	14,630,380	14,593,068	(d)
Government National Mortgage Association (GNMA), 2018-H08, KF (1 mo. USD LIBOR + 0.300%)	2.614%	5/20/68	6,803,986	6,783,908	(d)

See Notes to Financial Statements.

42	Western Asset Core Bond Fund 2018 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (l) — continued
Government National Mortgage Association (GNMA), 2010-31 GS, IO, PAC-1 (-1.000 x 1 mo. USD LIBOR + 6.500%)	4.030%	3/20/39	$162,909	$4,957	(d)
Government National Mortgage Association (GNMA), 2010-42 BS, IO (-1.000 x 1 mo. USD LIBOR + 6.480%)	4.010%	4/20/40	189,803	28,837	(d)
Government National Mortgage Association (GNMA), 2010-59 LB, PAC-1	4.500%	10/20/39	1,228,273	1,276,380
Government National Mortgage Association (GNMA), 2010-85 HS, IO, PAC (-1.000 x 1 mo. USD LIBOR + 6.650%)	4.180%	1/20/40	335,044	29,112	(d)
Government National Mortgage Association (GNMA), 2013-145, IO	1.067%	9/16/44	17,189,414	836,162	(d)
Government National Mortgage Association (GNMA), 2013-163 IO, IO	1.160%	2/16/46	22,231,100	1,061,683	(d)
Government National Mortgage Association (GNMA), 2014-50 IO, IO	0.841%	9/16/55	10,021,604	535,678	(d)
Government National Mortgage Association (GNMA), 2015-167 OI, IO	4.000%	4/16/45	3,885,736	771,414
GS Mortgage Securities Corp. II, 2018-SRP5 A (1 mo. USD LIBOR + 1.300%)	3.755%	9/15/31	28,920,000	29,016,766	(d)(f)
GS Mortgage Securities Corp. II, 2018-SRP5 B (1 mo. USD LIBOR + 2.500%)	4.955%	9/15/31	35,660,000	35,778,748	(d)(f)
GS Mortgage Securities Trust, 2013-GC16, B	5.161%	11/10/46	1,120,000	1,186,011	(d)
GS Mortgage Securities Trust, 2017-GS8, A4	3.469%	11/10/50	11,490,000	11,298,393
GSR Mortgage Loan Trust, 2005-4F, 1A1	4.500%	4/25/20	22,917	22,903
HarborView Mortgage Loan Trust, 2005-9, 2A1B (1 mo. USD LIBOR + 0.370%)	2.840%	6/20/35	7,010,538	6,990,050	(d)
Hospitality Mortgage Trust, 2017-HIT, A (1 mo. USD LIBOR + 0.850%)	3.237%	5/8/30	11,970,000	11,803,659	(d)(f)
IndyMac INDX Mortgage Loan Trust, 2005-AR15 A2	3.874%	9/25/35	24,604	22,763	(d)
JPMBB Commercial Mortgage Securities Trust, 2013-C17, B	4.891%	1/15/47	490,000	508,097	(d)
JPMBB Commercial Mortgage Securities Trust, 2014-C21, IO	1.019%	8/15/47	58,889,103	2,626,966	(d)
JPMBB Commercial Mortgage Securities Trust, 2014-C22, A4	3.801%	9/15/47	540,000	549,662
JPMBB Commercial Mortgage Securities Trust, 2014-C22, C	4.558%	9/15/47	1,540,000	1,504,561	(d)
JPMBB Commercial Mortgage Securities Trust, 2015-C31, A3	3.801%	8/15/48	3,880,000	3,954,929
JPMDB Commercial Mortgage Securities Trust, 2016-C4, A3	3.141%	12/15/49	6,030,000	5,853,130
JPMorgan Chase Commercial Mortgage Securities Trust, 2013-LC11, AS	3.216%	4/15/46	2,000,000	1,964,615
JPMorgan Chase Commercial Mortgage Securities Trust, 2014-FL6, B (1 mo. USD LIBOR + 2.280%)	4.735%	11/15/31	3,921,268	3,924,039	(d)(f)
JPMorgan Chase Commercial Mortgage Securities Trust, 2015-FL7 D (1 mo. USD LIBOR + 3.750%)	6.205%	5/15/28	4,250,000	4,188,686	(d)(f)
JPMorgan Chase Commercial Mortgage Securities Trust 2006-LDP9	5.372%	5/15/47	977,192	978,423

See Notes to Financial Statements.

Western Asset Core Bond Fund 2018 Annual Report	43

Schedule of investments (cont’d)

December 31, 2018

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (l) — continued
JPMorgan Mortgage Trust, 2018-3 A1	3.500%	9/25/48	$46,859,329	$46,504,089	(d)(f)
JPMorgan Mortgage Trust, 2018-5 A1	3.500%	10/25/48	62,850,442	61,646,416	(d)(f)
MASTR Reperforming Loan Trust, 2005-2 1A1F (1 mo. USD LIBOR + 0.350%)	2.856%	5/25/35	480,017	382,839	(d)(f)
MASTR Reperforming Loan Trust, 2005-1 1A2	6.500%	8/25/34	326,475	305,740	(f)
MASTR Reperforming Loan Trust, 2005-1 1A3	7.000%	8/25/34	62,079	62,037	(f)
Merrill Lynch Mortgage Investors Trust Series, 2005-A8, A3A3 (1 mo. USD LIBOR + 0.370%)	2.876%	8/25/36	14,337,279	14,211,931	(d)
Merrill Lynch Mortgage Investors Trust Series, 2005-A9, 3A1	4.541%	12/25/35	28,706	25,522	(d)
Merrill Lynch Mortgage Investors Trust Series MLCC, 2006-1, 1A	4.324%	2/25/36	77,381	78,252	(d)
Morgan Stanley Bank of America Merrill Lynch Trust, 2013-C10, A4	4.082%	7/15/46	510,000	527,169	(d)
Morgan Stanley Capital I Trust, 2017 ASHF A (1 mo. USD LIBOR + 0.850%)	3.305%	11/15/34	2,540,000	2,533,528	(d)(f)
Morgan Stanley Mortgage Loan Trust, 2005-3AR, 2A2	3.683%	7/25/35	675,663	595,022	(d)
MSCG Trust, 2015-ALDR, A2	3.462%	6/7/35	7,100,000	6,882,717	(d)(f)
NAAC Reperforming Loan REMIC Trust Certificates Series, 2004-R3, A1	6.500%	2/25/35	187,229	186,159	(f)
New Residential Mortgage Loan Trust, 2016-4A A1	3.750%	11/25/56	10,818,484	10,901,397	(d)(f)
New Residential Mortgage Loan Trust, 2017-1A A1	4.000%	2/25/57	16,915,531	17,208,322	(d)(f)
New Residential Mortgage Loan Trust, 2017-4A, A1	4.000%	5/25/57	19,767,746	20,175,891	(d)(f)
Nomura Asset Acceptance Corp. Alternative Loan Trust Series, 2005-AP2, A5	5.476%	5/25/35	82,029	59,981
Nomura Resecuritization Trust, 2014-5R, 1A1	3.000%	6/26/35	2,313,919	2,271,752	(d)(f)
Nomura Resecuritization Trust, 2015-5R 4A1 (1 mo. USD LIBOR + 0.140%)	4.669%	7/26/37	9,443,576	9,479,315	(d)(f)
Prime Mortgage Trust, 2006-DR1 2A1	5.500%	5/25/35	321,525	258,711	(f)
Prime Mortgage Trust, 2006-DR1 2A2	6.000%	5/25/35	18,864,851	15,070,382	(f)
Prime Mortgage Trust, 2006-DR1, 1A1	5.500%	5/25/35	905,679	834,176	(f)
Residential Asset Securitization Trust, 2003-A14, A1	4.750%	2/25/19	238,511	212,594
Rosslyn Portfolio Trust, 2017-ROSS, A (1 mo. USD LIBOR + 0.950%)	3.405%	6/15/33	8,440,000	8,451,115	(d)(f)
Structured Adjustable Rate Mortgage Loan Trust, 2004-10, 2A	4.300%	8/25/34	1,719,735	1,719,397	(d)
Structured Adjustable Rate Mortgage Loan Trust, 2005-19XS, 1A1 (1 mo. USD LIBOR + 0.320%)	2.826%	10/25/35	341,542	323,869	(d)
UBS Commercial Mortgage Trust, 2017-C3, AS	3.739%	8/15/50	4,750,000	4,721,148	(d)
WaMu Mortgage Pass-Through Certificates Series Trust, 2003-AR9, 1A7 (1 year Treasury Constant Maturity Rate + 2.330%)	4.331%	9/25/33	15,370	15,796	(d)

See Notes to Financial Statements.

44	Western Asset Core Bond Fund 2018 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (l) — continued
WaMu Mortgage Pass-Through Certificates Series Trust, 2007-HY4, 4A1	3.657%	9/25/36	$156,798	$144,833	(d)
Washington Mutual Inc., Mortgage Pass-Through Certificates Trust, 2005-AR19 A1A2 (1 mo. USD LIBOR + 0.290%)	2.796%	12/25/45	64,601	63,786	(d)
Washington Mutual MSC Mortgage Pass-Through Certificates Series Trust, 2004-RA1, 2A	7.000%	3/25/34	4,297	4,643
Waterfall Commercial Mortgage Trust, 2015-SBC5, A	4.104%	9/14/22	4,060,343	4,083,011	(d)(f)
Wells Fargo Commercial Mortgage Trust 2015-NXS1, IO	1.155%	5/15/48	47,612,612	2,254,491	(d)
Wells Fargo Mortgage Loan Trust, 2010-RR4, 2A1	4.603%	8/27/35	16,551	16,561	(d)(f)
WFRBS Commercial Mortgage Trust, 2014-C19, B	4.723%	3/15/47	250,000	258,592	(d)
WFRBS Commercial Mortgage Trust, 2014-C19, XA, IO	1.083%	3/15/47	9,572,143	379,967	(d)
WFRBS Commercial Mortgage Trust, 2014-C21, AS	3.891%	8/15/47	2,767,000	2,775,325
WFRBS Commercial Mortgage Trust, 2014-C21, B	4.213%	8/15/47	5,160,000	5,189,303	(d)
WFRBS Commercial Mortgage Trust, IO	1.071%	8/15/47	34,588,634	1,472,819	(d)
WFRBS Commercial Mortgage Trust, 2014-C24, AS	3.931%	11/15/47	2,916,000	2,929,227
Total Collateralized Mortgage Obligations (Cost — $1,089,282,649)				1,067,124,300
Asset-Backed Securities — 5.5%
ACIS CLO Ltd., 2015-6A A1 (3 mo. USD LIBOR + 1.590%)	4.131%	5/1/27	8,750,000	8,754,235	(d)(f)
Airspeed Ltd., 2007-1A, G1W (1 mo. USD LIBOR + 0.270%)	2.725%	4/15/24	3,874,386	3,440,919	(d)(f)
American Money Management Corp. CLO XI Ltd., 2012-11A, A1R2 (3 mo. USD LIBOR + 1.010%)	3.530%	4/30/31	18,890,000	18,558,556	(d)(f)
American Money Management Corp. CLO XII Ltd., 2013-12A, AR (3 mo. USD LIBOR + 1.200%)	3.818%	11/10/30	6,745,000	6,686,710	(d)(f)
Amortizing Residential Collateral Trust, 2002-BC5 M1 (1 mo. USD LIBOR + 1.035%)	3.541%	7/25/32	453,392	450,069	(d)
Apidos CLO XXII, 2015-22A, A1 (3 mo. USD LIBOR + 1.500%)	3.969%	10/20/27	5,000,000	5,001,230	(d)(f)
Ares XLVII CLO Ltd., 2018-47A A1 (3 mo. USD LIBOR + 0.920%)	3.356%	4/15/30	9,525,000	9,345,139	(d)(f)
Ares XXXIII CLO Ltd., 2015-1A, A1R (3 mo. USD LIBOR + 1.350%)	4.101%	12/5/25	15,000,000	15,001,140	(d)(f)
Argent Securities Trust, 2006-W4, A2B (1 mo. USD LIBOR + 0.110%)	2.616%	5/25/36	111,141	38,504	(d)
Ballyrock CLO Ltd., 2018-1A, A1 (3 mo. USD LIBOR + 1.000%)	3.469%	4/20/31	7,105,000	6,960,761	(d)(f)
Bear Stearns Asset Backed Securities I Trust (1 mo. USD LIBOR + 0.975%)	3.290%	12/25/34	5,980,077	5,990,784	(d)
Bear Stearns Asset Backed Securities Trust, 2004-SD3, A3 (1 mo. USD LIBOR + 1.140%)	3.455%	9/25/34	3,191	3,200	(d)
BlueMountain CLO Ltd., 2015-1A, A1R (3 mo. USD LIBOR + 1.330%)	3.766%	4/13/27	7,000,000	7,000,329	(d)(f)

See Notes to Financial Statements.

Western Asset Core Bond Fund 2018 Annual Report	45

Schedule of investments (cont’d)

December 31, 2018

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
Bowman Park CLO Ltd., 2014-1A AR (3 mo. USD LIBOR + 1.180%)	3.857%	11/23/25	$7,750,000	$7,744,893	(d)(f)
Brazos Student Finance Corp., 2009-1, AS (3 mo. USD LIBOR + 2.500%)	5.322%	12/27/39	5,900,000	6,125,598	(d)
California Street CLO IX LP, 2012-9A, AR (3 mo. USD LIBOR + 1.450%)	3.886%	10/16/28	750,000	750,246	(d)(f)
Catskill Park CLO Ltd., 2017-1A, A2 (3 mo. USD LIBOR + 1.700%)	4.169%	4/20/29	7,375,000	7,230,804	(d)(f)
CBAM Ltd., 2017-2A, B1 (3 mo. USD LIBOR + 1.750%)	4.199%	10/17/29	8,685,000	8,521,053	(d)(f)
Cedar Funding VI CLO Ltd., 2016-6A, AR (3 mo. USD LIBOR + 1.090%)	3.559%	10/20/28	2,300,000	2,280,503	(d)(f)
Community Funding CLO, 2015-1A A	5.750%	11/1/27	10,358,351	10,630,973	(f)
Countrywide Asset-Backed Certificates, 2003-BC3, A2 (1 mo. USD LIBOR + 0.620%)	3.126%	9/25/33	818,831	802,311	(d)
Countrywide Asset-Backed Certificates, 2006-SD4, A1 (1 mo. USD LIBOR + 0.340%)	2.846%	12/25/36	332,866	177,613	(d)(f)
Credit-Based Asset Servicing & Securitization LLC, 2006-MH1, M1	6.250%	10/25/36	39,334	39,336	(f)
Credit-Based Asset Servicing & Securitization LLC, 201999-3, A	6.147%	2/3/29	10,677	10,675	(d)(f)
Credit Suisse Mortgage Trust, 2017-RPL1 A1	2.750%	7/25/57	47,079,717	44,644,020	(d)(f)
Ford Credit Floorplan Master Owner Trust, 2018-4 A	4.060%	11/15/30	24,150,000	24,171,363
Galaxy CLO Ltd., 2013-15A, BR (3 mo. USD LIBOR + 1.600%)	4.036%	10/15/30	12,250,000	11,959,344	(d)(f)
GSAA Home Equity Trust, 2005-9, 2A4 (1 mo. USD LIBOR + 0.430%)	2.936%	8/25/35	6,500,000	6,423,700	(d)
Halcyon Loan Advisors Funding Ltd., 2015-2A AR (3 mo. USD LIBOR + 1.080%)	3.570%	7/25/27	11,620,000	11,545,771	(d)(f)
Hertz Vehicle Financing II LP, 2017-1A A	2.960%	10/25/21	29,520,000	29,275,574	(f)
HSI Asset Securitization Corp. Trust, 2006-OPT3, 3A3 (1 mo. USD LIBOR + 0.180%)	2.686%	2/25/36	1,183,314	1,180,123	(d)
Jamestown CLO IV Ltd., 2014-4A, A2R (3 mo. USD LIBOR + 1.350%)	3.786%	7/15/26	16,000,000	16,001,328	(d)(f)
Jamestown CLO X Ltd., 2017-10A A2 (3 mo. USD LIBOR + 1.850%)	4.299%	7/17/29	6,500,000	6,414,051	(d)(f)
Jamestown CLO X Ltd., 2017-10A, A1 (3 mo. USD LIBOR + 1.250%)	3.699%	7/17/29	2,250,000	2,236,975	(d)(f)
KKR Financial CLO 21 Ltd., 2021, A (3 mo. USD LIBOR + 1.000%)	3.436%	4/15/31	5,345,000	5,223,492	(d)(f)
KKR Financial CLO Ltd., 2017-A (3 mo. USD LIBOR + 1.340%)	3.776%	4/15/29	9,250,000	9,213,296	(d)(f)
LCM XXIV Ltd., 2024A, A (3 mo. USD LIBOR + 1.310%)	3.779%	3/20/30	7,500,000	7,503,300	(d)(f)
Long Beach Mortgage Loan Trust, 2000-1, AV1 (1 mo. USD LIBOR + 0.520%)	2.999%	1/21/31	64,835	63,434	(d)

See Notes to Financial Statements.

46	Western Asset Core Bond Fund 2018 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
Long Beach Mortgage Loan Trust, 2004-6, A3 (1 mo. USD LIBOR + 1.300%)	3.806%	11/25/34	$761,330	$766,169	(d)
Long Beach Mortgage Loan Trust, 2005-2, M4 (1 mo. USD LIBOR + 0.930%)	3.436%	4/25/35	4,390,821	4,423,669	(d)
Magnetite CLO Ltd., 2014-9A A1R (3 mo. USD LIBOR + 1.000%)	3.490%	7/25/26	7,827,647	7,824,062	(d)(f)
Magnetite XVIII Ltd., 2016-18A, AR (3 mo. USD LIBOR + 1.080%)	3.696%	11/15/28	5,490,000	5,468,430	(d)(f)
MASTR Asset Backed Securities Trust, 2007-NCW, A1 (1 mo. USD LIBOR + 0.300%)	2.806%	5/25/37	5,846,750	5,500,675	(d)(f)
Morgan Stanley Resecuritization Trust, 2015-R7, 1A	4.250%	2/26/29	6,002,593	5,929,019	(d)(f)
New Residential Mortgage Trust, 2018-1	4.000%	12/25/57	19,542,965	19,690,847	(d)(f)
OHA Loan Funding Ltd., 2015-1A, AR (3 mo. USD LIBOR + 1.410%)	4.026%	8/15/29	3,150,000	3,175,713	(d)(f)
RAAC Series Trust, 2007-RP1, A (1 mo. USD LIBOR + 0.290%)	2.796%	5/25/46	15,053,249	14,844,713	(d)(f)
Seneca Park CLO Ltd., 2014-1A AR (3 mo. USD LIBOR + 1.120%)	3.569%	7/17/26	5,053,067	5,053,183	(d)(f)
SLM Student Loan EDC Repackaging Trust, 2013-M1, M1	3.500%	10/28/29	633,486	622,004	(c)(f)
SLM Student Loan Trust, 2006-10 A6 (3 mo. USD LIBOR + 0.150%)	2.640%	3/25/44	27,850,000	27,133,194	(d)
Structured Asset Investment Loan Trust, 2004-1, A3 (1 mo. USD LIBOR + 0.800%)	3.306%	2/25/34	6,209,768	6,221,789	(d)
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, 2004-6XS, A5B	6.050%	3/25/34	570,021	578,253
TCI-Flatiron CLO Ltd., 2016-1A, A (3 mo. USD LIBOR + 1.550%)	3.999%	7/17/28	7,500,000	7,502,527	(d)(f)
TCI-Symphony CLO Ltd., 2016-1A, BR (3 mo. USD LIBOR + 1.650%)	4.086%	10/13/29	5,500,000	5,382,372	(d)(f)
Towd Point Mortgage Trust, 2017-1 A1	2.750%	10/25/56	12,538,410	12,328,579	(d)(f)
Tralee CLO V Ltd., 2018-5A, B (3 mo. USD LIBOR + 1.700%)	4.459%	10/20/28	6,110,000	5,985,093	(d)(f)
Venture XXIV CLO Ltd., 2016-24A A1D (3 mo. USD LIBOR + 1.420%)	3.889%	10/20/28	2,750,000	2,739,333	(d)(f)
Venture XXVIII CLO, 2017-28RR, A1 (3 mo. USD LIBOR + 1.280%)	2.686%	7/22/30	7,421,053	7,376,438	(d)(f)
Venture XXVIII CLO, 2017-28RR, A2 (3 mo. USD LIBOR + 1.110%)	2.716%	7/22/30	11,042,948	10,806,397	(d)(f)
Venture XXX CLO Ltd., 2017-30A, B (3 mo. USD LIBOR + 1.600%)	4.036%	1/15/31	4,850,000	4,703,957	(d)(f)
Voya CLO Ltd., 2017-2A, A2A (3 mo. USD LIBOR + 1.710%)	4.146%	6/7/30	12,900,000	12,650,243	(d)(f)
Voya CLO Ltd., 2018-3A, A1A (3 mo. USD LIBOR + 1.15%)	3.610%	10/15/31	6,750,000	6,695,622	(d)(f)
Whitehorse XII Ltd., 2018-12A, A (3 mo. USD LIBOR + 1.25%)	3.676%	10/15/31	12,040,000	11,908,933	(d)(f)
Zais CLO 2 Ltd., 2014-2A, A1BR	2.920%	7/25/26	7,250,000	7,166,821	(f)

See Notes to Financial Statements.

Western Asset Core Bond Fund 2018 Annual Report	47

Schedule of investments (cont’d)

December 31, 2018

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
Zais CLO 5 Ltd., 2016-2A, A1 (3 mo. USD LIBOR + 1.530%)	3.966%	10/15/28	$8,400,000	$8,400,504	(d)(f)
Total Asset-Backed Securities (Cost — $520,244,973)				518,279,891
Sovereign Bonds — 4.2%
Brazil — 0.1%
Brazilian Government International Bond, Senior Notes	5.000%	1/27/45	6,890,000	6,040,015
Colombia — 0.3%
Colombia Government International Bond, Senior Notes	3.875%	4/25/27	9,100,000	8,701,875
Colombia Government International Bond, Senior Notes	5.625%	2/26/44	14,710,000	15,202,785
Colombia Government International Bond, Senior Notes	5.000%	6/15/45	1,640,000	1,565,380
Total Colombia				25,470,040
India — 0.1%
Export-Import Bank of India, Senior Notes	3.375%	8/5/26	8,150,000	7,466,272	(f)
Indonesia — 0.5%
Indonesia Government International Bond, Senior Notes	5.875%	3/13/20	290,000	298,547	(k)
Indonesia Government International Bond, Senior Notes	4.875%	5/5/21	1,190,000	1,217,800	(k)
Indonesia Government International Bond, Senior Notes	3.750%	4/25/22	5,726,000	5,679,201	(k)
Indonesia Government International Bond, Senior Notes	3.750%	4/25/22	280,000	277,712	(f)
Indonesia Government International Bond, Senior Notes	5.375%	10/17/23	340,000	355,680	(k)
Indonesia Government International Bond, Senior Notes	5.875%	1/15/24	911,000	972,704	(f)
Indonesia Government International Bond, Senior Notes	3.850%	7/18/27	20,210,000	19,236,019	(f)
Indonesia Government International Bond, Senior Notes	4.625%	4/15/43	3,420,000	3,167,737	(k)
Indonesia Government International Bond, Senior Notes	5.125%	1/15/45	8,320,000	8,221,475	(f)
Indonesia Government International Bond, Senior Notes	5.125%	1/15/45	3,020,000	2,984,237	(k)
Indonesia Government International Bond, Senior Notes	5.250%	1/8/47	6,960,000	7,002,721	(f)
Indonesia Government International Bond, Senior Notes	4.750%	7/18/47	2,320,000	2,186,892	(f)
Total Indonesia				51,600,725
Kazakhstan — 0.2%
Kazakhstan Government International Bond, Senior Notes	4.875%	10/14/44	16,930,000	16,905,689	(f)
Kuwait — 0.1%
Kuwait International Government Bond, Senior Notes	3.500%	3/20/27	10,890,000	10,859,203	(f)
Mexico — 0.8%
Mexico Government International Bond, Senior Notes	4.000%	10/2/23	4,854,000	4,837,569
Mexico Government International Bond, Senior Notes	3.600%	1/30/25	10,660,000	10,190,960
Mexico Government International Bond, Senior Notes	6.050%	1/11/40	112,000	118,832
Mexico Government International Bond, Senior Notes	4.750%	3/8/44	55,930,000	50,980,195
Mexico Government International Bond, Senior Notes	4.600%	1/23/46	14,900,000	13,249,825
Total Mexico				79,377,381

See Notes to Financial Statements.

48	Western Asset Core Bond Fund 2018 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Panama — 0.3%
Panama Government International Bond, Senior Notes	6.700%	1/26/36	$12,000,000	$14,700,000
Panama Government International Bond, Senior Notes	4.500%	5/15/47	16,580,000	16,165,500
Total Panama				30,865,500
Peru — 0.3%
Peruvian Government International Bond, Senior Notes	6.550%	3/14/37	18,400,000	23,322,000
Peruvian Government International Bond, Senior Notes	5.625%	11/18/50	3,664,000	4,310,696
Total Peru				27,632,696
Poland — 0.3%
Republic of Poland Government International Bond, Senior Notes	5.000%	3/23/22	6,420,000	6,763,766
Republic of Poland Government International Bond, Senior Notes	4.000%	1/22/24	25,170,000	25,805,039
Total Poland				32,568,805
Qatar — 0.2%
Qatar Government International Bond, Senior Notes	3.875%	4/23/23	17,370,000	17,594,577	(k)
Qatar Government International Bond, Senior Notes	3.250%	6/2/26	1,420,000	1,375,060	(k)
Total Qatar				18,969,637
Russia — 0.5%
Russian Foreign Bond — Eurobond, Senior Notes	5.625%	4/4/42	44,600,000	45,697,026	(k)
Saudi Arabia — 0.0%
Saudi Government International Bonds, Senior Notes	2.875%	3/4/23	3,270,000	3,149,111	(f)
United Arab Emirates — 0.3%
Abu Dhabi Government International Bond, Senior Notes	2.500%	10/11/22	26,100,000	25,384,077	(f)
Uruguay — 0.2%
Uruguay Government International Bond, Senior Notes	5.100%	6/18/50	16,620,000	16,374,855
Total Sovereign Bonds (Cost — $414,307,880)				398,361,032
U.S. Treasury Inflation Protected Securities — 1.6%
U.S. Treasury Bonds, Inflation Indexed	1.375%	2/15/44	5,544,708	5,736,823
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/45	34,547,685	30,965,387
U.S. Treasury Notes, Inflation Indexed	0.625%	4/15/23	114,484,220	112,626,833
Total U.S. Treasury Inflation Protected Securities (Cost — $149,507,381)				149,329,043
Municipal Bonds — 0.1%
Illinois — 0.1%
City of Chicago, IL, GO, Taxable Project	6.314%	1/1/44	5,380,000	5,312,320
Ohio — 0.0%
American Municipal Power-Ohio Inc., OH, Revenue, Taxable-combined Hydroelectric Projects Build America Bonds	7.834%	2/15/41	150,000	220,326
Total Municipal Bonds (Cost — $5,590,802)				5,532,646

See Notes to Financial Statements.

Western Asset Core Bond Fund 2018 Annual Report	49

Schedule of investments (cont’d)

December 31, 2018

Western Asset Core Bond Fund

Security	Expiration Date	Contracts	Notional Amount	Value
Purchased Options — 0.0%
Exchange-Traded Purchased Options — 0.0%
U.S. Treasury 5-Year Notes Futures, Put @ $103.50	2/22/19	19,000	$19,000,000	$0	(i)
U.S. Treasury 5-Year Notes Futures, Put @ $106.50	2/22/19	2,825	2,825,000	0	(i)
U.S. Treasury 10-Year Notes Futures, Call @ $126.00	2/22/19	3,629	3,629,000	283,516
U.S. Treasury 10-Year Notes Futures, Call @ $129.00	2/22/19	726	726,000	34,031
U.S. Treasury 10-Year Notes Futures, Call @ $129.50	2/22/19	3,474	3,474,000	108,563
U.S. Treasury 10-Year Notes Futures, Call @ $133.00	2/22/19	5,963	5,963,000	93,172
U.S. Treasury 10-Year Notes Futures, Put @ $117.00	1/25/19	154	154,000	0	(i)
U.S. Treasury 10-Year Notes Futures, Put @ $117.50	1/25/19	154	154,000	0	(i)
Total Exchange-Traded Purchased Options				519,282

	Counterparty
OTC Purchased Options — 0.0%
Credit default swaption with Banc of America Securities LLC to sell protection on Markit CDX.NA.IG.31 Index, Call @ 90.00 basis point spread	Banc of America Securities LLC	3/20/19	92,180,000	92,180,000	351,729
Credit default swaption with Banc of America Securities LLC to sell protection on Markit CDX.NA.IG.31 Index, Call @ 80.00 basis point spread	Banc of America Securities LLC	2/20/19	93,160,000	93,160,000	108,344
Total OTC Purchased Options					460,073
Total Purchased Options (Cost — $1,154,337)					979,355
Total Investments before Short-Term Investments (Cost — $9,621,885,416)					9,452,144,103

		Rate	Maturity Date	Face Amount
Short-Term Investments — 11.6%
Commercial Paper — 4.8%
Banco Santander SA		2.628%	2/1/19	98,190,000	97,966,912	(n)
BPCE SA		2.641%	3/7/19	62,340,000	62,046,846	(m)(n)
JPMorgan Securities LLC		2.656%	2/1/19	77,580,000	77,401,945	(n)
Mizuho Bank Ltd.		2.581%	1/29/19	99,630,000	99,428,474	(m)(n)
Sumitomo Mitsui Trust Bank		2.606%	1/30/19	113,640,000	113,399,936	(m)(n)
Total Commercial Paper (Cost — $450,259,103)					450,244,113
Certificates of Deposit — 0.8%
Sumitomo Mitsui Trust NY (Cost — $73,140,000)		2.810%	3/25/19	73,140,000	73,138,937
U.S. Government Agencies — 0.1%
Federal Home Loan Bank (FHLB), Discount Notes (Cost — $10,435,461)		2.455%	4/15/19	10,510,000	10,436,924	(n)

See Notes to Financial Statements.

50	Western Asset Core Bond Fund 2018 Annual Report

Western Asset Core Bond Fund

Security	Rate	Shares	Value
Money Market Funds — 5.9%
Western Asset Government Cash Management Portfolio LLC (Cost — $556,786,010)	2.390%	556,786,010	$556,786,010	(o)
Total Short-Term Investments (Cost — $1,090,620,574)			1,090,605,984
Total Investments — 111.9% (Cost — $10,712,505,990)			10,542,750,087
Liabilities in Excess of Other Assets — (11.9)%			(1,120,410,848)
Total Net Assets — 100.0%			$9,422,339,239

*	Non-income producing security.

(a)	This security is traded on a to-be-announced (“TBA”) basis. At December 31, 2018, the Fund held TBA securities with a total cost of $1,164,281,415.

(b)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (Note 1).

(c)	Security is valued using significant unobservable inputs (Note 1).

(d)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(e)	Securities traded on a when-issued or delayed delivery basis.

(f)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(g)	Security has no maturity date. The date shown represents the next call date.

(h)	The coupon payment on these securities is currently in default as of December 31, 2018.

(i)	Value is less than $1.

(j)	The maturity principal is currently in default as of December 31, 2018.

(k)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(l)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(m)

Commercial paper exempt from registration under Section 4(2) of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(n)	Rate shown represents yield-to-maturity.

(o)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control. At December 31, 2018, the total market value of investments in Affiliated Companies was $556,786,010 and the cost was $556,786,010 (Note 8).

See Notes to Financial Statements.

Western Asset Core Bond Fund 2018 Annual Report	51

Schedule of investments (cont’d)

December 31, 2018

Western Asset Core Bond Fund

Abbreviations used in this schedule:

ARM	— Adjustable Rate Mortgage

CAS	— Connecticut Avenue Securities

CLO	— Collateral Loan Obligation

CMT	— Constant Maturity Treasury

EDC	— Economic Development Corporation

GO	— General Obligation

IO	— Interest Only

JSC	— Joint Stock Company

LIBOR	— London Interbank Offered Rate

PAC	— Planned Amortization Class

PO	— Principal Only

REMIC	— Real Estate Mortgage Investment Conduit

STRIPS	— Separate Trading of Registered Interest and Principal Securities

USD	— United States Dollar

Schedule of Written Options
Exchange-Traded Written Options
Security	Expiration Date	Strike Price	Contracts	Notional Amount	Value
U.S. Treasury 5-Year Notes Futures, Call	1/25/19	$114.00	810	$810,000	$632,813
U.S. Treasury 5-Year Notes Futures, Call	1/25/19	114.25	406	406,000	241,063
U.S. Treasury 5-Year Notes Futures, Put	1/25/19	113.00	486	486,000	11,391
U.S. Treasury 5-Year Notes Futures, Put	1/25/19	113.50	243	243,000	9,492
U.S. Treasury 10-Year Notes Futures, Call	1/25/19	122.00	1,646	1,646,000	874,437
U.S. Treasury 10-Year Notes Futures, Put	1/25/19	120.75	1,077	1,077,000	134,625
U.S. Treasury 10-Year Notes Futures, Call	1/25/19	120.00	877	877,000	1,808,812
U.S. Treasury 10-Year Notes Futures, Call	1/25/19	121.00	802	802,000	952,375
U.S. Treasury 10-Year Notes Futures, Call	1/25/19	121.75	784	784,000	514,500
U.S. Treasury 10-Year Notes Futures, Put	1/25/19	120.00	567	567,000	26,578
U.S. Treasury 10-Year Notes Futures, Call	1/25/19	120.50	469	469,000	754,797
U.S. Treasury 10-Year Notes Futures, Put	1/25/19	120.50	393	393,000	36,844
U.S. Treasury 10-Year Notes Futures, Put	1/25/19	119.50	253	253,000	7,906
U.S. Treasury 10-Year Notes Futures, Call	1/25/19	121.50	156	156,000	126,750
U.S. Treasury 10-Year Notes Futures, Put	1/25/19	119.00	137	137,000	4,281
U.S. Treasury 10-Year Notes Futures, Call	1/25/19	122.50	2	2,000	656
U.S. Treasury 10-Year Notes Futures, Put	2/22/19	119.00	700	700,000	54,688
U.S. Treasury 10-Year Notes Futures, Call	2/22/19	122.00	589	589,000	450,953
U.S. Treasury 10-Year Notes Futures, Put	2/22/19	119.50	235	235,000	25,703
U.S. Treasury 10-Year Notes Futures, Call	2/22/19	121.00	234	234,000	318,094
U.S. Treasury 10-Year Notes Futures, Put	2/22/19	120.50	118	118,000	27,656
U.S. Treasury Long-Term Bonds Futures, Put	1/25/19	143.00	655	655,000	163,750
U.S. Treasury Long-Term Bonds Futures, Call	1/25/19	146.00	273	273,000	315,656

See Notes to Financial Statements.

52	Western Asset Core Bond Fund 2018 Annual Report

Western Asset Core Bond Fund

Schedule of Written Options (cont’d)
Security	Expiration Date	Strike Price	Contracts	Notional Amount	Value
U.S. Treasury Long-Term Bonds Futures, Put	1/25/19	$140.00	195	$195,000	$12,188
U.S. Treasury Long-Term Bonds Futures, Call	1/25/19	148.00	124	124,000	56,188
U.S. Treasury Long-Term Bonds Futures, Call	1/25/19	141.00	117	117,000	595,969
U.S. Treasury Long-Term Bonds Futures, Put	1/25/19	142.00	117	117,000	18,281
U.S. Treasury Long-Term Bonds Futures, Call	1/25/19	144.00	78	78,000	190,125
U.S. Treasury Long-Term Bonds Futures, Call	1/25/19	145.00	39	39,000	67,031
U.S. Treasury Long-Term Bonds Futures, Call	1/25/19	146.50	39	39,000	35,953
U.S. Treasury Long-Term Bonds Futures, Put	1/25/19	142.50	39	39,000	7,922
U.S. Treasury Long-Term Bonds Futures, Put	1/25/19	144.50	39	39,000	21,938
U.S. Treasury Long-Term Bonds Futures, Call	2/22/19	145.00	273	273,000	609,984
U.S. Treasury Long-Term Bonds Futures, Call	2/22/19	143.00	156	156,000	563,063
U.S. Treasury Long-Term Bonds Futures, Call	2/22/19	147.00	118	118,000	147,500
Total Exchange-Traded Written Options (Premiums received — $4,983,507)					$9,819,962

OTC Written Options
	Counterparty
Credit default swaption with Banc of America Securities LLC to sell protection on Markit CDX.NA.IG.31 Index, Put	Banc of America Securities LLC	2/20/19	100.00 basis point spread	93,160,000	$93,160,000	‡	$199,217
Credit default swaption with Banc of America Securities LLC to sell protection on Markit CDX.NA.IG.31 Index, Put	Banc of America Securities LLC	3/20/19	120.00 basis point spread	92,180,000	92,180,000	‡	154,837
Total OTC Written Options (Premiums received — $435,304)							$354,054
Total Written Options (Premiums received — $5,418,811)							$10,174,016

‡

In the event an option is exercised and a credit event occurs as defined under the terms of the swap agreement, the notional amount is the maximum potential amount that could be required to be paid as a seller of credit protection or received as a buyer of credit protection.

See Notes to Financial Statements.

Western Asset Core Bond Fund 2018 Annual Report	53

Schedule of investments (cont’d)

December 31, 2018

Western Asset Core Bond Fund

At December 31, 2018, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
90-Day Eurodollar	15,946	12/19	$3,867,072,032	$3,880,857,750	$13,785,718
90-Day Eurodollar	170	3/20	41,520,681	41,414,125	(106,556)
90-Day Eurodollar	3,770	6/20	916,729,261	918,984,625	2,255,364
U.S. Treasury 2-Year Notes	8,396	3/19	1,770,418,042	1,782,575,750	12,157,708
U.S. Treasury 5-Year Notes	20,796	3/19	2,350,623,760	2,385,041,251	34,417,491
U.S. Treasury Ultra Long-Term Bonds	2,009	3/19	313,145,694	322,758,406	9,612,712
					72,122,437
Contracts to Sell:
U.S. Treasury 10-Year Notes	20,865	3/19	2,491,640,124	2,545,856,120	(54,215,996)
U.S. Treasury Long-Term Bonds	6,065	3/19	854,169,239	885,490,000	(31,320,761)
U.S. Treasury Ultra 10-Year Notes	1,055	3/19	132,816,188	137,232,427	(4,416,239)
					(89,952,996)
Net unrealized depreciation on open futures contracts					$(17,830,559)

At December 31, 2018, the Fund had the following open swap contracts:

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread at December 31, 2018[3]	Periodic Payments Received by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation
JPMorgan Chase & Co. (Berkshire Hathaway Inc., 2.750%, due 3/15/23)	$7,100,000	3/20/24	0.910%	1.000% quarterly	$30,702	$(79,222)	$109,924

OTC CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Received by the Fund†	Market Value[4]	Upfront Premiums Paid (Received)	Unrealized Appreciation
Banc of America Securities LLC (PrimeX.FRM.1)	$1,078,428	7/25/36	4.420% monthly	$107,590	$68,654	$38,936	(a)(b)

See Notes to Financial Statements.

54	Western Asset Core Bond Fund 2018 Annual Report

Western Asset Core Bond Fund

	CENTRALLY CLEARED INTEREST RATE SWAPS
	Notional Amount	Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
	$128,870,000	3/29/19	3-Month LIBOR quarterly	1.597% semi-annually	—	$(370,919)
	83,080,000	9/28/19	3-Month LIBOR quarterly	1.705% semi-annually	—	(649,916)
	162,570,000	10/17/19	3-Month LIBOR quarterly	1.138% semi-annually	—	(2,051,196)
	214,280,000	6/14/20	3-Month LIBOR quarterly	1.671% semi-annually	$(29,863)	(3,146,639)
	79,760,000	12/18/21	3-Month LIBOR quarterly	2.851% semi-annually	—	559,924
	901,784,000	12/18/21	3-Month LIBOR quarterly	3.230% semi-annually	1,410,787	10,575,688
	15,784,000	5/31/22	3-Month LIBOR quarterly	2.250% semi-annually	22,323	(195,085)
	528,738,000	8/31/22	3-Month LIBOR quarterly	2.850% semi-annually	(141,132)	5,172,058
	1,007,942,000	3/20/24	3-Month LIBOR quarterly	Daily Federal Funds Effective Rate + 0.310% quarterly	31,313	1,714,815
	198,936,000	12/18/29	3.300% semi-annually	3-Month LIBOR quarterly	(1,028,838)	(8,174,606)
	169,776,000	2/15/36	3-Month LIBOR quarterly	3.000% semi-annually	97,950	3,289,931
	129,015,000	2/15/44	3.330% semi-annually	3-Month LIBOR quarterly	(5,599)	(10,911,957)
	125,948,000	5/15/44	3.000% semi-annually	3-Month LIBOR quarterly	98,182	(3,028,480)
Total	$3,746,483,000				$455,123	$(7,216,382)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Reference Entity	Notional Amount[2]	Termination Date	Periodic Payments Received by the Fund†	Market Value[4]	Upfront Premiums Paid (Received)	Unrealized Depreciation
Markit CDX.NA.IG.31 Index	$2,535,321,234	12/20/23	1.000% quarterly	$14,073,568	$37,662,790	$(23,589,222)

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

[4]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an

See Notes to Financial Statements.

Western Asset Core Bond Fund 2018 Annual Report	55

Schedule of investments (cont’d)

December 31, 2018

Western Asset Core Bond Fund

expected loss (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

(a)	Swap contract is valued using significant unobservable inputs (Note 1).

(b)	Swap contract is valued in good faith in accordance with procedures approved by the Board of Directors (Note 1).

Abbreviations used in this table:

LIBOR	— London Interbank Offered Rate

See Notes to Financial Statements.

56	Western Asset Core Bond Fund 2018 Annual Report

Statement of assets and liabilities

December 31, 2018

Assets:
Investments in unaffiliated securities, at value (Cost — $10,155,719,980)	$9,985,964,077
Investments in affiliated securities, at value (Cost — $556,786,010)	556,786,010
Cash	19,726,895
Receivable for securities sold	162,659,214
Deposits with brokers for centrally cleared swap contracts	68,867,692
Receivable for Fund shares sold	58,459,665
Interest receivable	57,657,198
Deposits with brokers for open futures contracts and exchange-traded options	33,292,825
Receivable from broker — variation margin on centrally cleared swap contracts	2,013,628
OTC swaps, at value (premiums received — $(10,568))	138,292
Receivable for open OTC swap contracts	7,448
Prepaid expenses	191,824
Other assets	5,169
Total Assets	10,945,769,937

Liabilities:
Payable for securities purchased	1,466,962,307
Payable for Fund shares repurchased	36,325,175
Written options, at value (premiums received — $5,418,811)	10,174,016
Payable to broker — variation margin on open futures contracts	3,242,008
Investment management fee payable	2,873,290
Distributions payable	1,860,994
Service and/or distribution fees payable	163,776
Directors’ fees payable	44,469
Accrued expenses	1,784,663
Total Liabilities	1,523,430,698
Total Net Assets	$9,422,339,239

Net Assets:
Par value (Note 7)	$770,993
Paid-in capital in excess of par value	9,725,360,315
Total distributable earnings (loss)	(303,792,069)
Total Net Assets	$9,422,339,239

See Notes to Financial Statements.

Western Asset Core Bond Fund 2018 Annual Report	57

Statement of assets and liabilities (cont’d)

December 31, 2018

Net Assets:
Class A	$319,950,392
Class C	$46,145,209
Class C1	$12,024,027
Class FI	$180,978,662
Class R	$24,268,133
Class I	$5,354,056,287
Class IS	$3,484,916,529

Shares Outstanding:
Class A	26,196,003
Class C	3,776,130
Class C1	983,734
Class FI	14,808,438
Class R	1,984,996
Class I	438,331,763
Class IS	284,912,233

Net Asset Value:
Class A (and redemption price)	$12.21
Class C*	$12.22
Class C1*	$12.22
Class FI (and redemption price)	$12.22
Class R (and redemption price)	$12.23
Class I (and redemption price)	$12.21
Class IS (and redemption price)	$12.23
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$12.75

*	Redemption price per share is NAV of Class C and Class C1 shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

58	Western Asset Core Bond Fund 2018 Annual Report

Statement of operations

For the Year Ended December 31, 2018

Investment Income:
Interest from unaffiliated investments	$290,134,137
Interest from affiliated investments	25,216,246
Less: Foreign taxes withheld	(89,583)
Total Investment Income	315,260,800

Expenses:
Investment management fee (Note 2)	38,430,371
Transfer agent fees (Note 5)	7,302,194
Service and/or distribution fees (Notes 2 and 5)	2,190,101
Legal fees	322,173
Fund accounting fees	315,503
Registration fees	309,116
Directors’ fees	235,822
Insurance	96,673
Audit and tax fees	75,652
Commitment fees (Note 9)	68,683
Shareholder reports	68,045
Custody fees	56,290
Interest expense	16,558
Fees recaptured by investment manager (Note 2)	4,198
Miscellaneous expenses	118,827
Total Expenses	49,610,206
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(4,805,265)
Net Expenses	44,804,941
Net Investment Income	270,455,859

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options and Swap Contracts (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	(130,333,145)
Futures contracts	10,873,915
Written options	47,117,618
Swap contracts	48,713,377
Net Realized Loss	(23,628,235)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	(270,680,054)
Futures contracts	(15,547,505)
Written options	(5,426,728)
Swap contracts	(28,650,018)
Change in Net Unrealized Appreciation (Depreciation)	(320,304,305)
Net Loss on Investments, Futures Contracts, Written Options and Swap Contracts	(343,932,540)
Decrease in Net Assets From Operations	$(73,476,681)

See Notes to Financial Statements.

Western Asset Core Bond Fund 2018 Annual Report	59

Statements of changes in net assets

For the Years Ended December 31,	2018	2017

Operations:
Net investment income	$270,455,859	$193,560,900
Net realized gain (loss)	(23,628,235)	11,471,799
Change in net unrealized appreciation (depreciation)	(320,304,305)	213,109,154
Increase (Decrease) in Net Assets From Operations	(73,476,681)	418,141,853

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings(a)	(275,510,903)	(197,685,841)
Decrease in Net Assets From Distributions to Shareholders	(275,510,903)	(197,685,841)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	3,328,206,011	3,574,658,875
Reinvestment of distributions	255,169,727	184,955,370
Cost of shares repurchased	(3,251,569,568)	(1,954,506,935)
Increase in Net Assets From Fund Share Transactions	331,806,170	1,805,107,310
Increase (Decrease) in Net Assets	(17,181,414)	2,025,563,322

Net Assets:
Beginning of year	9,439,520,653	7,413,957,331
End of year(b)	$9,422,339,239	$9,439,520,653

(a)

Distributions from net investment income and from realized gains are no longer required to be separately disclosed. See Note 11. For the year ended December 31, 2017, distributions from net investment income were $197,685,841.

(b)

Parenthetical disclosure of undistributed net investment income is no longer required. See Note 11. For the year ended December 31, 2017, end of year net assets included undistributed net investment income of $5,795,430.

See Notes to Financial Statements.

60	Western Asset Core Bond Fund 2018 Annual Report

Financial highlights

For a share of each class of capital stock outstanding throughout each year ended December 31:
Class A Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$12.66	$12.32	$12.13	$12.31	$11.81

Income (loss) from operations:
Net investment income	0.30	0.24	0.25	0.26	0.31
Net realized and unrealized gain (loss)	(0.44)	0.35	0.20	(0.17)	0.51
Total income (loss) from operations	(0.14)	0.59	0.45	0.09	0.82

Less distributions from:
Net investment income	(0.31)	(0.25)	(0.26)	(0.27)	(0.32)
Total distributions	(0.31)	(0.25)	(0.26)	(0.27)	(0.32)

Net asset value, end of year	$12.21	$12.66	$12.32	$12.13	$12.31
Total return[2]	(0.99)%	4.82%	3.72%	0.75%	7.02%

Net assets, end of year (millions)	$320	$419	$422	$329	$164

Ratios to average net assets:
Gross expenses	0.84%[3]	0.86%[3]	0.85%[3]	0.91%	0.82%
Net expenses[4]	0.82 [3,5]	0.82 [3,5]	0.83 [3,5]	0.90 [5]	0.82
Net investment income	2.48	1.95	2.03	2.14	2.50

Portfolio turnover rate[6]	115%	102%	81%	85%	93%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 0.82%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Directors’ consent. Prior to May 1, 2016, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class A shares did not exceed 0.90%.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 380%, 363%, 204%, 237% and 318% for the years ended December 31, 2018, 2017, 2016, 2015 and 2014, respectively.

See Notes to Financial Statements.

Western Asset Core Bond Fund 2018 Annual Report	61

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended December 31:
Class C Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$12.67	$12.33	$12.14	$12.32	$11.81

Income (loss) from operations:
Net investment income	0.22	0.15	0.16	0.18	0.20
Net realized and unrealized gain (loss)	(0.44)	0.35	0.21	(0.17)	0.54
Total income (loss) from operations	(0.22)	0.50	0.37	0.01	0.74

Less distributions from:
Net investment income	(0.23)	(0.16)	(0.18)	(0.19)	(0.23)
Total distributions	(0.23)	(0.16)	(0.18)	(0.19)	(0.23)

Net asset value, end of year	$12.22	$12.67	$12.33	$12.14	$12.32
Total return[2]	(1.76)%	4.08%	3.01%	0.09%	6.26%

Net assets, end of year (000s)	$46,145	$54,052	$56,994	$25,344	$11,177

Ratios to average net assets:
Gross expenses	1.53%	1.53%	1.52%	1.56%[3]	1.69%[3]
Net expenses[4]	1.52 [5]	1.53	1.52	1.56 [3]	1.65 [3,5]
Net investment income	1.78	1.23	1.31	1.50	1.68

Portfolio turnover rate[6]	115%	102%	81%	85%	93%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.65%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Directors’ consent.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 380%, 363%, 204%, 237% and 318% for the years ended December 31, 2018, 2017, 2016, 2015 and 2014, respectively.

See Notes to Financial Statements.

62	Western Asset Core Bond Fund 2018 Annual Report

For a share of each class of capital stock outstanding throughout each year ended December 31:
Class C1 Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$12.67	$12.33	$12.14	$12.32	$11.82

Income (loss) from operations:
Net investment income	0.26	0.19	0.21	0.22	0.25
Net realized and unrealized gain (loss)	(0.44)	0.35	0.19	(0.16)	0.52
Total income (loss) from operations	(0.18)	0.54	0.40	0.06	0.77

Less distributions from:
Net investment income	(0.27)	(0.20)	(0.21)	(0.24)	(0.27)
Total distributions	(0.27)	(0.20)	(0.21)	(0.24)	(0.27)

Net asset value, end of year	$12.22	$12.67	$12.33	$12.14	$12.32
Total return[2]	(1.43)%	4.39%	3.31%	0.44%	6.56%

Net assets, end of year (000s)	$12,024	$14,844	$17,523	$20,219	$22,621

Ratios to average net assets:
Gross expenses	1.19%	1.23%	1.23%	1.22%	1.28%
Net expenses[3]	1.19 [4]	1.23 [4]	1.23	1.22	1.28
Net investment income	2.11	1.53	1.65	1.82	2.09

Portfolio turnover rate[5]	115%	102%	81%	85%	93%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class C1 shares did not exceed 1.42%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Directors’ consent.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 380%, 363%, 204%, 237% and 318% for the years ended December 31, 2018, 2017, 2016, 2015 and 2014, respectively.

See Notes to Financial Statements.

Western Asset Core Bond Fund 2018 Annual Report	63

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended December 31:
Class FI Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$12.67	$12.33	$12.14	$12.32	$11.82

Income (loss) from operations:
Net investment income	0.31	0.25	0.26	0.27	0.32
Net realized and unrealized gain (loss)	(0.45)	0.34	0.20	(0.16)	0.51
Total income (loss) from operations	(0.14)	0.59	0.46	0.11	0.83

Less distributions from:
Net investment income	(0.31)	(0.25)	(0.27)	(0.29)	(0.33)
Total distributions	(0.31)	(0.25)	(0.27)	(0.29)	(0.33)

Net asset value, end of year	$12.22	$12.67	$12.33	$12.14	$12.32
Total return[2]	(1.06)%	4.83%	3.74%	0.84%	7.10%

Net assets, end of year (millions)	$181	$245	$177	$232	$213

Ratios to average net assets:
Gross expenses	0.81%	0.81%	0.81%[3]	0.82%[3]	0.81%[3]
Net expenses[4]	0.81 [5]	0.81 [5]	0.81 [3]	0.82 [3]	0.80 [3,5]
Net investment income	2.49	1.96	2.08	2.22	2.61

Portfolio turnover rate[6]	115%	102%	81%	85%	93%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 0.85%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Directors’ consent. Prior to May 1, 2014, the manager voluntarily waived fees and/or reimbursed operating expenses so that total annual fund operating expenses did not exceed 0.79%. This expense limitation did not include interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 380%, 363%, 204%, 237% and 318% for the years ended December 31, 2018, 2017, 2016, 2015 and 2014, respectively.

See Notes to Financial Statements.

64	Western Asset Core Bond Fund 2018 Annual Report

For a share of each class of capital stock outstanding throughout each year ended December 31:
Class R Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$12.68	$12.33	$12.14	$12.32	$11.82

Income (loss) from operations:
Net investment income	0.26	0.20	0.21	0.24	0.27
Net realized and unrealized gain (loss)	(0.44)	0.36	0.20	(0.18)	0.52
Total income (loss) from operations	(0.18)	0.56	0.41	0.06	0.79

Less distributions from:
Net investment income	(0.27)	(0.21)	(0.22)	(0.24)	(0.29)
Total distributions	(0.27)	(0.21)	(0.22)	(0.24)	(0.29)

Net asset value, end of year	$12.23	$12.68	$12.33	$12.14	$12.32
Total return[2]	(1.39)%	4.56%	3.41%	0.51%	6.70%

Net assets, end of year (000s)	$24,268	$28,847	$20,357	$6,790	$2,703

Ratios to average net assets:
Gross expenses	1.14%[3]	1.16%	1.14%[3]	1.18%[3]	1.34%[3]
Net expenses[4]	1.14 [3,5]	1.15 [5]	1.14 [3]	1.15 [3,5]	1.15 [3,5]
Net investment income	2.16	1.63	1.69	1.92	2.22

Portfolio turnover rate[6]	115%	102%	81%	85%	93%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.15%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Directors’ consent.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 380%, 363%, 204%, 237% and 318% for the years ended December 31, 2018, 2017, 2016, 2015 and 2014, respectively.

See Notes to Financial Statements.

Western Asset Core Bond Fund 2018 Annual Report	65

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended December 31:
Class I Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$12.66	$12.32	$12.13	$12.31	$11.81

Income (loss) from operations:
Net investment income	0.35	0.29	0.30	0.32	0.35
Net realized and unrealized gain (loss)	(0.44)	0.35	0.20	(0.17)	0.51
Total income (loss) from operations	(0.09)	0.64	0.50	0.15	0.86

Less distributions from:
Net investment income	(0.36)	(0.30)	(0.31)	(0.33)	(0.36)
Total distributions	(0.36)	(0.30)	(0.31)	(0.33)	(0.36)

Net asset value, end of year	$12.21	$12.66	$12.32	$12.13	$12.31
Total return[2]	(0.63)%	5.21%	4.12%	1.21%	7.38%

Net assets, end of year (millions)	$5,354	$5,627	$4,723	$2,384	$1,746

Ratios to average net assets:
Gross expenses	0.53%	0.55%	0.54%	0.54%	0.52%
Net expenses[3,4]	0.45	0.45	0.45	0.45	0.51
Net investment income	2.86	2.32	2.40	2.61	2.86

Portfolio turnover rate[5]	115%	102%	81%	85%	93%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects fee waivers and/or expense reimbursements.

[4]

As a result of an expense limitation arrangement, effective November 7, 2014, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.45%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Directors’ consent.

[5]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 380%, 363%, 204%, 237% and 318% for the years ended December 31, 2018, 2017, 2016, 2015 and 2014, respectively.

See Notes to Financial Statements.

66	Western Asset Core Bond Fund 2018 Annual Report

For a share of each class of capital stock outstanding throughout each year ended December 31:
Class IS Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$12.68	$12.34	$12.15	$12.33	$11.82

Income (loss) from operations:
Net investment income	0.36	0.30	0.31	0.32	0.36
Net realized and unrealized gain (loss)	(0.45)	0.34	0.19	(0.17)	0.52
Total income (loss) from operations	(0.09)	0.64	0.50	0.15	0.88

Less distributions from:
Net investment income	(0.36)	(0.30)	(0.31)	(0.33)	(0.37)
Total distributions	(0.36)	(0.30)	(0.31)	(0.33)	(0.37)

Net asset value, end of year	$12.23	$12.68	$12.34	$12.15	$12.33
Total return[2]	(0.68)%	5.23%	4.14%	1.22%	7.53%

Net assets, end of year (millions)	$3,485	$3,051	$1,997	$1,734	$1,318

Ratios to average net assets:
Gross expenses	0.42%[3]	0.44%	0.43%	0.44%[3]	0.45%[3]
Net expenses[4]	0.42 [3,5]	0.42 [5]	0.43	0.44 [3]	0.45 [3,5]
Net investment income	2.91	2.35	2.44	2.61	2.92

Portfolio turnover rate[6]	115%	102%	81%	85%	93%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.42%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2020 without the Board of Directors’ consent. Prior to March 31, 2017, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class IS shares did not exceed 0.45%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 380%, 363%, 204%, 237% and 318% for the years ended December 31, 2018, 2017, 2016, 2015 and 2014, respectively.

See Notes to Financial Statements.

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Notes to financial statements

1. Organization and significant accounting policies

Western Asset Core Bond Fund (the “Fund”) is a separate diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland Corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of

68	Western Asset Core Bond Fund 2018 Annual Report

Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

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Notes to financial statements (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Mortgage-backed securities	—	$3,300,871,581	$8,633,198		$3,309,504,779
Corporate bonds & notes:
Financials	—	915,826,314	0	*	915,826,314
Industrials	—	180,849,026	142,983		180,992,009
Other corporate bonds & notes	—	1,551,726,921	—		1,551,726,921
U.S. Government & agency obligations	—	1,354,487,813	—		1,354,487,813
Collateralized mortgage obligations	—	1,059,335,166	7,789,134		1,067,124,300
Asset-backed securities	—	517,657,887	622,004		518,279,891
Sovereign bonds	—	398,361,032	—		398,361,032
U.S. Treasury inflation protected securities	—	149,329,043	—		149,329,043
Municipal bonds	—	5,532,646	—		5,532,646
Purchased options:
Exchange-traded purchased options	$519,282	—	—		519,282
OTC purchased options	—	460,073	—		460,073
Total long-term investments	519,282	9,434,437,502	17,187,319		9,452,144,103
Short-term investments†:
Commercial paper	—	450,244,113	—		450,244,113
Certificates of deposit	—	73,138,937	—		73,138,937
U.S. Government agencies	—	10,436,924	—		10,436,924
Money market funds	—	556,786,010	—		556,786,010
Total short-term investments	—	1,090,605,984	—		1,090,605,984
Total investments	$519,282	$10,525,043,486	$17,187,319		$10,542,750,087
Other financial instruments:
Futures contracts	$72,228,993	—	—		$72,228,993
OTC credit default swaps on corporate issues — sell protection‡	—	$30,702	—		30,702
Centrally cleared interest rate swaps	—	21,312,416	—		21,312,416
OTC credit default swaps on credit indices — sell protection‡	—	—	$107,590		107,590
Total other financial instruments	$72,228,993	$21,343,118	$107,590		$93,679,701
Other assets	—	—	3,682		3,682
Total	$72,748,275	$10,546,386,604	$17,298,591		$10,636,433,470

70	Western Asset Core Bond Fund 2018 Annual Report

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Written options:
Exchange-traded written options	$9,819,962	—	—	$9,819,962
OTC written options	—	$354,054	—	354,054
Futures contracts	90,059,552	—	—	90,059,552
Centrally cleared interest rate swaps	—	28,528,798	—	28,528,798
Centrally cleared credit default swaps on credit indices — sell protection	—	23,589,222	—	23,589,222
Total	$99,879,514	$52,472,074	—	$152,351,588

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

‡	Value includes any premium paid or received with respect to swap contracts.

(b) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(c) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option

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Notes to financial statements (cont’d)

is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities.

72	Western Asset Core Bond Fund 2018 Annual Report

These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of December 31, 2018, the total notional value of all credit default swaps to sell protection was $2,543,499,662. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the year ended December 31, 2018, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects

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Notes to financial statements (cont’d)

the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, receive a fixed rate and pay a floating rate, or pay and receive a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

74	Western Asset Core Bond Fund 2018 Annual Report

(f) Swaptions. The Fund may purchase or write swaption contracts to manage exposure to fluctuations in interest rates or to enhance yield. The Fund may also purchase and write swaption contracts to manage exposure to an underlying instrument. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(g) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped Securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(h) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its subadviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take

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Notes to financial statements (cont’d)

possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(i) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities. At December 31, 2018, the Fund held non-cash collateral for TBA securities from Bank of America N.A., Morgan Stanley & Co Inc. and Nomura Securities International, Inc. in the amount $44,803, $509,122 and $30,494, respectively.

(j) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(k) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on

76	Western Asset Core Bond Fund 2018 Annual Report

the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(l) Credit and market risk. Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(m) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Western Asset Core Bond Fund 2018 Annual Report	77

Notes to financial statements (cont’d)

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of December 31, 2018, the Fund held OTC written options with credit related contingent features which had a liability position of $354,054. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivative counterparties.

At December 31, 2018, the Fund held non-cash collateral from JPMorgan Chase & Co. in the amount of $59,351. This amount could be used to reduce the Fund’s exposure to the counterparty in the event of default.

(n) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(o) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record and paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(p) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

78	Western Asset Core Bond Fund 2018 Annual Report

(q) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(r) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2018, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(s) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Total Distributable Earnings (Loss)	Paid-in Capital
(a)	$33,363,704	$(33,363,704)

(a)	Reclassifications are due to the expiration of a capital loss carryforward.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company, LLC (formerly Western Asset Management Company) (“Western Asset”) and Western Asset Management Company Limited in London (“Western Asset London”) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset London are wholly owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides the Fund with management and administrative services for which the Fund pays a fee calculated daily and paid monthly, at an annual rate of 0.450% of the Fund’s average daily net assets up to $500 million, 0.425% of the Fund’s average daily net assets of the next $500 million and 0.400% of the Fund’s average daily net assets in excess of $1 billion. For their services, LMPFA pays Western Asset and Western Asset London monthly all of the management fee that LMPFA receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes,

Western Asset Core Bond Fund 2018 Annual Report	79

Notes to financial statements (cont’d)

extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class A, Class C, Class C1, Class FI, Class R, Class I and Class IS shares did not exceed 0.82%, 1.65%, 1.42%, 0.85%, 1.15%, 0.45% and 0.42%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2020 without the Board of Directors’ consent.

During the year ended December 31, 2018, fees waived and/or expenses reimbursed amounted to $4,805,265.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at December 31, 2018, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class C	Class C1	Class FI	Class R	Class I	Class IS
Expires December 31, 2019	$178,824	—	—	—	—	$4,846,341	$296,765
Expires December 31, 2020	80,051	$801	$224	$3,656	$459	4,599,764	119,487
Total fee waivers/expense reimbursements subject to recapture	$258,875	$801	$224	$3,656	$459	$9,446,105	$416,252

For the year ended December 31, 2018, fee waivers and/or expense reimbursements recaptured by LMPFA, if any, were as follows:

	Class A	Class R	Class IS
LMPFA recaptured	$1,118	$3,025	$55
Legg Mason Investor Services, LLC (‘‘LMIS’’), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares and Class C1 shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

80	Western Asset Core Bond Fund 2018 Annual Report

For the year ended December 31, 2018, sales charges retained by and CDSCs paid to LMIS and its affiliates, if any, were as follows:

	Class A	Class C	Class C1
Sales charges	$29,027	—	—
CDSCs	3,032	$4,156	$(142)

All officers of the Corporation are employees of Legg Mason or its affiliates and do not receive compensation from the Corporation.

3. Investments

During the year ended December 31, 2018, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$1,895,450,795	$35,383,304,220
Sales	1,364,353,326	35,452,141,472

At December 31, 2018, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost/Premiums Paid (Received)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
Securities	$10,718,191,450	$72,248,780	$(247,690,143)	$(175,441,363)
Swap contracts	38,107,345	21,461,276	(52,118,020)	(30,656,744)
Written options	(5,418,811)	1,156,512	(5,911,717)	(4,755,205)
Futures contracts	—	72,228,993	(90,059,552)	(17,830,559)

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2018.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Credit Risk	Total
Purchased options[2]	$519,282	$460,073	$979,355
Futures contracts[3]	72,228,993	—	72,228,993
OTC swap contracts[4]	—	138,292	138,292
Centrally cleared swap contracts[5]	21,312,416	—	21,312,416
Total	$94,060,691	$598,365	$94,659,056

Western Asset Core Bond Fund 2018 Annual Report	81

Notes to financial statements (cont’d)

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Credit Risk	Total
Written options	$9,819,962	$354,054	$10,174,016
Futures contracts[3]	90,059,552	—	90,059,552
Centrally cleared swap contracts[5]	28,528,798	23,589,222	52,118,020
Total	$128,408,312	$23,943,276	$152,351,588

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments in unaffiliated securities at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[4]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

[5]

Includes cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2018. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Credit Risk	Total
Purchased options[1]	$(22,561,081)	$(231,451)	$(22,792,532)
Written options	46,915,981	201,637	47,117,618
Futures contracts	10,873,915	—	10,873,915
Swap contracts	30,999,240	17,714,137	48,713,377
Total	$66,228,055	$17,684,323	$83,912,378

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in unaffiliated securities in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Credit Risk	Total
Purchased options[1]	$(1,451,088)	$15,552	$(1,435,536)
Written options	(5,507,978)	81,250	(5,426,728)
Futures contracts	(15,547,505)	—	(15,547,505)
Swap contracts	(2,289,868)	(26,360,150)	(28,650,018)
Total	$(24,796,439)	$(26,263,348)	$(51,059,787)

[1]

The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in unaffiliated securities in the Statement of Operations.

82	Western Asset Core Bond Fund 2018 Annual Report

During the year ended December 31, 2018, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$1,838,865
Written options	4,792,732
Futures contracts (to buy)	8,246,594,788
Futures contracts (to sell)	3,824,140,451

Average Notional Balance
Interest rate swap contracts	$2,438,869,615
Credit default swap contracts (to sell protection)	1,857,335,451

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of December 31, 2018.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)[2,3]	Net Amount[4]
Banc of America Securities LLC	$567,663	$(354,054)	$213,609	—	$213,609
JPMorgan Chase & Co.	30,702	—	30,702	$(30,702)	—
Total	$598,365	$(354,054)	$244,311	$(30,702)	$213,609

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C, Class C1, Class FI and Class R shares calculated at the annual rate of 0.25%, 1.00%, 0.70%, 0.25% and 0.50% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

Western Asset Core Bond Fund 2018 Annual Report	83

Notes to financial statements (cont’d)

For the year ended December 31, 2018, class specific expenses were as follows:

	Service and/or Distribution Fees		Transfer Agent Fees
Class A	$944,829	†	$639,990
Class C	474,714		49,407
Class C1	92,822	†	8,911
Class FI	541,678	†	297,950
Class R	136,058		59,038
Class I	—		6,183,490
Class IS	—		63,408
Total	$2,190,101		$7,302,194

†

Amounts are shown exclusive of expense reimbursements. For the year ended December 31, 2018, the service and/or distribution fees reimbursed amounted to $50, $14 and $759 for Class A, Class C1 and Class FI shares, respectively.

For the year ended December 31, 2018, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$80,101
Class C	801
Class C1	238
Class FI	4,415
Class R	459
Class I	4,599,764
Class IS	119,487
Total	$4,805,265

6. Distributions to shareholders by class

	Year Ended December 31, 2018	Year Ended December 31, 2017
Net Investment Income:
Class A	$9,568,454	$8,592,119
Class C	868,696	696,612
Class C1	287,167	254,318
Class FI	5,507,728	4,308,365
Class R	601,313	445,005
Class I	160,365,635	118,910,794
Class IS	98,311,910	64,478,628
Total	$275,510,903	$197,685,841

84	Western Asset Core Bond Fund 2018 Annual Report

7. Capital shares

At December 31, 2018, the Corporation had 42.7 billion shares of capital stock authorized with a par value of $0.001 per share. Transactions in shares of each class were as follows:

	Year Ended December 31, 2018		Year Ended December 31, 2017
	Shares	Amount	Shares	Amount
Class A
Shares sold	10,333,782	$127,116,241	12,166,410	$152,168,143
Shares issued on reinvestment	601,398	7,378,156	583,124	7,323,992
Shares repurchased	(17,850,535)	(218,780,117)	(13,866,451)	(173,678,315)
Net decrease	(6,915,355)	$(84,285,720)	(1,116,917)	$(14,186,180)

Class C
Shares sold	962,057	$11,802,885	1,103,007	$13,855,433
Shares issued on reinvestment	54,270	665,756	41,222	518,178
Shares repurchased	(1,506,695)	(18,513,593)	(1,501,036)	(18,821,847)
Net decrease	(490,368)	$(6,044,952)	(356,807)	$(4,448,236)

Class C1
Shares sold	12,270	$150,584	26,221	$329,486
Shares issued on reinvestment	22,787	279,666	18,992	238,718
Shares repurchased	(222,751)	(2,731,357)	(294,901)	(3,700,029)
Net decrease	(187,694)	$(2,301,107)	(249,688)	$(3,131,825)

Class FI
Shares sold	6,356,962	$78,318,493	10,380,917	$130,763,751
Shares issued on reinvestment	438,476	5,382,465	332,438	4,183,435
Shares repurchased	(11,304,135)	(138,624,308)	(5,746,925)	(72,182,996)
Net increase (decrease)	(4,508,697)	$(54,923,350)	4,966,430	$62,764,190

Class R
Shares sold	753,920	$9,297,960	1,291,706	$16,166,365
Shares issued on reinvestment	26,405	323,958	16,223	204,069
Shares repurchased	(1,071,193)	(13,163,177)	(682,503)	(8,582,623)
Net increase (decrease)	(290,868)	$(3,541,259)	625,426	$7,787,811

Class I
Shares sold	154,477,323	$1,898,943,413	149,490,957	$1,874,307,265
Shares issued on reinvestment	11,874,755	145,634,939	8,650,913	108,744,393
Shares repurchased	(172,377,829)	(2,110,075,726)	(97,076,144)	(1,210,681,096)
Net increase (decrease)	(6,025,751)	$(65,497,374)	61,065,726	$772,370,562

Class IS
Shares sold	97,703,066	$1,202,576,435	110,805,967	$1,387,068,432
Shares issued on reinvestment	7,779,932	95,504,787	5,064,122	63,742,585
Shares repurchased	(61,132,778)	(749,681,290)	(37,149,070)	(466,860,029)
Net increase	44,350,220	$548,399,932	78,721,019	$983,950,988

Western Asset Core Bond Fund 2018 Annual Report	85

Notes to financial statements (cont’d)

8. Transactions with affiliated companies

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The Fund may invest in Western Asset Government Cash Management Portfolio, LLC (“Cash Management Portfolio”), an affiliated private money market fund managed by Western Asset, the Fund’s subadviser. Cash Management Portfolio is available as a cash management vehicle for certain proprietary investment companies affiliated with Legg Mason. While Cash Management Portfolio is not a registered money market fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Based on the Fund’s relative ownership, the following companies were considered affiliated companies for all or some portion of the year ended December 31, 2018. The following transactions were effected in shares of such companies for the year ended December 31, 2018.

	Affiliate Value at December 31, 2017	Purchased		Sold
		Cost	Shares	Cost	Shares
Western Asset Government Cash Management Portfolio LLC	$1,770,704,834	$4,727,881,176	4,727,881,176	$5,941,800,000	5,941,800,000

(cont’d)	Realized Gain (Loss)	Interest Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at December 31, 2018
Western Asset Government Cash Management Portfolio LLC	—	$25,216,246	—	$556,786,010

9. Redemption facility

The Fund and certain other participating funds within the Corporation (the “Participating Funds”), have available an unsecured revolving credit facility (the “Redemption Facility”) from the lenders and The Bank of New York Mellon (“BNY Mellon”), as administrative agent for the lenders. The Redemption Facility is to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of shares. Under the agreement, BNY Mellon provides a 364-day revolving credit facility, in the aggregate amount of $265 million. Unless renewed, the agreement will terminate on November 18, 2019. Any borrowings under the Redemption Facility will bear interest at current market rates as set forth in the credit agreement. The annual commitment fee to maintain the Redemption Facility is 0.10% and is incurred on the unused portion of the facility and is allocated to all Participating Funds pro rata based on net assets. For the year ended December 31, 2018, the Fund incurred a commitment fee in the amount of $68,683. The Fund did not utilize the Redemption Facility during the year ended December 31, 2018.

86	Western Asset Core Bond Fund 2018 Annual Report

10. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2018	2017
Distributions paid from:
Ordinary income	$275,510,903	$197,685,841

As of December 31, 2018, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$18,263,614
Deferred capital losses*	(95,601,487)
Other book/tax temporary differences(a)	2,287,755
Unrealized appreciation (depreciation)(b)	(228,741,951)
Total accumulated earnings (losses) — net	$(303,792,069)

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures and options contracts, book/tax differences in the accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales, book/tax differences in the treatment of partnership investments and other book/tax basis adjustments.

11. Recent accounting pronouncement

In August 2018, the Securities and Exchange Commission released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the Fund adopted the Final Rule with the most notable impacts being that the Fund is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statements of Changes in Net Assets. The tax components of distributable earnings and distributions to shareholders continue to be disclosed within the Notes to Financial Statements.

Western Asset Core Bond Fund 2018 Annual Report	87

Report of independent registered public accounting firm

To the Board of Directors of Western Asset Funds, Inc. and Shareholders of Western Asset Core Bond Fund

Opinion on the financial statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Core Bond Fund (one of the funds constituting Western Asset Funds, Inc., referred to hereafter as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, brokers and transfer agent of the investee fund; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

February 22, 2019

We have served as the auditor of one or more investment companies in Legg Mason investment company group since at least 1973. We have not been able to determine the specific year we began serving as auditor.

88	Western Asset Core Bond Fund 2018 Annual Report

Board approval of management and

subadvisory agreements (unaudited)

The Executive and Contracts Committee of the Board of Directors considered the Investment Management Agreement between the Corporation and LMPFA with respect to the Fund and the Investment Advisory Agreements between LMPFA and Western Asset Management Company, LLC (“Western Asset”) and Western Asset Management Company Limited in London (“WAML” and together with Western Asset, the “Subadvisers”) (collectively, the “Agreements”) with respect to the Fund at meetings held on September 11, 2018 and October 29, 2018. At a meeting held on November 13, 2018, the Executive and Contracts Committee reported to the full Board of Directors its considerations and recommendation with respect to the Agreements, and the Board of Directors, including a majority of the Independent Directors, considered and approved renewal of the Agreements.

The Directors noted that although Western Asset’s business is operated through separate legal entities, such as WAML, its business is highly integrated and senior investment personnel at Western Asset have supervisory oversight responsibility over the investment decisions made by WAML. Therefore, in connection with their deliberations noted below, the Directors primarily focused on the information provided by Western Asset when considering the approval of the Investment Advisory Agreement between LMPFA and WAML with respect to the Fund. The Directors also noted that the Fund does not pay any management fees directly to Western Asset or to WAML because LMPFA pays the Subadvisers for services provided to the Fund out of the management fee LMPFA receives from the Fund.

In arriving at their decision to approve and renew the Agreements, the Directors met with representatives of Western Asset, including relevant investment advisory personnel, as well as representatives of LMPFA; reviewed a variety of information prepared by LMPFA and Western Asset and materials provided by Broadridge and counsel to the Independent Directors; reviewed performance and expense information for the Fund’s peer group of comparable funds selected and prepared by Broadridge and for certain other comparable products available from Western Asset, including separate accounts managed by Western Asset; and requested and reviewed additional information as necessary. These reviews were in addition to information obtained by the Directors at their regular quarterly meetings with respect to the Fund’s performance and other relevant matters, and related discussions with Western Asset’s personnel.

As part of their review, the Directors examined LMPFA’s ability to provide high quality oversight and administrative and shareholder support services to the Fund, and the Subadvisers’ ability to provide high quality investment management services to the Fund. The Directors considered the experience of LMPFA’s personnel in providing the types of services that LMPFA is responsible for providing to the Fund; the ability of LMPFA to attract and retain capable personnel; the capability and integrity of LMPFA’s senior management and staff; and the level of skill required to provide such services to the Fund. The Directors considered the investment philosophy and research and decision-making processes of the Subadvisers; the experience of their key advisory personnel responsible for management of the Fund; the ability of the Subadvisers to attract and retain capable research and advisory personnel; the

Western Asset Core Bond Fund	89

Board approval of management and

subadvisory agreements (unaudited) (cont’d)

capability and integrity of the Subadvisers’ senior management and staff; and the level of skill required to manage the Fund. In addition, the Directors reviewed the quality of LMPFA’s and the Subadvisers’ services with respect to regulatory compliance and compliance with the investment policies of the Fund and conditions that might affect LMPFA’s or a Subadviser’s ability to provide high quality services to the Fund in the future under the Agreements, including its business reputation, financial condition and operational stability. Based on the foregoing, the Directors concluded that the Subadvisers’ investment process, research capabilities and philosophy were well suited to the Fund given the Fund’s investment objectives and policies, and that LMPFA and each Subadviser would be able to meet any reasonably foreseeable obligations under the Agreements.

In reviewing the quality of the services provided to the Fund, the Directors also reviewed comparisons of the performance of the Fund to the performance of certain comparable funds in its peer group and to its investment benchmark over the one-, three-, five-, and ten-year periods ended June 30, 2018. In that connection, the Directors noted that the performance of the Fund exceeded its peer group’s average performance for each period. With respect to the Fund, the Directors considered the factors involved in its performance relative to the performance of its investment benchmark and peer group.

The Directors also considered the management fee payable by the Fund to LMPFA, the total expenses payable by the Fund and the fact that LMPFA pays to the Subadvisers the entire management fee it receives from the Fund. They reviewed information concerning management fees paid to investment advisers of similarly managed funds, as well as fees paid by the Subadvisers’ other clients, including separate accounts managed by one or more of the Subadvisers. The Directors observed that the contractual management fee paid by the Fund to LMPFA was higher than the average contractual management fee rate paid by funds in its peer group, while the actual management fee rate paid by the Fund to LMPFA was lower than the average actual management fee rate paid by funds in its peer group and that total expenses for the Fund were lower than the average of the funds in its peer group. The Directors noted that the management fee paid by the Fund was generally higher than the management fees paid by other clients of the Subadvisers for accounts with similar investment strategies, but that the administrative and operational responsibilities of the Subadvisers with respect to the Fund were also relatively higher. In light of this difference, the Directors concluded that the management fee paid by the Fund relative to the fees paid by the Subadvisers’ other clients was reasonable.

The Directors further evaluated the benefits of the advisory relationship to LMPFA and the Subadvisers, including, among others, the profitability of the relationship to LMPFA and the Subadvisers; the direct and indirect benefits that LMPFA and the Subadvisers may receive from their relationship with the Fund, including any “fallout benefits,” such as reputational value derived from serving as investment manager or adviser to the Fund; and the affiliations between LMPFA, the Subadvisers and certain service providers for the Fund. In that connection, the Directors concluded that LMPFA and each Subadviser’s profitability was

90	Western Asset Core Bond Fund

consistent with levels of profitability that had been determined by courts not to be excessive. The Directors noted that Western Asset does not have soft dollar arrangements.

Finally, the Directors considered, in light of the profitability information provided by LMPFA and Western Asset, the extent to which economies of scale would be realized by the Subadvisers as the assets of the Fund grow. They further concluded that the Fund’s assets were currently at a level at which Western Asset potentially may realize economies of scale from any future growth in the Fund, and noted that fee breakpoints had been implemented to capture a portion of any economies of scale for the benefit of the Fund’s shareholders. The Directors determined that the management fee structure for the Fund is reasonable.

In their deliberations with respect to these matters, the Independent Directors were advised by their independent counsel, who is independent, within the meaning of Securities and Exchange Commission rules regarding the independence of counsel, of LMPFA and the Subadvisers. The Independent Directors weighed each of the foregoing matters in light of the advice given to them by their independent counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Directors, including the Independent Directors, did not identify any single matter as all-important or controlling, and the foregoing summary does not detail all the matters considered. The Directors judged the terms and conditions of the Agreements, including the investment advisory fees, in light of all of the surrounding circumstances.

Based upon their review, the Directors, including all of the Independent Directors, determined, in the exercise of their business judgment, that they were generally satisfied with the quality of services being provided by LMPFA and the Subadvisers, but they would continue to closely monitor the performance of LMPFA and the Subadvisers; that the fees to be paid to the Subadvisers and LMPFA under the relevant Agreements were fair and reasonable, given the scope and quality of the services rendered by the Subadvisers and LMPFA; and that approval of the Agreements was in the best interest of the Fund and its shareholders.

Western Asset Core Bond Fund	91

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Core Bond Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Directors and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Directors and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Directors†

Robert Abeles, Jr.

Year of birth	1945
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Senior Vice President Emeritus (since 2016) and formerly, Senior Vice President, Finance and Chief Financial Officer (2009 to 2016) at University of Southern California
Number of portfolios in fund complex overseen[3]	9
Other directorships held during the past five years	None

Anita L. DeFrantz

Year of birth	1952
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 1998
Principal occupation(s) during the past five years	President of Tubman Truth Corp. (since 2015); President Emeritus (since 2015) and formerly, President (1987 to 2015) and Director (1990 to 2015) of LA84 (formerly Amateur Athletic Foundation of Los Angeles); Member (since 1986) Member of Executive Board (since 2013) and Vice President (since 2017) of the International Olympic Committee
Number of portfolios in fund complex overseen[3]	9
Other directorships held during the past five years	None

Avedick B. Poladian

Year of birth	1951
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Director and Advisor (since 2017) and former Executive Vice President and Chief Operating Officer (2002 to 2016) of Lowe Enterprises, Inc. (privately held real estate and hospitality firm); formerly, Partner, Arthur Andersen, LLP (1974 to 2002)
Number of portfolios in fund complex overseen[3]	9
Other directorships held during the past five years	Occidental Petroleum Corporation, California Resources Corporation and Public Storage

92	Western Asset Core Bond Fund

Independent Directors† cont’d

William E. B. Siart

Year of birth	1946
Position(s) held with Fund	Director and Chairman
Term of office[1] and length of time served[2]	Since 1997
Principal occupation(s) during the past five years	Chairman of Great Public Schools Now (since 2015); Chairman of Excellent Education Development (since 2000); formerly, Trustee of The Getty Trust (2005 to 2017); Chairman of Walt Disney Concert Hall, Inc. (1998 to 2006)
Number of portfolios in fund complex overseen[3]	9
Other directorships held during the past five years	None

Jaynie Miller Studenmund

Year of birth	1954
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Director of EXL (operations management and analytics company) (since 2018); Director of CoreLogic, Inc. (information, analytics and business services company) (since 2012); formerly, Director of Pinnacle Entertainment, Inc. (gaming and hospitality company) (2012 to 2018); Director of LifeLock, Inc. (identity theft protection company) (2015 to 2017); Director of Orbitz Worldwide, Inc. (online travel company) (2007 to 2014)
Number of portfolios in fund complex overseen[3]	9
Other directorship held during the past five years	None

Interested Director

Ronald L. Olson[4]

Year of birth	1941
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 2005
Principal occupation(s) during the past five years	Partner of Munger, Tolles & Olson LLP (law partnership) (since 1968)
Number of portfolios in fund complex overseen[3]	9
Other directorships held during the past five years	Berkshire Hathaway, Inc. formerly, Graham Holdings Company (formerly, The Washington Post Company) (2001 to 2017)

Western Asset Core Bond Fund	93

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Officers[5]

Jane Trust, CFA Legg Mason 100 International Drive, 11th Floor, Baltimore, MD 21202

Year of birth	1962
Position(s) held with Fund	President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2018); Managing Director of Legg Mason & Co. (2016 to 2018); Officer and/or Trustee/Director of 146 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)

Richard F. Sennett Legg Mason 100 International Drive, Baltimore, MD 21202

Year of birth	1970
Position(s) held with Fund	Principal Financial Officer and Treasurer
Term of office[1] and length of time served[2]	Since 2011 and since 2013
Principal occupation(s) during the past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Todd F. Kuehl Legg Mason 100 International Drive, 9th Floor, Baltimore, MD 21202

Year of birth	1969
Position(s) held with Fund	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Managing Director of Legg Mason & Co. (since 2011); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Chief Compliance Officer of Legg Mason Private Portfolio Group (prior to 2010); formerly, Branch Chief, Division of Investment Management, U.S. Securities and Exchange Commission (2002 to 2006)

94	Western Asset Core Bond Fund

Additional Officers[5]

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1954
Position(s) held with Fund	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President and Deputy General Counsel of Legg Mason, Inc. (since 2006); Managing Director and General Counsel— U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of Birth	1962
Position(s) held with Fund	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with LeggMason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LMAsset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund AssetManagement, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor ,New York, NY 10018

Year of birth	1949
Position(s) held with Fund	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Western Asset Core Bond Fund	95

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Additional Officers[5] cont’d

Jenna Bailey Legg Mason 100 First Stamford Place, 5th Floor, Stamford, CT 06902

Year of birth	1978
Position(s) held with Fund	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1951
Position(s) held with Fund	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Directors who are not “interested persons” of the Fund within the meaning of section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Director and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Director became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

In addition to overseeing the 7 funds of the Corporation, each Director also serves as a Director of Western Asset Investment Grade Income Fund Inc. and a Trustee of Western Asset Premier Bond Fund (closed-end investment companies), which are considered part of the same fund complex as the Corporation.

[4]	Mr. Olson is an “interested person” (as defined above) of the Fund because his law firm has provided legal services to WAM.

[5]	Each officer of the Fund is an “interested person” (as defined above) of the Fund.

96	Western Asset Core Bond Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2018:

Record date	Daily	Daily
Payable date	1/31/2018	February 2018 - December 2018
Ordinary income:
Qualified dividend income for individuals	0.50%	0.74%
Dividends qualifying for the dividends
received deduction for corporations	0.35%	0.52%
Interest from Federal Obligations	13.93%	13.93%

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

Western Asset Core Bond Fund	97

Western Asset

Core Bond Fund

Directors

Robert Abeles, Jr

Anita L. DeFrantz

Ronald L. Olson

Avedick B. Poladian

William E.B. Siart

Chairman

Jaynie M. Studenmund

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company, LLC*

Western Asset Management Company Limited

Distributor

Legg Mason Investor Services, LLC

*	Prior to May 2, 2018, known as Western Asset Management Company.

Transfer Agent

BNYMellon Investment

Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Custodian

The Bank of New York Mellon (“BNY”)**

Independent registered public accounting firm

Pricewaterhouse Coopers LLP

Baltimore, MD

**	Effective May 7, 2018, BNY became custodian.

Western Asset Core Bond Fund

The Fund is a separate investment series of Western Asset Funds, Inc

Western Asset Core Bond Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Core Bond Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2019 Legg Mason Investors Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identify verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-877-721-1926.

Revised April 2018

NOT PART OF THE ANNUAL REPORT

Western Asset Management Company, LLC

Legg Mason, Inc. Subsidiaries

www.leggmason.com

© 2019 Legg Mason Investor Services, LLC Member FINRA, SIPC

WASX013138 2/19 SR19-3559

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Mr. Robert Abeles, Jr., possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial expert,” and have designated Mr. Abeles as the Audit Committee’s financial expert. Mr. Abeles is an “independent” Director pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2017 and December 31, 2018 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $74,510 in December 31, 2017 and in $383,790 in December 31, 2018.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2017 and $0 in December 31, 2018.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $20,806 in December 31, 2017 and $0 in December 31, 2018. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate other fees billed in the Reporting Periods for products and services provided by the Auditor were $0 in December 31, 2017 and $9,000 in December 31, 2018, other than the services reported in paragraphs (a) through (c) for the Item for the Western Asset Funds, Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Funds, Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Funds, Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2017 and December 31, 2018; Tax Fees were 100% and 100% for December 31, 2017 and December 31, 2018; and Other Fees were 100% and 100% for December 31, 2017 and December 31, 2018.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Funds, Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Funds, Inc. during the reporting period were $269,356 in December 31, 2017 and $678,000 in December 31, 2018.

(h) Yes. Western Asset Funds, Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Funds, Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert Abeles, Jr.

Anita L. DeFrantz

Ronald L. Olson

Avedick B. Poladian

William E.B. Siart

Jaynie M. Studenmund

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Funds, Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 25, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 25, 2019

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	February 25, 2019